UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06652

Exact name of registrant as specified in charter:	Aberdeen Investment Funds

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-667-9231

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2015

Item 1. Reports to Shareholders.

Aberdeen Investment Funds

Annual Report

October 31, 2015

Aberdeen Select International Equity Fund

Aberdeen Select International Equity Fund II

Aberdeen Total Return Bond Fund

Aberdeen Global High Income Fund

Table of Contents

Market Review	Page 2
Aberdeen Select International Equity Fund	Page 3
Aberdeen Select International Equity Fund II	Page 9
Aberdeen Total Return Bond Fund	Page 15
Aberdeen Global High Income Fund	Page 28

Financial Statements	Page 46

Notes to Financial Statements	Page 54

Report of Independent Registered Public Accounting Firm	Page 73

Other Tax Information	Page 74

Shareholder Expense Examples	Page 75

Supplemental Information	Page 76

Management of the Funds	Page 80

Investors should carefully consider a fund’s investment objectives, risks, fees, and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Select International Equity Fund, Aberdeen Select International Equity Fund II, Aberdeen Total Return Bond Fund, and Aberdeen Global High Income Fund, (each a “Fund” and collectively the “Funds”) are distributed by Aberdeen Fund Distributors, LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23,1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The complete schedule of portfolio holdings for the Aberdeen Investment Funds is included in the Funds’ semi-annual and annual reports to shareholders. The Aberdeen Investment Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Funds make their most recent Forms N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the SEC’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 866-667-9231; and (ii) on the SEC’s website at www.sec.gov.

Market Review

The global financial markets weathered some turbulence over the 12-month period ended October 31, 2015. The main contributors to the volatility included the decline in global energy and commodity prices; concerns over decelerating economic growth in Europe and Asia (particularly China); aggressive quantitative easing (QE) programs from the European Central Bank (ECB) and the Bank of Japan; and uncertainty surrounding U.S. monetary policy. Later in the period, China’s devaluation of the yuan was also a factor.

The Morgan Stanley Capital International (MSCI) World Index, a global equity market benchmark, posted a modest gain of 2.3% for the reporting period. Shares of U.S. companies outperformed their European and Asian large-cap counterparts, The U.S. broader-market Standard & Poor’s (S&P) 500 Index advanced 5.2%, versus the 0.3% and -10.2% returns of the Financial Times Stock Exchange (FTSE) World Europe Index and the MSCI All-Country (AC) Asia-Pacific ex-Japan Index, respectively. Emerging-market stocks declined sharply, with the MSCI Emerging Markets (EM) Index returning -14.2%. There was significant weakness across the EM asset class, most notably in Latin America.

The U.S. equity market’s positive performance over the reporting period was attributable primarily to generally upbeat economic data and corporate earnings reports. The nation’s gross domestic product (GDP) increased in each quarter over the 12-month period, benefiting mainly from an upturn in consumer spending. Regarding monetary policy, the U.S. Federal Reserve (Fed) maintained the federal funds rate at or near 0% over the 12-month period, citing concerns about low inflation and global economic and geopolitical uncertainties. Towards the end of the period, however, a strong employment report led to growing speculation in the financial markets that the Fed could announce its first rate hike since 2006 before the end of the 2015 calendar year. The Fed subsequently raised the federal funds rate by 0.25% on December 16, noting that it sees the risks to the outlook for both economic activity and the labor market as balanced. The small increase still leaves borrowing costs exceptionally low. However, it may mark the beginning of the end of near-zero borrowing costs, a legacy of the worst financial crisis to hit the world economy in modern times.

European equities posted small gains despite investors’ worries regarding a possible Greek exit from the Eurozone, as well as the Swiss central bank’s unexpected de-pegging of the franc from the euro. Although the ECB maintained its QE program as the Eurozone economy gained modest momentum, we feel that risks remain. We believe that the ongoing weakness in oil prices may provide a renewed boost to household incomes and spending. UK stocks recorded losses during the reporting period and underperformed versus their European counterparts. While UK GDP rose modestly in all four quarters, the upturn was unbalanced; the service sector comprised the bulk of the growth, while there was a contraction in manufacturing.

Emerging markets stocks performed relatively well early in the reporting period in response to global monetary easing. Nonetheless, investors subsequently appeared to be unnerved by Greece’s financial crisis and renewed concerns over China’s economic slowdown. Latin America was the weakest-performing region. Brazil led the downturn, as S&P1 downgraded the country’s credit-rating to below-investment-grade. Additionally, dissatisfaction over the economy and the corruption scandal surrounding state-owned oil company Petrobras culminated in mass demonstrations calling for President Dilma Rousseff’s impeachment. Chinese equities saw only modest losses during the reporting period, as optimism over the central bank’s unexpected rate cut and the launch of a stock-trading link between Hong Kong and Shanghai counterbalanced concerns over weak economic data.

There was divergent performance among global fixed-income markets over the reporting period spurred by worries over economic growth and central banks’ monetary policy. Investment-grade bonds, as measured by the Barclays Global Aggregate Bond Index, lost ground. European issues were the weakest performers amid concerns regarding Greece’s future in the Eurozone and relatively sluggish economic data. U.S. investment-grade securities ended the reporting period with modest gains as yields declined in all but the shortest segments of the U.S. Treasury yield curve. Global high-yield securities outperformed their investment-grade counterparts. The Bank of America Merrill Lynch Global High Yield Constrained Index returned -0.6% for the reporting period, as strength in the European market partially offset weakness in the U.S. and Canada. Emerging-market debt, as represented by the J.P. Morgan EMBI Global Diversified Index, gained 0.4% for the period. The direction of oil price movements negatively drove investor sentiment in certain credits, but those countries less affected by the volatility of commodity prices benefited from yield-hungry investors looking beyond developed markets.

Outlook

We expect global growth in 2016 to be supported by improving trends in the developed-market economies.2 In the U.S., third-quarter 2015 GDP growth came in at an annualized rate of 1.5%, down from the 3.9% increase in the previous quarter. We believe that the “bumpy ride” could continue, though solid domestic momentum may potentially support growth in the fourth quarter of 2015.

With U.S. third-quarter earnings generally exceeding expectations and signs that the Chinese economy may be stabilizing at a slower growth rate, we are uncertain if recent global equity market gains can be extended or if they merely constitute a short-lived rally. Persistent disinflationary pressures in both developed- and emerging-market economies also may continue to weigh on investor sentiment. Despite the global headwinds, our fundamentals-driven equity investment process remains underpinned by a focus on high-quality companies.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

[1]

Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

[2]	Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Annual Report 2015

Aberdeen Select International Equity Fund (Unaudited)

The Aberdeen Select International Equity Fund (Institutional Class shares net of fees)1 returned -14.40% for the 12-month period ended October 31, 2015, versus -4.26% for its benchmark, the MSCI All Country (AC) World ex USA Index, during the same period. For broader comparison, the average return of the Fund’s peer category of International Multi-Cap Growth Funds (consisting of 129 funds), as measured by Lipper, Inc., was 0.17% for the period.

International equities declined during the 12-month period ended October 31, 2015. Global market volatility, concerns over the health of the world economy and uncertainty about U.S. monetary policy weighed on investor sentiment for much of the period. Although the U.S. Federal Reserve (Fed) officially ended its bond-buying program, the Bank of Japan’s increased stimulus, along with the launch of the European Central Bank’s quantitative easing, kept markets awash with liquidity. However, concerns over a commodity rout soon took over. Oversupply worries were exacerbated by the prospect of a resumption of crude oil production in Iran following an agreement with several major Western nations to monitor the country’s nuclear program. Equity markets heavily exposed to natural resources, such as those in Russia, Brazil and Nigeria, suffered the most from declining energy and commodity prices. Towards the end of the review period, macroeconomic headlines reflected expectations of slowing global growth and deflationary pressures – most recently, the fallout from China’s decision to marginally devalue the yuan in August 2015 amid further contractions in manufacturing. The International Monetary Fund (IMF) warned of a rising risk of global recession as it again downgraded its growth outlook. Although it initially appeared that the Fed was on track to normalize interest rates, concerns over the health of the world economy prompted it to keep rates near all-time lows. Investor sentiment was slightly dented at the end of the review period by the Fed’s hawkish statements indicating that a December rate lift-off was still firmly in the cards.

The top detractors from the Fund’s performance relative to its benchmark for the reporting period were Banco Bradesco, miner Vale and UK engineering company Weir Group. Banco Bradesco’s shares slumped following the largest acquisition in its history – UK exchange-listed bank HSBC’s money-losing Brazilian operations – and Standard & Poor’s2 downgrade of Brazil’s rating to below-investment-grade had a knock-on effect on the lender’s perceived creditworthiness. Lower iron ore prices and softening end-markets hampered Vale’s results over the reporting period. Weir Group’s profits declined on the back of the oil price slump, and it was pushed out of the FTSE 100 Index. The company cut jobs and launched a savings drive, largely in its natural gas fracking-focused U.S. division, in response to the market downturn.

The main contributors to Fund performance for the period were semiconductor maker Samsung Electronics, Japan Tobacco and British American Tobacco. Samsung will repurchase and cancel US$10 billion in common and preferred shares, which the Fund owns. This marks the biggest buyback in Samsung’s history and the first time in 10 years that it will cancel shares. The company also posted better-than-expected corporate results over the reporting period, attributable to improved earnings across most of its business units and a favorable currency translation3 effect. Japan Tobacco posted healthy corporate results over the period, supported by overseas sales of its flagship cigarette brands, which include Winston, Camel and Benson & Hedges. In April 2015, Japan Tobacco entered the U.S. vapor market by acquiring electronic cigarette company Logic Technology Development for an undisclosed sum. British American Tobacco benefited from better-than-expected results during the period, as its key brands continued to gain market share.

Regarding Fund activity over the reporting period, we initiated holdings in UK insurance company Prudential, as we believe that it is an attractive franchise with a sound balance sheet; Israel-based IT services company Check Point Software, which in our view has a solid market position within infrastructure software and network security; Fresenius Medical Care, a German healthcare services provider, which we feel is well-placed to benefit from aging population trends and steady growth in the global dialysis market; and German household products manufacturer Henkel, which has an established market position in its core portfolio, which includes industrial adhesives. We believe that Henkel’s business is financially well-managed, and the capable management team has demonstrated the ability to earn robust returns on invested capital. We also established a new position in Singapore lender OCBC in a move to bring the Fund in line with our Europe, Australasia and Far East (EAFE) model. Previously, there were restrictions on buying the stock due to holding limits.

Conversely, we exited the positions in South32, whose stock we had received when it was spun off from its parent, Australian miner BHP Billiton, earlier this year; UK utility company Centrica due to increased regulatory and political interference; oil and gas exploration and production company Eni due to our concerns over the sustainability of its dividend; oil and gas company Petrochina after a period of relative share price strength; Brazilian state-owned oil company Petrobras because we felt that its business quality was deteriorating; and Schindler Holding on our valuation concerns and weakening end-markets, particularly China, which in our view is the most important new market for elevator installations worldwide.

In our opinion, the renewed prospect of higher U.S. borrowing costs may keep investors nervous in the near term. With U.S. third-quarter

1	The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-667-9231 or visiting aberdeen-asset.us.
2	Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
3	Currency translation comprises the process of quoting the amount of money denominated in one currency in the denomination of another currency on a corporate balance sheet.

2015 Annual Report

Aberdeen Select International Equity Fund (Unaudited) (concluded)

2015 earnings reports generally exceeding expectations thus far, and signs that the Chinese economy may be stabilizing at a slower growth rate, we believe that it remains to be seen if recent gains can be extended, or if they merely constitute a short-lived rally. Persistent disinflationary pressures in both developed and emerging economies also may potentially continue to weigh on investor sentiment. Despite the global headwinds, quality serves to underline our fundamentals-driven investment process. Rather than chasing momentum, we continue to focus on a bottom-up approach in an effort to build a diversified4 portfolio of well-managed businesses.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance quoted represents past performance, which does not guarantee future results. Class A shares have up to a 0.25% 12b-1 fee. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-667-9231 or visiting www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Stocks issued by large cap companies subject the Fund to the risk that those stocks may underperform stocks issued by companies with smaller capitalizations or the market as a whole.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

4	Diversification does not ensure a profit or protect against a loss in a declining market.

Annual Report 2015

Aberdeen Select International Equity Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2015)	1 Yr.	5 Yr.		10 Yr.
Class A	(14.62%)	(2.50%	)	0.65%
Institutional Class	(14.40%)	(2.27%	)	0.90%

2015 Annual Report

Aberdeen Select International Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Select International Equity Fund, Morgan Stanley Capital International All Country World ex-U.S. Index (MSCI ACWI ex-U.S. Index), and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2015. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

The MSCI ACWI ex-U.S. Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States (U.S.) and 23 Emerging Markets (EM) countries). With 1,839 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and performance graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2015 (Unaudited)

Asset Allocation
Common Stocks	89.0%
Preferred Stocks	9.2%
Repurchase Agreement	1.3%
Exchange Traded Funds	–%	[1]
Government Bonds	–%	[1]
Other assets in excess of liabilities	0.5%
	100.0%

1	Represents a security that is fair valued at zero pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of October 31, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Financials	18.2%
Consumer Staples	18.0%
Industrials	15.9%
Information Technology	11.3%
Health Care	10.6%
Materials	9.1%
Telecommunication Services	7.7%
Energy	6.3%
Utilities	1.1%
Other	1.8%
100.0%

Top Holdings*
Roche Holding AG	4.5%
Novartis AG	4.3%
Samsung Electronics Co. Ltd., Preferred Shares	4.2%
Japan Tobacco, Inc.	4.0%
British American Tobacco PLC	3.8%
Nestle SA	3.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.5%
Royal Dutch Shell PLC, B Shares	3.3%
Fomento Economico Mexicano SAB de CV, ADR	3.2%
Shin-Etsu Chemical Co. Ltd.	3.1%
Other	62.6%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top Countries
United Kingdom	22.4%
Switzerland	13.9%
Japan	10.9%
Hong Kong	6.1%
Canada	5.7%
Singapore	5.3%
Germany	5.1%
Sweden	4.9%
France	4.4%
Republic of South Korea	4.2%
Other	17.1%
100.0%

Annual Report 2015

Statement of Investments

October 31, 2015

Aberdeen Select International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (89.0%)
CANADA (5.7%)
Industrials (2.2%)
Canadian National Railway Co.	104,600	$6,389,111
Materials (1.9%)
Potash Corp. of Saskatchewan, Inc.	269,400	5,455,577
Telecommunication Services (1.6%)
TELUS Corp.	133,700	4,462,120
		16,306,808
FRANCE (4.4%)
Consumer Staples (1.8%)
Casino Guichard-Perrachon SA (a)	87,600	5,033,036
Industrials (1.5%)
Schneider Electric SE (a)	73,400	4,427,131
Utilities (1.1%)
Engie (a)	181,300	3,172,894
		12,633,061
GERMANY (3.4%)
Health Care (1.8%)
Fresenius Medical Care AG & Co. KGaA (a)	57,200	5,148,429
Materials (1.6%)
Linde AG (a)	26,200	4,544,532
		9,692,961
HONG KONG (6.1%)
Financials (3.8%)
AIA Group Ltd. (a)	1,308,600	7,664,340
Swire Pacific Ltd., Class A (a)	264,000	3,060,301
		10,724,641
Industrials (2.3%)
Jardine Matheson Holdings Ltd. (a)	121,500	6,606,724
		17,331,365
ISRAEL (2.0%)
Information Technology (2.0%)
Check Point Software Technologies Ltd. (b)	68,990	5,860,011
ITALY (1.4%)
Energy (1.4%)
Tenaris SA, ADR	161,700	4,086,159
JAPAN (10.9%)
Consumer Staples (4.0%)
Japan Tobacco, Inc. (a)	332,100	11,494,575
Financials (1.3%)
Daito Trust Construction Co. Ltd. (a)	33,500	3,626,251
Industrials (2.5%)
FANUC Corp. (a)	40,800	7,198,811
Materials (3.1%)
Shin-Etsu Chemical Co. Ltd. (a)	151,600	9,015,523
		31,335,160
LATVIA (0.0%)
Financials (0.0%)
AS Parex Banka (a)(b)	1,424,182	2
MEXICO (3.2%)
Consumer Staples (3.2%)
Fomento Economico Mexicano SAB de CV, ADR	93,000	9,215,370
SERBIA (0.0%)
Industrials (0.0%)
Toza Markovic ad Kikinda (a)(b)(c)(d)	78,160	0
SINGAPORE (5.3%)
Financials (2.6%)
City Developments Ltd. (a)	706,000	3,995,474
Oversea-Chinese Banking Corp. Ltd. (a)	540,229	3,472,512
		7,467,986
Telecommunication Services (2.7%)
Singapore Telecommunications Ltd. (a)	2,692,600	7,650,355
		15,118,341
SOUTH AFRICA (1.9%)
Telecommunication Services (1.9%)
MTN Group Ltd. (a)	475,800	5,416,798
SWEDEN (4.9%)
Financials (1.5%)
Nordea Bank AB (a)	401,300	4,427,797
Industrials (1.8%)
Atlas Copco AB, A Shares (a)	198,462	5,172,056
Information Technology (1.6%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	458,600	4,463,326
		14,063,179
SWITZERLAND (13.9%)
Consumer Staples (3.5%)
Nestle SA (a)	131,400	10,035,535
Financials (1.6%)
Zurich Insurance Group AG (a)(b)	16,935	4,469,145
Health Care (8.8%)
Novartis AG (a)	135,600	12,283,821
Roche Holding AG (a)	47,800	12,977,646
		25,261,467
		39,766,147
TAIWAN (3.5%)
Information Technology (3.5%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	2,347,000	9,889,473

See accompanying Notes to Financial Statements.

2015 Annual Report

Statement of Investments (concluded)

October 31, 2015

Aberdeen Select International Equity Fund

	Shares or Principal Amount	Value
UNITED KINGDOM (22.4%)
Consumer Staples (3.8%)
British American Tobacco PLC (a)	182,900	$10,866,007
Energy (4.9%)
John Wood Group PLC (a)	509,200	4,674,647
Royal Dutch Shell PLC, B Shares (a)	360,000	9,426,559
		14,101,206
Financials (5.6%)
HSBC Holdings PLC (a)	747,200	5,837,848
Prudential PLC (a)	186,500	4,355,983
Standard Chartered PLC (a)	519,897	5,771,186
		15,965,017
Industrials (5.6%)
Experian PLC (a)	357,800	6,096,934
Rolls-Royce Holdings PLC (a)(b)	559,706	5,918,616
Weir Group PLC (The) (a)	253,600	4,166,105
		16,181,655
Materials (1.0%)
BHP Billiton PLC (a)	174,300	2,786,015
Telecommunication Services (1.5%)
Vodafone Group PLC (a)	1,273,600	4,191,331
		64,091,231
VENEZUELA (0.0%)
Financials (0.0%)
Banco Provincial SA-Banco Universal (a)(c)	18,422	0
Banco Venezolano de Credito SA (a)(b)(c)	156	0
		–
Industrials (0.0%)
Cemex Venezuela SACA-I (a)(b)(c)	15,843,815	0
		–
Total Common Stocks		254,806,066
EXCHANGE TRADED FUNDS (0.0%)
RUSSIA (0.0%)
Renaissance Pre-IPO Fund (a)(b)(c)	92,634	0
Total Exchange Traded Funds		0
GOVERNMENT BONDS (0.0%)
VENEZUELA (0.0%)
Bonos de la Deuda Publica Nacional (VEF), 16.00%, 08/23/2018 (a)(c)	49,500,000	–
Bonos de la Deuda Publica Nacional (VEF), 17.25%, 12/31/2015 (a)(c)	10,000,000	–
Bonos de la Deuda Publica Nacional (VEF), 18.00%, 04/12/2018 (a)(c)	20,000,000	–
		–
Total Government Bonds		0
PREFERRED STOCKS (9.2%)
BRAZIL (3.3%)
Financials (1.8%)
Banco Bradesco SA, ADR, Preferred Shares	957,200	5,207,168
Materials (1.5%)
Vale SA, ADR, Preferred Shares	1,136,400	4,091,040
		9,298,208
GERMANY (1.7%)
Consumer Staples (1.7%)
Henkel AG & Co. KGaA, Preferred Shares (a)	44,300	4,804,487
REPUBLIC OF SOUTH KOREA (4.2%)
Information Technology (4.2%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	11,600	12,115,963
UNITED KINGDOM (0.0%)
Industrials (0.0%)
Rolls-Royce Holdings PLC, Preferred Shares (b)	51,884,746	79,986
Total Preferred Stocks		26,298,644
REPURCHASE AGREEMENT (1.3%)
UNITED STATES (1.3%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/30/2015, due 11/02/2015, repurchase price $3,623,854 collateralized by U.S. Treasury Notes, maturing 03/31/2022; total market value of $3,701,069	$3,623,854	3,623,854
Total Repurchase Agreement		3,623,854
Total Investments (Cost $379,647,122) (e)—99.5%		284,728,564

Other assets in excess of liabilities—0.5%		1,349,074
Net Assets—100.0%		$286,077,638

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.00% of net assets as of October 31, 2015.
(d)	Investment in affiliate.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt

See accompanying Notes to Financial Statements.

Annual Report 2015

Aberdeen Select International Equity Fund II (Unaudited)

Aberdeen Select International Equity Fund II (Institutional Class shares net of fees)1 returned -13.96% for the 12-month period ended October 31, 2015, versus -4.26% for its benchmark, the MSCI All Country (AC) World ex U.S.A. Index, during the same period. For broader comparison, the average return of the Fund’s peer category of International Multi-Cap Growth Funds (consisting of 129 funds), as measured by Lipper, Inc., was 0.17% for the period.

International equities declined during the 12-month period ended October 31, 2015. Global market volatility, concerns over the health of the world economy and uncertainty about U.S. monetary policy weighed on investor sentiment for much of the period. Although the U.S. Federal Reserve (Fed) officially ended its bond-buying program, the Bank of Japan’s increased stimulus, along with the launch of the European Central Bank’s quantitative easing, kept markets awash with liquidity. However, concerns over a commodity rout soon took over. Oversupply worries were exacerbated by the prospect of a resumption of crude oil production in Iran following an agreement with several major Western nations to monitor the country’s nuclear program. Equity markets heavily exposed to natural resources, such as those in Russia, Brazil and Nigeria, suffered the most from declining energy and commodity prices. Towards the end of the review period, macroeconomic headlines reflected expectations of slowing global growth and deflationary pressures – most recently, the fallout from China’s decision to marginally devalue the yuan in August 2015 amid further contractions in manufacturing. The International Monetary Fund (IMF) warned of a rising risk of global recession as it again downgraded its growth outlook. Although it initially appeared that the Fed was on track to normalize interest rates, concerns over the health of the world economy prompted it to keep rates near to all-time lows. Investor sentiment was slightly dented at the end of the review period by the Fed’s hawkish statements indicating that a December rate lift-off was still firmly in the cards.

The top detractors from the Fund’s performance relative to its benchmark, the MSCI AC World ex USA Index, for the reporting period were Banco Bradesco, miner Vale and UK engineering company Weir Group. Banco Bradesco’s shares slumped following the largest acquisition in its history – UK exchange-listed bank HSBC’s money-losing Brazilian operations – and Standard & Poor’s2 downgrade of Brazil’s rating to below-investment-grade had a knock-on effect on the lender’s perceived creditworthiness. Lower iron ore prices and softening end-markets hampered Vale’s results over the reporting period. Weir Group’s profits declined on the back of the oil price slump, and it was pushed out of the FTSE 100 Index. The company cut jobs and launched a savings drive, largely in its natural gas fracking-focused U.S. division, in response to the market downturn.

The main contributors to Fund performance for the period were semiconductor maker Samsung Electronics, Japan Tobacco and British American Tobacco. Samsung will repurchase and cancel US$10 billion in common and preferred shares, which the Fund owns. This marks the biggest buyback in Samsung’s history and the first time in 10 years that it will cancel shares. The company also posted better-than-expected corporate results over the reporting period, attributable to improved earnings across most of its business units and a favorable currency translation3 effect. Japan Tobacco posted healthy corporate results over the period, supported by overseas sales of its flagship cigarette brands, which include Winston, Camel and Benson & Hedges. In April 2015, Japan Tobacco entered the U.S. vapor market by acquiring electronic cigarette company Logic Technology Development for an undisclosed sum. British American Tobacco benefited from better-than-expected results during the period, as its key brands continued to gain market share.

Regarding Fund activity over the reporting period, we initiated holdings in UK insurance company Prudential, as we believe that it is an attractive franchise with a sound balance sheet; Israel-based IT services company Check Point Software, which in our view has a solid market position within infrastructure software and network security; Fresenius Medical Care, a German healthcare services provider, which we feel is well-placed to benefit from aging population trends and steady growth in the global dialysis market; and German household products manufacturer Henkel, which has an established market position in its core portfolio, which includes industrial adhesives. We believe that Henkel’s business is financially well-managed, and the capable management team has demonstrated the ability to earn robust returns on invested capital. We also established a new position in Singapore lender OCBC in a move to bring the Fund in line with our Europe, Australasia and Far East (EAFE) model. Previously, there were restrictions on buying the stock due to holding limits.

Conversely, we exited the positions in South32, whose stock we had received when it was spun off from its parent, Australian miner BHP Billiton, earlier this year; UK utility company Centrica due to increased regulatory and political interference; oil and gas exploration and production company Eni due to our concerns over the sustainability of its dividend; oil and gas company Petrochina after a period of relative share price strength; Brazilian state-owned oil company Petrobras because we felt that its business quality was deteriorating; and Schindler Holding on our valuation concerns and weakening end-markets, particularly China, which in our view is the most important new market for elevator installations worldwide.

In our opinion, the renewed prospect of higher U.S. borrowing costs may keep investors nervous in the near term. With U.S. third-quarter

1	The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-667-9231 or visiting aberdeen-asset.us.
2	Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
3	Currency translation comprises the process of quoting the amount of money denominated in one currency in the denomination of another currency on a corporate balance sheet.

2015 Annual Report

Aberdeen Select International Equity Fund II (Unaudited) (concluded)

2015 earnings reports generally exceeding expectations thus far, and signs that the Chinese economy may be stabilizing at a slower growth rate, we believe that it remains to be seen if recent gains can be extended, or if they merely constitute a short-lived rally. Persistent disinflationary pressures in both developed and emerging economies also may potentially continue to weigh on investor sentiment. Despite the global headwinds, quality serves to underline our fundamentals-driven investment process. Rather than chasing momentum, we continue to focus on a bottom-up approach in an effort to build a diversified portfolio of well-managed businesses.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance quoted represents past performance, which does not guarantee future results. Class A Shares have up to a 0.25% 12b-1 fee. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-667-9231 or visiting www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging markets countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Stocks issued by large cap companies subject the Fund to the risk that those stocks may underperform stocks issued by companies with smaller capitalizations or the market as a whole.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2015

Aberdeen Select International Equity Fund II (Unaudited)

Average Annual Total Return (For periods ended October 31, 2015)	1 Yr.	5 Yr.		10 Yr.
Class A	(14.16%)	(1.81%	)	1.26%
Institutional Class	(13.96%)	(1.57%	)	1.52%

2015 Annual Report

Aberdeen Select International Equity Fund II (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Select International Equity Fund II, Morgan Stanley Capital International All Country World ex-U.S. Index (MSCI ACWI ex-U.S. Index), and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2015. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

The MSCI ACWI ex-U.S. Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States (U.S.) and 23 Emerging Markets (EM) countries). With 1,839 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and performance graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2015 (Unaudited)

Asset Allocation
Common Stocks	85.9%
Preferred Stocks	9.6%
Repurchase Agreement	3.7%
Other assets in excess of liabilities	0.8%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of October 31, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Consumer Staples	17.2%
Financials	16.8%
Industrials	15.9%
Information Technology	11.9%
Health Care	10.4%
Materials	9.2%
Telecommunication Services	7.1%
Energy	5.9%
Utilities	1.1%
Other	4.5%
100.0%
Top Holdings*
Samsung Electronics Co. Ltd., Preferred Shares	4.8%
Roche Holding AG	4.5%
Novartis AG	4.2%
Japan Tobacco, Inc.	4.0%
British American Tobacco PLC	3.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.6%
Nestle SA	3.5%
Shin-Etsu Chemical Co. Ltd.	3.3%
Royal Dutch Shell PLC, B Shares	3.1%
Fomento Economico Mexicano SAB de CV, ADR	2.7%
Other	62.6%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top Countries
United Kingdom	21.0%
Switzerland	13.7%
Japan	10.8%
Hong Kong	5.9%
Canada	5.5%
Singapore	5.0%
Sweden	4.9%
Germany	4.9%
Republic of South Korea	4.8%
France	4.4%
Other	19.1%
100.0%

Annual Report 2015

Statement of Investments

October 31, 2015

Aberdeen Select International Equity Fund II

	Shares or Principal Amount	Value
COMMON STOCKS (85.9%)
CANADA (5.5%)
Industrials (2.1%)
Canadian National Railway Co.	51,100	$3,121,258
Materials (1.9%)
Potash Corp. of Saskatchewan, Inc.	137,100	2,776,390
Telecommunication Services (1.5%)
TELUS Corp.	68,000	2,269,440
		8,167,088
FRANCE (4.4%)
Consumer Staples (1.7%)
Casino Guichard-Perrachon SA (a)	44,000	2,528,009
Industrials (1.6%)
Schneider Electric SE (a)	39,500	2,382,448
Utilities (1.1%)
Engie (a)	88,200	1,543,570
		6,454,027
GERMANY (3.3%)
Health Care (1.7%)
Fresenius Medical Care AG & Co. KGaA (a)	28,600	2,574,214
Materials (1.6%)
Linde AG (a)	13,400	2,324,303
		4,898,517
HONG KONG (5.9%)
Financials (3.7%)
AIA Group Ltd. (a)	676,800	3,963,950
Swire Pacific Ltd., Class A (a)	125,000	1,449,006
		5,412,956
Industrials (2.2%)
Jardine Matheson Holdings Ltd. (a)	61,200	3,327,832
		8,740,788
ISRAEL (2.0%)
Information Technology (2.0%)
Check Point Software Technologies Ltd. (b)	34,510	2,931,279
ITALY (1.4%)
Energy (1.4%)
Tenaris SA, ADR	82,700	2,089,829
JAPAN (10.8%)
Consumer Staples (4.0%)
Japan Tobacco, Inc. (a)	169,200	5,856,315
Financials (1.0%)
Daito Trust Construction Co. Ltd. (a)	13,700	1,482,974
Industrials (2.5%)
FANUC Corp. (a)	20,800	3,669,982
Materials (3.3%)
Shin-Etsu Chemical Co. Ltd. (a)	83,000	4,935,939
		15,945,210
MEXICO (2.7%)
Consumer Staples (2.7%)
Fomento Economico Mexicano SAB de CV, ADR	40,700	4,032,963
SINGAPORE (5.0%)
Financials (2.5%)
City Developments Ltd. (a)	349,100	1,975,665
Oversea-Chinese Banking Corp. Ltd. (a)	270,062	1,735,919
		3,711,584
Telecommunication Services (2.5%)
Singapore Telecommunications Ltd. (a)	1,304,900	3,707,550
		7,419,134
SOUTH AFRICA (1.7%)
Telecommunication Services (1.7%)
MTN Group Ltd. (a)	221,900	2,526,245
SWEDEN (4.9%)
Financials (1.3%)
Nordea Bank AB (a)	182,700	2,015,845
Industrials (2.1%)
Atlas Copco AB, A Shares (a)	118,900	3,098,616
Information Technology (1.5%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	225,500	2,194,679
		7,309,140
SWITZERLAND (13.7%)
Consumer Staples (3.5%)
Nestle SA (a)	67,200	5,132,329
Financials (1.5%)
Zurich Insurance Group AG (a)(b)	8,711	2,298,832
Health Care (8.7%)
Novartis AG (a)	69,100	6,259,676
Roche Holding AG (a)	24,400	6,624,572
		12,884,248
		20,315,409
TAIWAN (3.6%)
Information Technology (3.6%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	1,278,000	5,385,065
UNITED KINGDOM (21.0%)
Consumer Staples (3.7%)
British American Tobacco PLC (a)	92,500	5,495,383

See accompanying Notes to Financial Statements.

2015 Annual Report

Statement of Investments (concluded)

October 31, 2015

Aberdeen Select International Equity Fund II

	Shares or Principal Amount	Value
Energy (4.5%)
John Wood Group PLC (a)	230,300	$2,114,240
Royal Dutch Shell PLC, B Shares (a)	171,700	4,495,945
		6,610,185
Financials (5.1%)
HSBC Holdings PLC (a)	380,713	2,974,498
Prudential PLC (a)	94,800	2,214,194
Standard Chartered PLC (a)	213,210	2,366,766
		7,555,458
Industrials (5.4%)
Experian PLC (a)	185,100	3,154,116
Rolls-Royce Holdings PLC (a)(b)	272,450	2,881,025
Weir Group PLC (The) (a)	116,200	1,908,917
		7,944,058
Materials (0.9%)
BHP Billiton PLC (a)	88,700	1,417,783
Telecommunication Services (1.4%)
Vodafone Group PLC (a)	647,100	2,129,562
		31,152,429
Total Common Stocks		127,367,123
PREFERRED STOCKS (9.6%)
BRAZIL (3.2%)
Financials (1.7%)
Banco Bradesco SA, ADR, Preferred Shares	462,600	2,516,544
Materials (1.5%)
Vale SA, ADR, Preferred Shares	610,300	2,197,080
		4,713,624
GERMANY (1.6%)
Consumer Staples (1.6%)
Henkel AG & Co. KGaA, Preferred Shares (a)	22,100	2,396,821
REPUBLIC OF SOUTH KOREA (4.8%)
Information Technology (4.8%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	6,800	7,102,461
UNITED KINGDOM (0.0%)
Industrials (0.0%)
Rolls-Royce Holdings PLC, Preferred Shares (b)	25,256,115	38,935
Total Preferred Stocks		14,251,841
REPURCHASE AGREEMENT (3.7%)
UNITED STATES (3.7%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/30/2015, due 11/02/2015, repurchase price $5,474,023, collateralized by U.S. Treasury Notes, maturing 03/31/2022; total market value of $5,583,981	5,474,023	5,474,023
Total Repurchase Agreement		5,474,023
Total Investments (Cost $175,234,953) (c)—99.2%		147,092,987

Other assets in excess of liabilities—0.8%		1,170,531
Net Assets—100.0%		$148,263,518

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt

See accompanying Notes to Financial Statements.

Annual Report 2015

Aberdeen Total Return Bond Fund (Unaudited)

The Aberdeen Total Return Bond Fund (Institutional Class shares net of fees)1 returned 1.12% for the 12-month period ended October 31, 2015, versus the 1.96% return of its benchmark, the Barclays U.S. Aggregate Bond Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Core Bond Funds (consisting of 175 funds) was 1.15% for the period.

The global fixed-income markets experienced some volatility over the 12-month period ended October 31, 2015. In the U.S., the broader-market Barclays U.S. Aggregate Bond Index returned 1.96%; yields declined in all but the shortest segments of the U.S. Treasury yield curve during the period. The yields on the one-year Treasury bill and the two- and three-year note rose 0.23%, 0.23% and 0.10%, respectively – to 0.34%, 0.75% and 1.05% over the reporting period. At the same time, yields on the five- and ten-year notes decreased by corresponding margins of 9 and 19 basis points (bps), ending the period at 1.52% and 2.14%, respectively. Consequently, the two- to ten-year yield curve narrowed by 43 bps over the reporting period.

A combination of a strengthening U.S. dollar, falling oil and commodity prices, and economic growth concerns in Europe and Asia (particularly China) caused volatility to spike in global risk markets throughout the period. There was continued speculation regarding the timing of an interest rate hike from the Federal Reserve (Fed). Despite generally improving economic data reports for most of the period, the Fed maintained its benchmark interest rate near zero, citing concerns about low inflation and global uncertainties. Nevertheless, “Fed speak” seemingly was more hawkish towards the end of the review period, with the central bank indicating a strong inclination to raise rates in December unless economic data suggest otherwise.

U.S. economic data reports generally were positive over the 12-month reporting period. Gross domestic product (GDP) recorded gains in three of the four quarters during this timeframe; the only glitch was an annualized decline of 0.2% in the first quarter of 2015. However, GDP growth for the three other quarters was uneven, including a slowdown from an annualized rate of 3.9% to 1.5% between the second and third quarters of 2015, as a downturn in private inventory investment offset an increase in consumer spending. According to the U.S. Department of Labor, the U.S. economy added an average of nearly 150,000 jobs per month over the 12-month reporting period, and the unemployment rate fell 0.8 percentage point to 5.0%. Additionally, average hourly earnings rose 2.5% for the 12-month period ended October 31, 2015, outpacing the core inflation rate (excluding food and energy costs) of 1.9%. However, the labor force participation rate2 remained at its lowest level in 38 years, indicating that fewer potential workers are actively seeking employment.

The most notable detractor from Fund performance during the reporting period was the Fund’s underweight U.S. duration3 profile relative to the benchmark Barclays U.S. Aggregate Bond Index. Fund performance was also hindered by foreign exchange (FX) positions in the New Zealand dollar and the Mexican peso, along with foreign government bond holdings in Brazil.

Two of the main contributors to Fund performance over the period were positions in structured products such as non-agency mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS), along with positive security selection within the investment-grade4 corporate sector.

Regarding the use of derivatives during the reporting period, we employed U.S. Treasury futures to manage the Fund’s overall curve and interest rate exposure, and we used currency forwards to hedge some of the Fund’s FX holdings. This resulted in a contribution of approximately 1.10% to the Fund’s total return for the period.

The most notable change to the Fund’s positioning over the reporting period was the reduction in the global duration underweight relative to the benchmark Barclays U.S. Aggregate Bond Index. As yields declined towards the end of 2014, we began to decrease the underweight duration because the market was not performing as we expected, and we chose to control risk in case rates continued to fall.

We were able to take advantage of the market dislocation late in the reporting period due to the Fund’s conservative positioning. We increased the exposure to the corporate sector as valuations improved, and we intend to continue to add issues that we believe have compelling risk/reward. In the securitized sectors, we have moved the Fund back close to its historically high overweight versus the benchmark to CMBS and continue to increase the overweight to non-agency MBS at the expense of agency MBS. We maintain the Fund’s U.S. Treasury yield curve position, favoring the ten-year segment of the curve over the three- to five-year segment. We believe bonds in the Eurozone and in some commodity-oriented countries still offer better capital appreciation potential or sheltering effects versus U.S. assets, particularly Treasuries. We returned to focusing on non-U.S. dollar assets after the Fed’s decision to keep interest rates on hold; consequently, we increased the Fund’s exposure to the Mexican peso.

1	PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.
2	The labor force participation rate is expressed as a percentage of the U.S. population aged 16 years and older working or actively seeking work.
3	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
4	Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

2015 Annual Report

Aberdeen Total Return Bond Fund (Unaudited) (concluded)

At the end of the period on October 31, 2015, the Fund’s largest holdings were in the corporate and MBS sectors. The most notable overweight positions relative to the benchmark included CMBS, ABS, and non-U.S. dollar assets (which are not represented in the index). In contrast, the Fund was most underweight in U.S. Treasuries and agency MBS.

Looking ahead, could this be the “beginning of the end” of the global central bank policy convergence we have seen over the last few years? Although the Fed did not tighten monetary policy at the Federal Open Market Committee meeting in September, should U.S. growth not decelerate as quickly as current market pricing implies, forward expectations of the Fed’s normalization path most likely will need to be adjusted upward. At the same time, as European economic growth remains sluggish, should disinflation re-emerge, we think that the European Central Bank may find that it needs to ease monetary policy through additional quantitative easing. In Asia, if inflation expectations decline further, given Japan’s technical recession, the Bank of Japan may expand further on its quantitative and qualitative monetary easing program.

In China, we do not anticipate collapsing growth, but rather a stabilization at a lower level in the medium term. We think that Chinese policymakers will increase stimulus and intervention to maintain growth and market stability if challenged. Elsewhere, we believe central banks will be influenced by the crosscurrents from the Fed and China, given the central banks’ room to maneuver in a low-inflation environment. We think that emerging-market countries will have to wrestle with headwinds from a strong U.S. dollar, as well as with jitters about China’s growth. In our view, countries with strong underlying fundamentals will be at an advantage once global growth and market sentiment improves.

Given the previously noted monetary policy uncertainty, we expect market volatility to remain high and market liquidity to potentially decline. Within the U.S., non-agency MBS may potentially benefit from an upside surprise in the housing market, with less exposure to refinancing activity from “lower for longer” rates, giving these issues a preferable risk profile to agency MBS as volatility trades at expensive levels. We believe that the CMBS sector remains supported by sound fundamentals, though we are concerned about increasing supply and slippage of underwriting standards. Despite improving valuations, corporate credit still faces risks from lower liquidity and increasing supply. We are monitoring uncertainties regarding not only Fed policy, but also balance sheet re-leveraging and stress in some segments. We think that high-quality taxable municipal securities provide good diversification in this market environment.

Portfolio Management:

Aberdeen North American Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance quoted represents past performance, which does not guarantee future results. Class A shares have up to a 0.25% 12b-1 fee. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-667-9231 or visiting www.aberdeen-asset.us.

Investing in mutual funds involves risk, including possible loss of principal. There is no assurance that the investment objective of any fund will be achieved. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware which include those associated with fixed income securities, as well as increased susceptibility to adverse economic developments.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities and are subject to different accounting and regulatory standards, political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging markets countries.

Municipal securities can be affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2015

Aberdeen Total Return Bond Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2015)	1 Yr.	5 Yr.	10 Yr.
Class A	0.91%	2.99%	4.78%
Institutional Class	1.12%	3.26%	5.05%

2015 Annual Report

Aberdeen Total Return Bond Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Total Return Bond Fund, Barclays U.S. Aggregate Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2015. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

The Barclays U.S. Aggregate Index is a broad-based flagship benchmark that measures the investment grade, U.S. Dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Provided the necessary inclusion rules are met, U.S. Aggregate eligible securities also contribute to the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and performance graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2015 (Unaudited)

Asset Allocation
Corporate Bonds	36.2%
Non-Agency Mortgage-Backed Securities	14.1%
Commercial Mortgage-Backed Securities	11.8%
U.S. Agencies	9.7%
Asset-Backed Securities	9.0%
Government Bonds	7.3%
Municipal Bonds	5.5%
Repurchase Agreement	4.8%
U.S. Treasuries	2.8%
Liabilities in excess of other assets	(1.2)%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in Bloomberg Industry Classification System (“BICS”), expressed as a percentage of net assets. As of October 31, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industry Groups
Commercial Banks	9.5%
Oil, Gas & Consumable Fuels	2.8%
Media	2.1%
Beverages	1.8%
Electric Utilities	1.8%
Software	1.5%
Diversified Financial Services	1.4%
Transportation	1.3%
Energy Equipment & Services	1.3%
Insurance	1.3%
Other	75.2%
100.0%

Top Holdings*
Spain Government Bond 04/30/2025	3.0%
Canada Housing Trust No 1 12/15/2020	1.0%
State of California General Obligation Unlimited Bonds 04/01/2039	0.9%
Los Angeles Unified School District General Obligation Unlimited Bonds 07/01/2034	0.9%
New Zealand Government Bond, Series 423 04/15/2023	0.9%
Microsoft Corp. 11/03/2045	0.8%
Time Warner Cos., Inc. 02/01/2024	0.8%
Carnival Corp. 10/15/2020	0.8%
Wells Fargo & Co. 06/03/2026	0.8%
Federal Home Loan Mortgage Corp., TBA 11/01/2030	0.8%
Other	89.3%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top Countries
United States	83.8%
Spain	3.0%
Netherlands	2.8%
New Zealand	1.9%
Canada	1.7%
Australia	1.5%
Supranational	1.2%
France	1.0%
Sweden	0.8%
Panama	0.8%
Other	1.5%
100.0%

Annual Report 2015

Statement of Investments

October 31, 2015

Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value (US$)
ASSET-BACKED SECURITIES (9.0%)
UNITED STATES (9.0%)
Ally Auto Recivables Trust
Series 2013-1, Class A3, ABS (USD), 0.63%, 05/15/2017	$1,421,051	$1,420,901
Series 2015-2, Class A3 (USD), 1.49%, 11/15/2019	2,620,000	2,624,749
Ally Master Owner Trust
Series 2014-1, Class A1 (USD), 0.67%, 01/15/2019 (a)	3,105,000	3,100,400
Series 2014-5, Class A2, ABS (USD), 1.60%, 10/15/2019	4,017,000	4,029,336
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A (USD), 2.63%, 12/20/2021 (b)	2,890,000	2,902,250
BMW Vehicale Lease Trust, Series 2015-2, Class A3 (USD), 1.40%, 02/20/2019	3,870,000	3,866,938
Capital One Multi-Asset Execution Trust, Series 2006-B1, Class B1 (USD), 0.48%, 01/15/2019 (a)	2,900,000	2,896,378
Chase Issuance Trust
Series 2007-B1, Class B1 (USD), 0.45%, 04/15/2019 (a)	3,640,000	3,621,189
Series 2007-C1, Class C1, ABS (USD), 0.66%, 04/15/2019 (a)	2,960,000	2,948,900
Chesapeake Funding LLC, Series 2013-1A, Class A (USD), 0.64%, 01/07/2025 (a)(b)	1,154,814	1,153,835
Citibank Credit Card Issuance Trust, Series 2013-A10, Class A10, ABS (USD), 0.73%, 02/07/2018	3,420,000	3,421,048
CNH Equipment Trust, Series 2013-A, Class A3 (USD), 0.69%, 06/15/2018	1,129,308	1,129,426
CNH Wholesale Master Note Trust, Series 2013-2A, Class A (USD), 0.80%, 08/15/2019 (a)(b)	4,940,000	4,933,865
Ford Credit Auto Owner Trust, Series 2013-B, Class A3 (USD), 0.57%, 10/15/2017	679,463	679,347
Ford Credit Floorplan Master Owner Trust, Series 2015-4, Class A2 (USD), 0.80%, 08/15/2020 (a)	3,990,000	3,988,347
GE Dealer Floorplan Master Note Trust
Series 2014-2, Class A, ABS (USD), 0.64%, 10/20/2019 (a)	3,940,000	3,914,643
Series 2015-2, Class A (USD), 0.85%, 01/20/2022 (a)	4,640,000	4,618,296
GM Financial Automobile Leasing Trust
Series 2014-2A, Class A3 (USD), 1.22%, 01/22/2018 (b)	2,930,000	2,931,609
Series 2015-2, Class A2B (USD), 0.61%, 04/20/2018 (a)	3,490,000	3,485,024
Honda Auto Receivables Owner Trust, Series 2014-1, Class A3 (USD), 0.67%, 11/21/2017	3,940,000	3,936,837
Mercedes Benz Auto Lease Trust, Series 2015-B, Class A4 (USD), 1.53%, 05/17/2021	2,820,000	2,820,669
Mercedes-Benz Auto Receivables Trust, Series 2015-1, Class A2B (USD), 0.47%, 06/15/2018 (a)	4,070,000	4,067,005
Navistar Financial Dealer Note Master Trust, Series 2014-1, Class A (USD), 0.95%, 10/25/2019 (a)(b)	3,120,000	3,106,883
Navistar Financial Dealer Note Master Trust II, Series 2015-1, Class A (USD), 1.60%, 06/25/2020 (a)(b)	3,750,000	3,747,969
Nissan Auto Receivables Owner Trust, Series 2013-B, Class A3 (USD), 0.84%, 11/15/2017	1,321,001	1,321,464
SLM Student Loan Trust
Series 2011-1, Class A1 (USD), 0.72%, 03/25/2026 (a)	1,572,518	1,553,788
Series 2011-2, Class A1 (USD), 0.80%, 11/25/2027 (a)	2,744,773	2,712,299
Series 2013-2, Class A (USD), 0.65%, 09/25/2026 (a)	3,034,323	2,950,464
United States Small Business Administration
Series 2006-P10A, Class 1 (USD), 5.41%, 02/10/2016	313	316
Series 2007-P10A, Class 1 (USD), 5.46%, 02/10/2017	607,168	637,617
Volkswagen Auto Loan Enhanced Trust
Series 2013-1, Class A3 (USD), 0.56%, 08/21/2017	1,381,985	1,379,918
Series 2013-2, Class A3 (USD), 0.70%, 04/20/2018	2,795,697	2,787,298
Series 2014-1, Class A2 (USD), 0.42%, 03/20/2017	872,368	871,769
Volvo Financial Equipment LLC, Series 2013-1A, Class A3 (USD), 0.74%, 03/15/2017 (b)	1,164,834	1,164,892
		90,725,669
Total Asset-Backed Securities		90,725,669
COMMERCIAL MORTGAGE-BACKED SECURITIES (11.8%)
UNITED STATES (11.8%)
Avenue of Americas Mortgage Trust, Series 2015-1177, Class A (USD), 2.96%, 12/13/2029 (b)	2,150,000	2,180,129
Banc of America Commercial Mortgage Trust, Series 2006-5, Class AM (USD), 5.45%, 09/10/2047	1,950,000	1,999,258
Banc of America Merrill Lynch Trust, Series 2015-200P, Class A (USD), 3.22%, 04/14/2033 (b)	1,950,000	1,959,697
Barclays Commercial Mortgage Securities Trust, Series 2015-SLP, Class B (USD), 1.80%, 02/15/2028 (a)(b)	2,690,000	2,664,309
Bear Stearns Commercial Mortgage Securities Trust
Series 2005-PW10, Class AM (USD), 5.45%, 12/11/2040 (a)	3,869,267	3,869,341
Series 2006-PW13, Class A4, CMO (USD), 5.54%, 09/11/2041	4,748,234	4,832,823
Series 2007-PW17, Class AM (USD), 0.88%, 06/11/2050 (a)(b)	6,054,750	5,957,661

See accompanying Notes to Financial Statements.

2015 Annual Report

Statement of Investments (continued)

October 31, 2015

Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value (US$)
CD Commercial Mortgage Trust, Series 2007-CD4, Class A4 (USD), 5.32%, 12/11/2049	$4,432,372	$4,544,053
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class AM (USD), 5.71%, 12/10/2049 (a)	2,500,000	2,602,584
COMM 2013-300P Mortgage Trust, Series 2013-300P, Class A1, (USD), 4.35%, 08/10/2030 (b)	3,510,000	3,824,128
COMM 2014-TWC Mortgage Trust, Series 2014-TWC, Class B (USD), 1.79%, 02/13/2032 (a)(b)	2,420,000	2,410,105
COMM 2015-PC1 Mortgage Trust, Series 2015-PC1, Class A5 (USD), 3.90%, 07/10/2050	3,550,000	3,755,487
Commercial Mortgage Pass Through Certificates, Series 2006-C4, Class A3 (USD), 5.47%, 09/15/2039	3,715,289	3,786,931
Commercial Mortgage Trust, Series 2007-GG11, Class A4 (USD), 5.74%, 12/10/2049	4,214,362	4,402,498
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4 (USD), 3.72%, 08/15/2048	3,720,000	3,879,171
FDIC Guaranteed Notes Trust, Series 2010-C1, Class A (USD), 2.98%, 12/06/2020 (b)	2,096,128	2,142,423
FREMF Mortgage Trust
Series 2011-K704, Class B (USD), 4.54%, 10/25/2030 (a)(b)	4,030,000	4,245,246
Series 2011-K703, Class B (USD), 4.88%, 07/25/2044 (a)(b)	3,500,000	3,710,769
Series 2013-K29, Class B (USD), 3.48%, 05/25/2046 (a)(b)	1,890,000	1,860,382
Series 2011-K11, Class B (USD), 4.42%, 12/25/2048 (a)(b)	1,221,000	1,301,328
GS Mortgage Securites Corp. Trust, Series 2012-SHOP, Class A (USD), 2.93%, 06/05/2031 (b)	4,030,000	4,148,939
GS Mortgage Securities Trust, Series 2015-GC32, Class A4 (USD), 3.76%, 07/10/2048	1,630,000	1,709,397
GSCCRE Commercial Mortgage Trust, Series 2015-HULA, Class B (USD), 2.50%, 08/15/2032 (a)(b)	3,250,000	3,254,103
Hilton USA Trust 2013-HLT, Series 2013-HLT, Class CFX, (USD), 3.71%, 11/05/2030 (b)	2,845,000	2,855,705
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2014-INN, Class A (USD), 1.12%, 06/15/2029 (a)(b)	3,530,000	3,508,448
Series 2015-UES, Class C (USD), 3.74%, 09/05/2032 (a)(b)	3,270,000	3,361,888
JPMBB Commercial Mortgage Securities Trust
Series 2015-C31, Class A3 (USD), 3.80%, 08/15/2048	2,400,000	2,514,794
Series 2015-C28, Class A3 (USD), 2.91%, 10/15/2048	3,510,000	3,444,103
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class AM (USD), 5.84%, 06/15/2038 (a)	2,320,000	2,378,587
ML-CFC Commercial Mortgage Trust, Series 2006-3, Class A4 (USD), 5.41%, 07/12/2046 (a)	6,122,519	6,246,898
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A5 (USD), 3.53%, 11/15/2048 (c)	2,960,000	3,048,723
Morgan Stanley Capital I Trust
Series 2006-IQ12, Class AM (USD), 5.37%, 12/15/2043	2,360,000	2,440,882
Series 2007-IQ16, Class A4 (USD), 5.81%, 12/12/2049	2,695,453	2,847,545
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class C (USD), 4.39%, 01/05/2035 (a)(b)	3,460,000	3,288,451
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AM (USD), 5.60%, 10/15/2048 (a)	3,115,000	3,210,462
Wells Fargo Commercial Mortgage Trust
Series 2015-C29, Class ASB (USD), 3.40%, 06/15/2048	1,870,000	1,933,584
Series 2015-LC22, Class ASB (USD), 3.57%, 09/15/2058	2,080,000	2,171,962
		118,292,794
Total Commercial Mortgage-Backed Securities		118,292,794
NON-AGENCY MORTGAGE-BACKED SECURITIES (14.1%)
UNITED STATES (14.1%)
Alternative Loan Trust
Series 2004-28CB, Class 3A1 (USD), 6.00%, 01/25/2035	3,151,632	3,079,342
Series 2005-86CB, Class A8 (USD), 5.50%, 02/25/2036	2,758,808	2,585,572
Banc of America Mortgage Trust, Series 2004-7, Class 2A3 (USD), 5.75%, 08/25/2034	608,458	635,581
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 4A (USD), 2.83%, 07/25/2034 (a)	940,703	925,946
CHL Mortgage Pass-Through Trust, Series 2005-21, Class A2 (USD), 5.50%, 10/25/2035	802,834	801,793
Citigroup Mortgage Loan Trust
Series 2005-11, Class A3 (USD), 2.74%, 11/25/2035 (a)	1,639,492	1,572,188
Series 2014-A, Class A (USD), 4.00%, 01/25/2035 (a)(b)	1,922,183	1,998,039
Series 2014-J1, Class A1 (USD), 3.50%, 06/25/2044 (a)(b)	3,366,215	3,395,302
Credit Suisse Mortgage Capital Trust
Series 2013-6, Class2A1 (USD), 3.50%, 08/25/2043 (a)(b)	2,997,263	3,049,744
Series 2013-7, Class A11 (USD), 3.50%, 08/25/2043 (a)(b)	5,432,417	5,517,988
Credit Suisse Mortgage Trust
Series 2013-7, Class A2 (USD), 3.00%, 08/25/2043 (a)(b)	1,186,439	1,164,853
Series 2015-WIN1, Class A6 (USD), 3.50%, 12/25/2044 (a)(b)	3,070,596	3,090,135
EverBank Mortgage Loan Trust, Series 2013-2, Class A (USD), 3.00%, 06/25/2043 (a)(b)	3,035,016	3,011,943

See accompanying Notes to Financial Statements.

Annual Report 2015

Statement of Investments (continued)

October 31, 2015

Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value (US$)
FDIC Guaranteed Notes Trust, Series 2010-S2, Class 2A (USD), 2.57%, 07/29/2047 (b)	$1,410,830	$1,431,523
FDIC Trust, Series 2010-R1, Class A (USD), 2.18%, 05/25/2050 (b)	1,800,573	1,814,315
Federal Home Loan Mortgage Corp., Series 2015-HQA1, Class M2, CMO (USD), 2.84%, 03/25/2028 (a)	4,790,000	4,784,599
GSR Mortgage Loan Trust, Series 2005-6F, Class 1A6 (USD), 5.25%, 07/25/2035	1,866,762	1,934,680
IndyMac INDA Mortgage Loan Trust
Series 2005-AR2, Class 3A1 (USD), 2.68%, 01/25/2036 (a)	2,652,015	2,374,618
Series 2006-AR1, Class A1 (USD), 4.73%, 08/25/2036 (a)	373,958	360,308
JP Morgan Mortgage Trust
Series 2005-A2, Class 3A2 (USD), 2.42%, 04/25/2035 (a)	1,543,432	1,502,878
Series 2005-A4, Class 3A1 (USD), 2.31%, 07/25/2035 (a)	1,817,608	1,816,807
Series 2005-A5, Class 2A2 (USD), 2.78%, 08/25/2035 (a)	1,365,232	1,373,705
Series 2006-S1, Class 2A6 (USD), 6.00%, 04/25/2036	2,060,509	2,174,727
Series 2013-1, Class 1A2 (USD), 3.00%, 03/25/2043 (a)(b)	3,238,933	3,209,161
Series 2013-1, Class B1 (USD), 3.53%, 03/25/2043 (a)(b)	2,960,885	2,952,625
Series 2013-2, Class A2 (USD), 3.50%, 05/25/2043 (a)(b)	3,442,281	3,509,890
Series 2013-3, Class A3 (USD), 3.46%, 07/25/2043 (a)(b)	4,352,166	4,393,307
Series 2014-1, Class 2A2 (USD), 3.50%, 01/25/2044 (a)(b)	4,035,200	4,134,696
Series 2014-IVR3, Class 3A1 (USD), 3.00%, 09/25/2044 (a)(b)	3,540,016	3,554,902
Series 2014-IVR6, Class AM, CMO (USD), 2.89%, 07/25/2044 (a)(b)	4,412,985	4,428,440
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 4A1 (USD), 2.72%, 02/25/2036 (a)	1,013,011	999,164
Merrill Lynch Mortgage Investors Trust
Series 2006-1, Class 2A1 (USD), 2.13%, 02/25/2036 (a)	1,860,518	1,841,229
Series 2007-2, Class 2A1 (USD), 2.62%, 06/25/2037 (a)	1,497,408	1,444,101
Series 2007-3, Class 2A2 (USD), 2.71%, 09/25/2037 (a)	1,361,324	1,336,317
NCUA Guaranteed Notes Trust
Series 2010-R2, Class 1A (USD), 0.56%, 11/06/2017 (a)	1,487,720	1,490,352
Series 2010-R3, Class 1A (USD), 0.75%, 12/08/2020 (a)	2,649,165	2,668,413
New Residential Mortgage Loan Trust
Series 2014-1A, Class A (USD), 3.75%, 01/25/2054 (a)(b)	1,217,197	1,259,003
Series 2014-2A, Class A3 (USD), 3.75%, 05/25/2054 (b)	2,617,778	2,694,869
PHH Mortgage Trust, Series 2008-CIM1, Class 21A1 (USD), 6.00%, 05/25/2038	1,795,659	1,880,955
Sequoia Mortgage Trust
Series 2013-4, Class A2 (USD), 2.50%, 04/25/2043 (a)	2,957,920	2,857,236
Series 2013-5, Class A1 (USD), 2.50%, 05/25/2043 (a)(b)	5,045,617	4,823,413
Series 2013-6, Class A1 (USD), 2.50%, 05/25/2043 (a)	1,643,296	1,597,630
Series 2014-3, Class A8 (USD), 4.00%, 10/25/2044 (a)(b)	2,880,577	2,963,421
Series 2015-1, Class A1 (USD), 3.50%, 01/25/2045 (a)(b)	4,513,740	4,553,587
Series 2015-2, Class A1 (USD), 3.50%, 05/25/2045 (a)(b)	4,240,772	4,275,559
Structured Agency Credit Risk
Series 2014-HQ2, Class M2, CMO (USD), 2.40%, 09/25/2024 (a)	3,480,000	3,469,462
Series 2015-DNA1, Class M2 (USD), 2.05%, 10/25/2027 (a)	3,320,000	3,288,060
Series 2015-DNA2, Class M2, CMO (USD), 2.80%, 12/25/2027 (a)	3,830,000	3,827,381
Series 2015-HQ1, Class M2, CMO (USD), 2.40%, 03/25/2025 (a)	3,350,000	3,352,882
Structured Asset Securities Corp., Series 2004-18H, Class A5 (USD), 4.75%, 10/25/2034	3,290,860	3,305,177
Thornburg Mortgage Securities Trust
Series 2007-4, Class 2A1 (USD), 4.00%, 09/25/2037 (a)	3,099,897	3,058,267
Series 2007-4, Class 3A1 (USD), 6.09%, 09/25/2037 (a)	230,581	239,632
WaMu Mortgage Pass Through Certificates, Series 2005-AR7, Class A3 (USD), 2.48%, 08/25/2035 (a)	3,994,488	3,998,790
Wells Fargo Mortgage Backed Securities Trust
Series 2005-AR13, Class 4A1 (USD), 2.74%, 05/25/2035 (a)	2,392,168	2,357,344
Series 2006-10, Class A4 (USD), 6.00%, 08/25/2036	1,113,134	1,138,541
Series 2006-19, Class A4 (USD), 5.25%, 12/26/2036	525,178	528,203
		141,828,595
Total Non-Agency Mortgage-Backed Securities		141,828,595
CORPORATE BONDS (36.2%)
AUSTRALIA (0.9%)
Commercial Banks (0.9%)
KfW (AUD), 6.00%, 08/20/2020 (d)	3,000,000	2,462,678
National Australia Bank Ltd. (USD), 1.25%, 03/08/2018 (b)	6,780,000	6,745,422
		9,208,100
CANADA (0.2%)
Commercial Banks (0.2%)
National Bank of Canada (USD), 1.45%, 11/07/2017	2,110,000	2,110,741

See accompanying Notes to Financial Statements.

2015 Annual Report

Statement of Investments (continued)

October 31, 2015

Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value (US$)
FRANCE (1.0%)
Apparel (0.3%)
LVMH Moet Hennessy Louis Vuitton SE (USD), 1.63%, 06/29/2017 (b)	$2,950,000	$2,970,313
Beverages (0.7%)
Pernod-Ricard SA (USD), 4.25%, 07/15/2022 (b)	6,840,000	7,095,351
		10,065,664
GUERNSEY (0.6%)
Commercial Banks (0.6%)
Credit Suisse Group Funding Guernsey Ltd. (USD), 3.80%, 09/15/2022 (b)	6,240,000	6,306,381
ITALY (0.6%)
Commercial Banks (0.6%)
Intesa Sanpaolo SpA (USD), 3.13%, 01/15/2016	5,540,000	5,563,877
LUXEMBOURG (0.2%)
Miscellaneous Manufacturing (0.2%)
Pentair Finance SA (USD), 3.15%, 09/15/2022	2,628,000	2,483,087
NETHERLANDS (2.8%)
Auto Manufacturers (0.4%)
Volkswagen International Finance (USD), 1.15%, 11/20/2015 (b)	4,650,000	4,647,173
Commercial Banks (1.5%)
ABN AMRO Bank
(USD), 2.50%, 10/30/2018(b)	3,250,000	3,297,398
(USD), 4.75%, 07/28/2025(b)	2,420,000	2,441,528
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (USD), 4.38%, 08/04/2025	2,630,000	2,688,583
ING Bank (USD), 2.50%, 01/14/2016 (b)	6,330,000	6,355,251
		14,782,760
Electric Utilities (0.5%)
Enel Finance International (USD), 6.00%, 10/07/2039 (b)	4,080,000	4,677,724
Oil, Gas & Consumable Fuels (0.4%)
Shell International Finance BV (USD), 3.25%, 05/11/2025	3,780,000	3,782,064
		27,889,721
NORWAY (0.5%)
Commercial Banks (0.5%)
DNB Bank ASA (USD), 3.20%, 04/03/2017 (b)	5,020,000	5,149,411
PANAMA (0.8%)
Leisure Time (0.8%)
Carnival Corp. (USD), 3.95%, 10/15/2020	7,330,000	7,666,667
SUPRANATIONAL (1.2%)
Banks (1.2%)
International Bank for Reconstruction & Development Series GDIF (AUD), 3.50%, 04/29/2019	8,110,000	6,011,829
(NZD), 4.63%, 02/26/2019	8,530,000	6,055,847
		12,067,676
SWEDEN (0.8%)
Commercial Banks (0.8%)
Nordea Bank AB (USD), 3.13%, 03/20/2017 (b)	4,300,000	4,411,344
Svenska Handelsbanken AB (USD), 2.50%, 01/25/2019	3,470,000	3,536,576
		7,947,920
UNITED KINGDOM (0.5%)
Oil, Gas & Consumable Fuels (0.5%)
BP Capital Markets PLC (USD), 0.70%, 11/06/2015	4,631,000	4,631,190
UNITED STATES (26.1%)
Aerospace & Defense (0.4%)
United Technologies Corp.
(USD), 6.70%, 08/01/2028	680,000	876,555
(USD), 4.15%, 05/15/2045	3,370,000	3,277,932
		4,154,487
Auto Manufacturers (0.5%)
Toyota Motor Credit Corp. (USD), 2.80%, 01/11/2016	4,845,000	4,868,634
Beverages (1.1%)
Anheuser-Busch InBev Worldwide, Inc. (USD), 2.50%, 07/15/2022	4,490,000	4,271,256
Mead Johnson Nutrition Co. (USD), 4.13%, 11/15/2025	1,410,000	1,427,137
PepsiCo, Inc. (USD), 0.70%, 02/26/2016	5,320,000	5,323,639
		11,022,032
Biotechnology (0.3%)
Gilead Sciences, Inc.
(USD), 4.80%, 04/01/2044	2,150,000	2,175,600
(USD), 4.75%, 03/01/2046	1,300,000	1,318,201
		3,493,801
Commercial Banks (4.4%)
Bank of America Corp. (USD), 4.20%, 08/26/2024	6,070,000	6,114,445
Capital One NA (USD), 1.47%, 08/17/2018 (a)	3,300,000	3,330,261
Citigroup, Inc. (USD), 4.40%, 06/10/2025	7,300,000	7,393,163
Goldman Sachs Group, Inc. (The)
(USD), 4.00%, 03/03/2024	5,790,000	5,970,092
(USD), 4.25%, 10/21/2025	2,250,000	2,253,656
JPMorgan Chase & Co.
(USD), 4.35%, 08/15/2021	6,550,000	7,025,281
(USD), 3.90%, 07/15/2025	2,260,000	2,316,938
Morgan Stanley (USD), 4.00%, 07/23/2025	2,060,000	2,120,951
Wells Fargo & Co. (USD), 4.10%, 06/03/2026	7,450,000	7,601,846
		44,126,633
Computers & Peripherals (1.1%)
Apple, Inc. (USD), 3.20%, 05/13/2025	4,290,000	4,364,045
Hewlett Packard Enterprise Co. (USD), 3.60%, 10/15/2020 (b)	3,760,000	3,791,073
International Business Machines Corp. (USD), 6.22%, 08/01/2027	2,445,000	3,003,079
		11,158,197

See accompanying Notes to Financial Statements.

Annual Report 2015

Statement of Investments (continued)

October 31, 2015

Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value (US$)
Cosmetics/Personal Care (0.7%)
Procter & Gamble Co. (The) (USD), 6.45%, 01/15/2026	$5,760,000	$7,405,050
Diversified Financial Services (1.4%)
Harley-Davidson Financial Services, Inc. (USD), 3.88%, 03/15/2016 (b)	5,260,000	5,322,752
KKR Group Finance Co. III LLC (USD), 5.13%, 06/01/2044 (b)	2,540,000	2,515,641
Legg Mason, Inc. (USD), 5.63%, 01/15/2044	2,900,000	3,021,988
PACCAR Financial Corp. (USD), 0.80%, 02/08/2016	2,710,000	2,713,106
		13,573,487
Diversified Telecommunication Services (0.4%)
Verizon Communications, Inc. (USD), 4.86%, 08/21/2046	4,390,000	4,218,948
Electric Utilities (1.3%)
Duke Energy Carolinas LLC, Series A (USD), 6.00%, 12/01/2028	4,593,000	5,628,267
Edison International (USD), 3.75%, 09/15/2017	3,915,000	4,066,761
Exelon Corp. (USD), 5.10%, 06/15/2045	1,170,000	1,208,827
Louisville Gas & Electric Co., Series _ (USD), 4.38%, 10/01/2045	1,780,000	1,849,187
		12,753,042
Energy Equipment & Services (1.3%)
Energy Transfer Partners LP (USD), 4.15%, 10/01/2020	5,000,000	5,019,810
Plains All American Pipeline LP / PAA Finance Corp. (USD), 3.65%, 06/01/2022	4,660,000	4,566,581
Williams Partners LP (USD), 3.90%, 01/15/2025	3,897,000	3,318,416
		12,904,807
Food & Staples (0.1%)
Tiffany & Co. (USD), 4.90%, 10/01/2044	1,140,000	1,091,844
Food Products (0.3%)
Kraft Heinz Foods Co. (USD), 5.20%, 07/15/2045 (b)	1,340,000	1,426,101
Sysco Corp. (USD), 4.85%, 10/01/2045	1,780,000	1,860,123
		3,286,224
Healthcare Products (0.7%)
Becton Dickinson and Co. (USD), 4.69%, 12/15/2044	3,486,000	3,552,959
Medtronic, Inc. (USD), 4.38%, 03/15/2035	3,626,000	3,762,519
		7,315,478
Healthcare Providers & Services (0.5%)
Quest Diagnostics, Inc. (USD), 4.70%, 03/30/2045	2,230,000	2,018,079
UnitedHealth Group, Inc. (USD), 2.70%, 07/15/2020	2,710,000	2,769,446
		4,787,525
Insurance (1.3%)
American International Group, Inc.
(USD), 4.13%, 02/15/2024	1,520,000	1,606,201
(USD), 4.50%, 07/16/2044	3,970,000	3,903,129
New York Life Global Funding (USD), 2.10%, 01/02/2019 (b)	3,640,000	3,666,121
Principal Life Global Funding II (USD), 1.00%, 12/11/2015 (b)	3,680,000	3,682,767
		12,858,218
Iron/Steel (0.2%)
Glencore Funding LLC (USD), 4.00%, 04/16/2025 (b)	2,440,000	1,894,521
Leisure Time (0.3%)
Harley-Davidson, Inc. (USD), 4.63%, 07/28/2045	2,750,000	2,730,362
Media (2.1%)
21st Century Fox America, Inc.
(USD), 7.75%, 01/20/2024	530,000	666,778
(USD), 7.43%, 10/01/2026	2,062,000	2,522,908
(USD), 7.30%, 04/30/2028	2,622,000	3,145,603
CBS Corp. (USD), 2.30%, 08/15/2019	3,150,000	3,123,030
Comcast Corp. (USD), 4.60%, 08/15/2045	3,180,000	3,301,823
Time Warner Cos., Inc. (USD), 7.57%, 02/01/2024	6,570,000	8,157,483
		20,917,625
Metals & Mining (0.2%)
Glencore Funding LLC (USD), 4.63%, 04/29/2024 (b)	2,880,000	2,304,000
Miscellaneous Manufacturing (0.3%)
Pentair Finance SA (USD), 1.88%, 09/15/2017	3,190,000	3,163,462
Oil, Gas & Consumable Fuels (1.9%)
Chevron Corp. (USD), 0.43%, 02/22/2017 (a)	3,370,000	3,368,480
Devon Energy Corp. (USD), 7.95%, 04/15/2032	4,560,000	5,616,963
Marathon Petroleum Corp. (USD), 4.75%, 09/15/2044	2,476,000	2,253,925
Noble Energy, Inc. (USD), 5.25%, 11/15/2043	3,070,000	2,837,785
Valero Energy Corp. (USD), 9.38%, 03/15/2019	3,774,000	4,579,806
		18,656,959
Pharmaceutical (0.4%)
AbbVie, Inc. (USD), 3.20%, 11/06/2022	1,020,000	1,011,422
Baxalta, Inc. (USD), 5.25%, 06/23/2045 (b)	2,710,000	2,766,276
		3,777,698
Retail (0.9%)
CVS Health Corp.
(USD), 3.50%, 07/20/2022	1,540,000	1,591,022
(USD), 5.13%, 07/20/2045	2,340,000	2,518,462
Lowe’s Cos., Inc.
(USD), 6.88%, 02/15/2028	1,600,000	2,072,469
(USD), 4.38%, 09/15/2045	540,000	550,903
Wal-Mart Stores, Inc. (USD), 0.60%, 04/11/2016	2,110,000	2,112,454
		8,845,310

See accompanying Notes to Financial Statements.

2015 Annual Report

Statement of Investments (continued)

October 31, 2015

Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value (US$)
Semiconductors (1.2%)
Intel Corp.
(USD), 3.10%, 07/29/2022	$4,670,000	$4,809,811
(USD), 4.90%, 07/29/2045	1,230,000	1,282,186
QUALCOMM, Inc. (USD), 3.00%, 05/20/2022	5,730,000	5,663,251
		11,755,248
Software (1.5%)
Microsoft Corp. (USD), 4.45%, 11/03/2045	8,080,000	8,212,755
Oracle Corp. (USD), 2.80%, 07/08/2021	7,100,000	7,221,701
		15,434,456
Transportation (1.3%)
Burlington Northern Santa Fe LLC
(USD), 4.90%, 04/01/2044	4,630,000	4,850,768
(USD), 4.70%, 09/01/2045	2,260,000	2,310,457
CSX Corp. (USD), 3.95%, 05/01/2050	1,720,000	1,501,255
FedEx Corp. (USD), 4.90%, 01/15/2034	4,550,000	4,753,649
		13,416,129
		261,914,177
Total Corporate Bonds		363,004,612
MUNICIPAL BONDS (5.5%)
UNITED STATES (5.5%)
CALIFORNIA (2.5%)
Los Angeles Unified School District General Obligation Unlimited Bonds
(USD), 5.76%, 07/01/2029	1,425,000	1,687,143
(USD), 6.76%, 07/01/2034	6,880,000	9,045,067
San Francisco City & County Public Utilities Commission Water, Revenue Bonds (USD), 6.00%, 11/01/2040	3,100,000	3,746,908
State of California General Obligation Unlimited Bonds
(USD), 7.55%, 04/01/2039	6,170,000	9,112,967
(USD), 7.35%, 11/01/2039	1,150,000	1,632,413
		25,224,498
CONNECTICUT (0.5%)
State of Connecticut General Obligation Unlimited Bonds
(USD), 5.09%, 10/01/2030	855,000	957,173
Series A (USD), 5.85%, 03/15/2032	3,530,000	4,172,107
		5,129,280
FLORIDA (0.2%)
Florida Hurricane Catastrophe Fund Finance Corp., Revenue Bonds, Series A (USD), 1.30%, 07/01/2016	2,370,000	2,380,736
MASSACHUSETTS (0.5%)
Commonwealth of Massachusetts General Obligation Limited Bonds
Series E (USD), 4.20%, 12/01/2021	3,280,000	3,566,246
(USD), 4.91%, 05/01/2029	1,160,000	1,346,980
		4,913,226
NEW YORK (1.1%)
New York City Municipal Water Finance Authority Revenue Bonds (Build America Bonds) (USD), 5.44%, 06/15/2043	3,805,000	4,551,313
New York City Transitional Finance Authority Revenue Bonds (Qualified School Construction BD)
(USD), 5.27%, 05/01/2027	2,150,000	2,477,639
(USD), 5.01%, 08/01/2027	2,170,000	2,463,145
New York State Dormitory Authority Revenue Bonds (Build America Bonds) (USD), 5.50%, 03/15/2030	810,000	952,106
		10,444,203
PENNSYLVANIA (0.3%)
Pennsylvania State General Obligation Unlimited Bonds (Build America Bonds), Series B (USD), 4.65%, 02/15/2026	2,900,000	3,133,102
TEXAS (0.4%)
State of Texas, Series A (USD), 4.63%, 04/01/2033	3,220,000	3,570,626
		54,795,671
Total Municipal Bonds		54,795,671
GOVERNMENT BONDS (7.3%)
AUSTRALIA (0.6%)
Australia Government Bond
(AUD), 1.25%, 02/21/2022 (b)(e)	4,730,000	3,847,454
Series 139 (AUD), 3.25%, 04/21/2025 (b)	2,940,000	2,208,571
		6,056,025
CANADA (1.5%)
Canada Housing Trust No 1
(CAD), 1.25%, 12/15/2020 (b)	13,280,000	10,112,036
(CAD), 2.55%, 03/15/2025 (b)	6,180,000	4,930,341
		15,042,377
NEW ZEALAND (1.9%)
New Zealand Government Bond
(NZD), 5.00%, 03/15/2019 (b)	6,880,000	5,014,876
Series 423 (NZD), 5.50%, 04/15/2023 (b)	11,360,000	8,964,149
Series 0427 (NZD), 4.50%, 04/15/2027 (b)	6,900,000	5,203,107
		19,182,132
REPUBLIC OF SOUTH KOREA (0.3%)
Korea Housing Finance Corp. (USD), 1.63%, 09/15/2018 (b)	3,230,000	3,189,744
SPAIN (3.0%)
Spain Government Bond (EUR), 1.60%, 04/30/2025 (b)	26,850,000	29,534,911
Total Government Bonds		73,005,189

See accompanying Notes to Financial Statements.

Annual Report 2015

Statement of Investments (continued)

October 31, 2015

Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value (US$)
U.S. AGENCIES (9.7%)
UNITED STATES (9.7%)
Federal Home Loan Mortgage Corp.
(USD), 6.50%, 05/01/2022	$1,218	$1,393
TBA (USD), 2.50%, 11/01/2030	7,440,000	7,570,926
(USD), 6.50%, 08/01/2036	437,758	500,675
(USD), 6.50%, 09/01/2037	39,562	45,237
(USD), 6.50%, 05/01/2038	1,109,170	1,268,989
(USD), 6.50%, 09/01/2038	91,031	104,115
(USD), 6.50%, 10/01/2038	758,256	867,176
(USD), 6.50%, 10/01/2038	2,478	2,835
(USD), 6.50%, 11/01/2038	408,506	467,001
(USD), 6.50%, 12/01/2038	438,876	508,847
(USD), 5.00%, 10/01/2041	4,682,017	5,190,354
(USD), 3.00%, 02/01/2043	2,837,027	2,870,275
(USD), 4.50%, 10/01/2043	3,724,381	4,035,690
(USD), 4.50%, 10/01/2043	2,032,259	2,201,475
(USD), 4.50%, 07/01/2044	2,130,394	2,306,581
(USD), 4.00%, 11/01/2044	4,534,645	4,834,911
(USD), 4.00%, 11/01/2044	3,080,351	3,283,925
(USD), 3.11%, 02/01/2045 (a)	4,369,480	4,509,565
Federal National Mortgage Association
(USD), 3.50%, 10/01/2023	2,249,174	2,378,816
(USD), 3.50%, 10/01/2023	2,222,194	2,349,747
(USD), 2.49%, 02/01/2036 (a)	214,784	228,402
(USD), 5.50%, 03/01/2038	4,163,644	4,701,545
(USD), 5.00%, 04/01/2040	1,272,202	1,409,382
(USD), 5.00%, 05/01/2040	1,217,311	1,344,319
(USD), 4.50%, 12/01/2040	2,267,567	2,464,954
(USD), 5.00%, 02/01/2041	1,225,946	1,358,151
(USD), 5.00%, 04/01/2041	1,291,006	1,428,803
(USD), 3.50%, 03/01/2042	1,735,947	1,810,826
(USD), 3.50%, 06/01/2042	3,140,790	3,272,492
(USD), 4.00%, 06/01/2043	3,157,712	3,389,741
(USD), 4.50%, 03/01/2044	1,925,053	2,086,547
(USD), 4.50%, 04/01/2044	4,252,181	4,632,386
(USD), 4.50%, 05/01/2044	4,504,501	4,908,731
(USD), 4.50%, 08/01/2044	1,875,440	2,034,174
(USD), 3.07%, 01/01/2045 (a)	6,220,335	6,412,071
(USD), 3.50%, 02/01/2045	3,623,012	3,783,015
(USD), 3.00%, 06/01/2045	3,981,925	4,030,441
Government National Mortgage Association
(USD), 6.00%, 04/15/2037	142,708	161,982
(USD), 6.00%, 06/15/2037	170,407	192,342
(USD), 6.00%, 09/15/2037	251,893	284,316
(USD), 6.00%, 11/15/2037	686,950	781,524
(USD), 6.00%, 11/15/2037	161,131	183,302
(USD), 6.00%, 12/15/2037	151,839	172,645
(USD), 6.00%, 12/15/2037	55,771	63,414
(USD), 6.00%, 01/15/2038	119,946	136,374
(USD), 6.00%, 04/15/2038	226,714	257,806
(USD), 6.00%, 07/15/2038	83,787	95,404
(USD), 6.00%, 08/15/2038	27,173	31,103
(USD), 6.00%, 09/15/2038	331,217	373,851
		97,328,576
Total U.S. Agencies		97,328,576
U.S. TREASURIES (2.8%)
UNITED STATES (2.8%)
Treasury Inflation Protected Security (USD), 0.75%, 02/15/2045 (e)	1,801,502	1,601,941
U.S. Treasury Bonds
(USD), 3.13%, 08/15/2044	6,850,000	7,107,012
(USD), 2.50%, 02/15/2045	2,250,000	2,049,815
U.S. Treasury Inflation Index Bonds (USD), 0.63%, 02/15/2043 (e)	5,058,657	4,368,363
U.S. Treasury Notes
(USD), 1.63%, 06/30/2020	580,000	583,489
(USD), 1.38%, 10/31/2020	5,040,000	5,003,626
(USD), 2.00%, 08/15/2025	7,120,000	7,026,273
		27,740,519
Total U.S. Treasuries		27,740,519
REPURCHASE AGREEMENT (4.8%)
UNITED STATES (4.8%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/30/2015, due 11/02/2015, repurchase price $48,790,041, Collateralized by U.S. Treasury Notes, maturing 03/31/2022; total market value of $49,767,669	48,790,041	48,790,041
Total Repurchase Agreement		48,790,041
Total Investments (Cost $1,012,743,522) (f)—101.2%		1,015,511,666

Liabilities in excess of other assets—(1.2)%		(12,529,597)
Net Assets—100.0%		$1,002,982,069

(a)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2015.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(d)	This security is government guaranteed.
(e)	Inflation linked security.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
AUD	Australian Dollar
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro Currency
GBP	British Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
NZD	New Zealand Dollar
TBA	Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
USD	U.S. Dollar

See accompanying Notes to Financial Statements.

2015 Annual Report

Statement of Investments (continued)

October 31, 2015

Aberdeen Total Return Bond Fund

At October 31, 2015, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Euro BUXL Futures-30 year	UBS	34	12/08/2015	$(42,697)
United States Treasury Note 6%-5 year	UBS	(33)	12/31/2015	27,586
United States Treasury Note 6%-10 year	UBS	(18)	12/21/2015	22,219
United States Treasury Note 6%-Long Bond	UBS	(21)	12/21/2015	43,969
United States Treasury Note 6%-Ultra Long	UBS	108	12/21/2015	(222,750)
				$(171,673)

At October 31, 2015, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/United States Dollar 12/21/2015	Barclays Bank PLC	AUD	1,616,475	USD	1,169,241	$1,149,922	$(19,319)
12/21/2015	Royal Bank of Canada	AUD	141,925	USD	102,323	100,962	(1,361)
British Pound/United States Dollar 11/03/2015	Citibank N.A.	GBP	3,327,000	USD	5,191,385	5,128,901	(62,484)
11/13/2015	Barclays Bank PLC	GBP	6,583,728	USD	10,092,223	10,148,829	56,606
Canadian Dollar/United States Dollar 12/18/2015	Citibank N.A.	CAD	6,633,403	USD	5,037,216	5,071,634	34,418
12/18/2015	Deutsche Bank AG	CAD	6,639,112	USD	5,041,504	5,075,998	34,494
12/18/2015	Westpac Banking Corp.	CAD	6,633,403	USD	5,030,641	5,071,634	40,993
Chilean Peso/United States Dollar 11/09/2015	Barclays Bank PLC	CLP	6,880,771,743	USD	10,106,942	9,943,989	(162,953)
Colombian Peso/United States Dollar 11/17/2015	JPMorgan Chase Bank N.A.	COP	43,982,130,527	USD	15,062,167	15,158,014	95,847
Euro/United States Dollar 11/18/2015	Barclays Bank PLC	EUR	16,536,396	USD	18,567,657	18,187,582	(380,075)
11/19/2015	Barclays Bank PLC	EUR	7,276,194	USD	8,064,596	8,002,835	(61,761)
11/19/2015	Royal Bank of Canada	EUR	15,957,173	USD	17,971,302	17,550,744	(420,558)
Indian Rupee/United States Dollar 11/16/2015	Westpac Banking Corp.	INR	526,017,967	USD	8,037,557	8,030,675	(6,882)
Indonesian Rupiah/United States Dollar 11/18/2015	JPMorgan Chase Bank N.A.	IDR	328,724,711,008	USD	23,126,184	23,918,407	792,223
Mexican Peso/United States Dollar 11/18/2015	Deutsche Bank AG	MXN	90,562,045	USD	5,496,604	5,477,036	(19,568)
11/23/2015	Barclays Bank PLC	MXN	41,698,865	USD	2,517,009	2,520,902	3,893
11/23/2015	JPMorgan Chase Bank N.A.	MXN	83,397,731	USD	5,045,112	5,041,803	(3,309)
11/23/2015	Royal Bank of Canada	MXN	83,397,731	USD	5,048,227	5,041,803	(6,424)
New Zealand Dollar/United States Dollar 11/04/2015	Royal Bank of Canada	NZD	12,915,692	USD	8,499,325	8,745,232	245,907
						$159,366,902	$159,687

See accompanying Notes to Financial Statements.

Annual Report 2015

Statement of Investments (concluded)

October 31, 2015

Aberdeen Total Return Bond Fund

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/British Pound 11/03/2015	Barclays Bank PLC	USD	5,187,322	GBP	3,327,000	$5,128,901	$58,421
11/13/2015	Deutsche Bank AG	USD	10,079,826	GBP	6,583,728	10,148,829	(69,003)
United States Dollar/Canadian Dollar 12/18/2015	Royal Bank of Canada	USD	19,894,417	CAD	26,428,195	20,205,937	(311,520)
12/18/2015	Westpac Banking Corp.	USD	10,037,207	CAD	13,289,563	10,160,666	(123,459)
United States Dollar/Colombian Peso 11/17/2015	JPMorgan Chase Bank N.A.	USD	5,007,073	COP	14,660,710,175	5,052,671	(45,598)
United States Dollar/Euro 11/18/2015	Barclays Bank PLC	USD	2,500,466	EUR	2,241,686	2,465,522	34,944
11/18/2015	Citibank N.A.	USD	30,086,289	EUR	27,030,735	29,729,797	356,492
11/18/2015	Deutsche Bank AG	USD	10,094,756	EUR	8,876,938	9,763,314	331,442
11/19/2015	Barclays Bank PLC	USD	26,046,329	EUR	23,408,769	25,746,498	299,831
11/19/2015	Royal Bank of Canada	USD	26,060,280	EUR	23,408,768	25,746,497	313,783
United States Dollar/Indonesian Rupiah 11/18/2015	JPMorgan Chase Bank N.A.	USD	13,567,318	IDR	192,924,632,253	14,037,429	(470,111)
United States Dollar/Mexican Peso 11/18/2015	Barclays Bank PLC	USD	5,411,616	MXN	90,562,045	5,477,036	(65,420)
11/23/2015	Barclays Bank PLC	USD	5,061,472	MXN	83,397,731	5,041,803	19,669
United States Dollar/New Zealand Dollar 11/04/2015	Royal Bank of Canada	USD	5,720,625	NZD	9,037,992	6,119,636	(399,011)
11/04/2015	Westpac Banking Corp.	USD	23,123,449	NZD	35,435,638	23,993,515	(870,066)
01/29/2016	Westpac Banking Corp.	USD	4,578,291	NZD	6,865,085	4,619,806	(41,515)
						$203,437,857	$(981,121)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

2015 Annual Report

Aberdeen Global High Income Fund (Unaudited)

The Aberdeen Global High Income Fund (Institutional Class shares net of fees)1 returned -5.85% for the 12-month period ended October 31, 2015, versus the -0.63% return of its benchmark, the Bank of America Merrill Lynch (BofA ML) Global High Yield Constrained Index (hedged to U.S. dollars), during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of High Yield Funds (consisting of 217 funds) was -2.24% for the period.

Global high-yield markets experienced substantial volatility during the 12-month period ended October 31, 2015, amid investors’ concerns over future U.S. Federal Reserve (Fed) interest-rate policy, declining commodity prices, and deteriorating economic conditions in many emerging markets. These factors drove modestly negative returns and higher yields globally over the period, as high-yield investors demanded more compensation for risk in the asset class despite higher equity prices and only marginally higher interest rates in the U.S.

In the face of the previously cited headwinds, the global high-yield market, as measured by the BofA ML Global High Yield Constrained Index (hedged to U.S. dollars), recorded a total return of -0.63% for the reporting period, and generally lagged both equities and investment-grade corporate credit.2 The majority of the weakness in global high-yield credit markets over the period was centered on the U.S. and emerging markets, while Europe outperformed. The U.S. high-yield sector, as measured by BofA ML U.S. High Yield Master II Index, 3 returned -2.05% for the period. Emerging-market corporate credit suffered similarly during the period, returning -2.13%, as measured by the BofA ML U.S. Emerging Markets Corporate Plus Index (hedged to U.S. dollars).4 The decline in energy and commodity prices and the declines in many emerging market currencies were largely responsible for the negative returns in the emerging-markets corporate credit sector over the period. In sharp contrast, the European high-yield market, as represented by the BofA ML Global High Yield European Issuers Constrained Index (hedged to U.S. dollars)5 posted a gain of 4.87% for the 12-month period.

The outperformance of European high-yield credit relative to the U.S. and emerging markets was attributable partly to continued accommodative monetary policy from the European Central Bank (ECB), compared to increasingly restrictive policy in the U.S. The ECB’s accommodative policy served to drive interest rates lower in Europe throughout the period, which was a substantial tailwind to European high-yield credit. The European market also was supported by substantial fund inflows during the period, in contrast to the U.S. and emerging markets, which saw substantial fund outflows, thereby hampering performance in these markets. Sharply lower energy prices over the reporting period had a notable impact on U.S. high-yield credit returns relative to Europe, given the greater exposure to energy in the U.S. At the end of the reporting period, the energy sector represented nearly 13% of the BofA ML U.S. High Yield Master II Index compared to roughly 7% in Europe.

Several factors detracted from the Fund’s relative performance versus the benchmark BofA ML Global High Yield Constrained Index during the reporting period. Within the energy sector, the Fund’s holding in Deep Ocean, a specialty deepwater services provider, detracted from performance as the company’s securities came under pressure in conjunction with the severe global downturn in oil prices over the period. Additionally, the Fund’s positions in two coal companies, Arch Coal and Alpha Natural Resources, weighed on performance, as both companies struggled to support large debt loads through a protracted decline in the price of coal. Alpha Natural Resources filed for bankruptcy protection in August 2015. We exited the Fund’s remaining holding in Alpha Natural Resources debt shortly thereafter. Finally, the Fund’s holdings in Verso and Newpage debt detracted from performance as the a long-anticipated merger of the two companies failed to deliver the anticipated synergies quickly enough to offset the negative impact of declining coated paper prices on the company’s financial results.

More broadly, certain elements of the Fund’s positioning detracted from performance in the period. The Fund’s underweight to BB-rated credits2 in favor of lower-rated issues created a significant headwind as higher-rated credits generally outperformed over the course of the previous year. Similarly, the Fund’s underweight to European high-yield bonds relative to the benchmark hurt performance, as that market outperformed versus other global high-yield markets. Furthermore, the Fund’s underweight to banking credits hindered performance as the sector posted strong returns over the period.

Several individual positions had a positive impact on Fund performance throughout the reporting period. The Fund’s holding in consumer products company Sun Products Corp. outperformed versus its peers over the period as the company’s financial position was bolstered by a cost-savings program, an asset sale and lower commodity prices. Fund performance also was enhanced by the position in Maison du Monde, a French home goods retailer, as the company experienced strong sales and cash-flow growth in 2015, driving financial leverage lower over the period. Finally, Fund performance was bolstered by the holding in Building Materials Corp. of America, a supplier of roofing materials, which benefited from positive homebuilding trends in the U.S. during the review period.

In terms of sector positioning, the Fund’s performance relative to the benchmark benefited from an underweight to the overall energy sector and a higher-credit-quality bias within this sector, which saw steep declines on the back of weak petrochemical prices. The corollary to weakness in energy prices over the period was a tailwind to the transportation sector as issuers benefited from lower fuel prices.

1	The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-667-9231 or visiting www.aberdeen-asset.us.
2	Standard & Poor’s is an international credit rating agency that evaluates credit risk. Agency credit ratings are expressed as letter grades that range from “AAA” to “D” to communicate the respective agency’s opinion of relative level of credit risk.

Annual Report 2015

Aberdeen Global High Income Fund (Unaudited) (continued)

Regarding the use of derivatives during the reporting period, we employed credit default swaps3 to hedge certain positions, as well as to gain long credit exposure. We believe that in certain situations, credit default swaps provide a more efficient hedge relative to cash bonds. Additionally, we used currency forwards to hedge some of the Fund’s foreign exchange holdings. Overall, the use of derivatives contributed approximately 2.78% to Fund performance for the 12-month period ended October 31, 2015.

We initiated several holdings during the reporting period, including the bonds of McGraw-Hill Global Education, the publisher of education materials, given our view that the company was well-positioned to capitalize on changes in an evolving industry. We made a significant investment in Inmarsat, a global mobile satellite services provider, as we believe that the company will continue to dominate its niche market and benefit from expected growth in the provision of higher bandwidth solutions to its customers.

We also established a new position in Sinclair Broadcasting, a U.S. television broadcaster. We believed that the company would benefit from the receipt of higher retransmission fees for the distribution of content by cable and satellite companies within its business footprint, and we felt that the company’s spectrum assets were undervalued by the market. Finally, we purchased issues of Crown Castle International, a cell phone tower leasing company, given our expectation that the company’s bonds would be upgraded to investment-grade in the near term.

Conversely, we exited the Fund’s position in the Verso Paper bonds after the company’s results deteriorated amid declining prices for coated paper, a dynamic that we anticipated to continue. Given our expectation for lower energy prices in the intermediate term, we exited the Fund’s position in Clayton Williams Energy, a U.S. energy exploration and production company. We also exited the position in the holding company bonds of AES Corporation, a global power utility, due to our concerns over the potential for higher leverage and structural subordination.4 Additionally, we sold the Fund’s holding in Cobre Del Mayo, a Mexican copper miner, as the company’s financial results over the period were pressured by declining copper prices.

We believe that the investment landscape may offer high-yield investors both opportunities and potential challenges in 2016. We think that the most important driver of high-yield returns in the U.S., economic growth, will remain slightly positive over the next 12 months. Given this backdrop, we feel that defaults should remain near their recent low levels, thereby providing support for the U.S. high-yield market.

In Europe, we anticipate that accommodative central bank policy will continue to provide a tailwind to the asset class. We believe that there will be continued volatility in emerging markets as many of these economies struggle with the implications of weaker energy and commodity prices.

In our opinion, several of the key themes from 2015 may continue into the upcoming calendar year. Notably, the large extent of investor sentiment may be driven by central bank policies in both the U.S. and Europe. We believe that U.S. credit markets could remain hyper-focused on the potential magnitude and timing of future interest rate increases from the Fed. In contrast, we feel that European investors may be acutely focused on the likelihood of additional quantitative easing measures. Deviations from expectations in either market may potentially result in temporary bouts of volatility. We also anticipate that commodity prices may remain volatile over the next year, leading to continued investor focus on these high-yield sectors.

Overall, we think that, as of the end of the reporting period, market pricing offered adequate compensation for the risks associated with the asset class in an expectedly benign default environment over the next year. However, we also believe that there may be some intra-period volatility arising from global macroeconomic concerns or topical industry sectors such as energy or commodities.

Portfolio Management:

Aberdeen North American Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance quoted represents past performance, which does not guarantee future results. Class A shares have up to a 0.25% 12b-1 fee. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-667-9231 or visiting www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Non-investment-grade debt securities (highyield/junk bonds) may be subject to greater market fluctuations, risk of default or loss of income and principal than higher-rated securities.

3	A credit default swap is a type of contract that offers a guarantee against the non-payment of a loan.
4	In structural subordination, a lender to a company will not have access to the assets of the company’s subsidiary until after all of the subsidiary’s creditors have been paid and the remaining assets have been distributed to the company as an equity-holder.

2015 Annual Report

Aberdeen Global High Income Fund (Unaudited) (concluded)

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities; and are subject to different accounting and regulatory standards, political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging markets countries.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2015

Aberdeen Global High Income Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2015)	1 Yr.	5 Yr.	10 Yr.
Class A	(6.11%)	4.07%	6.57%
Institutional Class	(5.85%)	4.34%	6.85%

2015 Annual Report

Aberdeen Global High Income Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global High Income Fund, BofA ML Global High Yield Constrained Index (hedged to the U.S. Dollar) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2015. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

The BofA ML Global High Yield Constrained Index (hedged to the U.S. Dollar) tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or eurobond markets but caps issuer exposure at 2%.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and performance graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2015 (Unaudited)

Asset Allocation
Corporate Bonds	77.4%
Bank Loans	12.2%
Repurchase Agreement	2.4%
Government Bonds	1.5%
Common Stocks	1.1%
Government Agencies	1.1%
Preferred Stocks	0.9%
Other assets in excess of liabilities	3.4%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in Bloomberg Industry Classification System (“BICS”), expressed as a percentage of net assets. As of October 31, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industry Groups
Diversified Telecommunication Services	8.3%
Commercial Banks	7.4%
Oil, Gas & Consumable Fuels	5.9%
Diversified Financial Services	4.3%
Healthcare Providers & Services	3.4%
Commercial Services & Supplies	3.5%
Electric Utilities	2.9%
Chemicals	2.9%
Real Estate	2.8%
Media	2.5%
Other	56.1%
100.0%
Top Holdings*
Sprint Corp. 09/15/2023	1.4%
Asurion LLC 03/03/2021	1.2%
Cenveo Corp. 08/01/2019	1.2%
Annington Finance No 5 PLC 01/15/2023	1.2%
Unique Pub Finance Co. PLC (The), Series M 03/28/2024	1.2%
Isola USA Corp. 11/29/2018	1.1%
Commercial Barge Line Co. 09/22/2019	1.0%
MEG Energy Corp. 01/30/2023	1.0%
Inmarsat Finance PLC 05/15/2022	1.0%
Crown Castle International Corp. 01/15/2023	1.0%
Other	88.7%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top Countries
United States	58.0%
United Kingdom	9.3%
Canada	5.2%
Indonesia	2.8%
France	2.2%
Luxembourg	1.7%
Republic of Ireland	1.9%
Switzerland	1.9%
Germany	1.8%
Spain	1.5%
Other	13.7%
100.0%

Annual Report 2015

Statement of Investments

October 31, 2015

Aberdeen Global High Income Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (77.4%)
AUSTRALIA (0.4%)
QBE Insurance Group Ltd. (USD), 6.75%, 12/02/2044 (a)(b)	$5,281,000	$5,492,240
BRAZIL (0.5%)
Banco do Brasil SA (USD), 9.00%, 06/18/2024 (a)(b)(c)	5,250,000	3,648,750
Petrobras International Finance Co. SA (USD), 7.88%, 03/15/2019	2,416,000	2,295,200
		5,943,950
CANADA (5.2%)
Air Canada (USD), 6.75%, 10/01/2019 (a)	6,355,000	6,752,188
First Quantum Minerals Ltd. (USD), 7.25%, 10/15/2019 (a)	5,246,000	4,118,110
Gateway Casinos & Entertainment Ltd. (CAD), 8.50%, 11/26/2020 (a)	11,027,000	8,306,512
Kissner Milling Co. Ltd. (USD), 7.25%, 06/01/2019 (a)	7,020,000	7,151,625
MEG Energy Corp.
(USD), 6.38%, 01/30/2023 (a)	15,375,000	13,030,313
(USD), 7.00%, 03/31/2024 (a)	183,000	159,210
Northgroup Preferred Capital Corp. (USD), 6.38%, 10/15/2017 (a)(b)(c)	7,970,000	8,089,550
SCM Insurance Services, Inc. (CAD), 9.25%, 08/22/2019 (d)	13,600,000	10,244,723
Valeant Pharmaceuticals International, Inc.
(EUR), 4.50%, 05/15/2023 (a)	8,385,000	7,524,444
(USD), 6.13%, 04/15/2025 (a)	4,125,000	3,490,781
		68,867,456
CHINA (0.4%)
Country Garden Holdings Co. (USD), 7.50%, 01/10/2023 (a)	2,611,000	2,712,636
Wanda Properties International Co. Ltd. (USD), 7.25%, 01/29/2024 (a)	2,050,000	2,256,207
		4,968,843
COLOMBIA (0.3%)
Pacific Exploration and Production Corp.
(USD), 5.13%, 03/28/2023 (a)	6,471,000	2,394,270
(USD), 5.63%, 01/19/2025 (a)	5,506,000	2,092,280
		4,486,550
FRANCE (2.2%)
Credit Agricole SA (USD), 7.88%, 01/23/2024 (a)(b)(c)	3,640,000	3,744,188
Magnolia BC SA (EUR), 9.00%, 08/01/2020 (a)	9,405,000	11,199,063
Numericable-SFR SAS (USD), 6.00%, 05/15/2022 (a)	7,502,000	7,539,510
Societe Generale SA
(USD), 7.88%, 12/18/2023 (a)(b)(c)	5,162,000	5,191,062
(USD), 8.00%, 09/29/2025 (a)(b)(c)	1,800,000	1,821,660
		29,495,483
GERMANY (1.0%)
ALBA Group PLC & Co. KG (EUR), 8.00%, 05/15/2018 (a)	4,375,000	4,426,093
Safari Holding Verwaltungs GmbH (EUR), 8.25%, 02/15/2021 (a)	7,435,000	8,544,633
		12,970,726
GUATEMALA (0.8%)
Cementos Progreso Trust (USD), 7.13%, 11/06/2023 (a)	7,385,000	7,698,862
Comunicaciones Celulares SA (USD), 6.88%, 02/06/2024 (a)	3,352,000	2,706,740
		10,405,602
INDONESIA (1.1%)
Ottawa Holdings Pte Ltd. (USD), 5.88%, 05/16/2018 (a)	4,350,000	2,218,500
Pelabuhan Indonesia II PT (USD), 4.25%, 05/05/2025 (a)	13,581,000	12,494,520
		14,713,020
ITALY (0.8%)
Wind Acquisition Finance SA (USD), 7.38%, 04/23/2021 (a)	9,926,000	10,025,260
LUXEMBOURG (1.7%)
ArcelorMittal (USD), 7.75%, 10/15/2039 (b)	7,475,000	6,409,812
Bank of New York Mellon Luxembourg SA (The), Series PRX (EUR), 4.47%, 12/15/2050 (b)	9,600,000	5,938,112
Coveris Holdings SA (USD), 7.88%, 11/01/2019 (a)	1,525,000	1,456,375
Millicom International Cellular SA (USD), 6.00%, 03/15/2025 (a)	1,443,000	1,194,083
OHL Investments SA, Series OHL, (EUR), 4.00%, 04/25/2018 (a)	6,300,000	6,311,223
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.
(EUR), 6.38%, 05/01/2022 (a)	745,000	820,468
(USD), 6.75%, 05/01/2022 (a)	770,000	773,850
		22,903,923
MALTA (0.3%)
VistaJet Malta Finance PLC / VistaJet Co. Finance LLC (USD), 7.75%, 06/01/2020 (a)	4,408,000	3,834,960
MEXICO (1.2%)
Alfa SAB de CV
(USD), 5.25%, 03/25/2024 (a)	2,730,000	2,883,563
(USD), 6.88%, 03/25/2044 (a)	6,935,000	6,943,669
Axtel SAB de CV (USD), 9.00%, 01/31/2020 (a)(b)(e)	6,341,000	6,515,377
		16,342,609

See accompanying Notes to Financial Statements.

2015 Annual Report

Statement of Investments (continued)

October 31, 2015

Aberdeen Global High Income Fund

	Shares or Principal Amount	Value (US$)
NETHERLANDS (0.8%)
Constellium NV (USD), 8.00%, 01/15/2023 (a)	$4,980,000	$4,245,450
ING Groep NV (USD), 6.50%, 04/16/2025 (b)(c)	6,000,000	5,801,250
		10,046,700
PARAGUAY (0.2%)
Banco Regional SAECA (USD), 8.13%, 01/24/2019 (a)	2,772,000	2,855,160
REPUBLIC OF IRELAND (1.9%)
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (USD), 6.75%, 01/31/2021 (a)	3,600,000	3,708,000
Argon Capital PLC for Royal Bank of Scotland (GBP), 2.91%, 12/31/2015 (b)(c)	3,203,000	4,246,459
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. (USD), 6.00%, 07/15/2023 (a)	9,392,000	9,438,960
Fly Leasing Ltd. (USD), 6.38%, 10/15/2021	7,097,000	7,327,652
		24,721,071
RUSSIA (0.7%)
Lukoil International Finance BV (USD), 4.56%, 04/24/2023 (a)	10,520,000	9,792,616
SOUTH AFRICA (0.6%)
Sappi Papier Holding GmbH (USD), 7.50%, 06/15/2032 (a)	8,504,000	7,993,760
SWITZERLAND (1.9%)
Credit Suisse Group AG (USD), 7.50%, 12/11/2023 (a)(b)(c)	7,335,000	7,759,293
UBS Group AG (USD), 7.00%, 02/19/2025 (a)(b)(c)	5,559,000	5,836,950
Unilabs Subholding AB (EUR), 8.50%, 07/15/2018 (a)	9,405,000	10,840,292
		24,436,535
UKRAINE (0.1%)
Mriya Agro Holding PLC (USD), 9.45%, 04/19/2018 (a)(b)(f)	10,755,000	1,613,250
UNITED KINGDOM (9.3%)
Annington Finance No 5 PLC (GBP), 13.00%, 01/15/2023 (a)(g)	8,726,876	15,248,416
Avanti Communications Group PLC (USD), 10.00%, 10/01/2019 (a)	13,733,000	12,291,035
Barclays Bank PLC (GBP), 6.13%, 04/19/2027 (b)(c)	6,586,000	10,566,879
Galaxy Bidco Ltd. (GBP), 5.59%, 11/15/2019 (a)(b)	2,025,000	3,130,167
Galaxy Finco Ltd. (GBP), 7.88%, 11/15/2021 (a)	1,600,000	2,466,559
Hastings Insurance Group Finance PLC
(GBP), 6.58%, 10/21/2019 (a)(b)	3,680,000	5,698,047
(GBP), 8.00%, 10/21/2020 (a)	2,625,000	4,348,218
HBOS Sterling Finance Jersey LP (GBP), 7.88%, 12/09/2031 (b)(c)	285,000	567,610
Inmarsat Finance PLC (USD), 4.88%, 05/15/2022 (a)	13,094,000	13,028,530
International Personal Finance PLC (EUR), 5.75%, 04/07/2021 (a)	4,313,000	4,481,938
Interoute Finco PLC (EUR), 7.38%, 10/15/2020 (a)	3,586,000	4,178,369
Jaguar Land Rover Automotive PLC (GBP), 3.88%, 03/01/2023 (a)	4,330,000	6,323,346
Lloyds Bank PLC (GBP), 13.00%, 01/22/2029 (b)(c)	4,475,000	12,040,102
Matalan Finance PLC (GBP), 6.88%, 06/01/2019 (a)	2,480,000	3,400,420
Royal Bank of Scotland Group PLC
VRN (USD), 7.50%, 08/10/2020 (b)(c)	2,090,000	2,168,375
VRN (USD), 8.00%, 08/10/2025 (b)(c)	1,090,000	1,141,775
Unique Pub Finance Co. PLC (The), Series M (GBP), 7.40%, 03/28/2024	9,506,000	15,094,076
Virgin Media Secured Finance PLC (GBP), 5.50%, 01/15/2025 (a)	4,302,000	6,598,800
		122,772,662
UNITED STATES (45.3%)
AAF Holdings LLC/AAF Finance Co. (USD), 12.00%, 07/01/2019 (a)(b)(d)(g)	6,012,210	6,327,851
Ally Financial, Inc. (USD), 5.13%, 09/30/2024	5,845,000	6,180,795
Altice US Finance I Corp. (USD), 5.38%, 07/15/2023 (a)	7,773,000	7,885,708
Arch Coal, Inc. (USD), 7.25%, 10/01/2020	6,996,000	218,625
Axiall Corp. (USD), 4.88%, 05/15/2023	1,275,000	1,216,828
Blue Racer Midstream LLC / Blue Racer Finance Corp. (USD), 6.13%, 11/15/2022 (a)	4,944,000	4,647,360
Building Materials Corp. of America (USD), 5.38%, 11/15/2024 (a)	11,145,000	11,521,144
Building Materials Holding Corp. (USD), 9.00%, 09/15/2018 (a)	9,280,000	9,877,632
CalAtlantic Group, Inc. (USD), 5.88%, 11/15/2024	4,250,000	4,483,750
California Resources Corp.
(USD), 5.50%, 09/15/2021	5,375,000	3,722,188
(USD), 6.00%, 11/15/2024	7,887,000	5,392,736
Calpine Corp. (USD), 5.75%, 01/15/2025	6,830,000	6,497,038
Carrizo Oil & Gas, Inc.
(USD), 7.50%, 09/15/2020	1,728,000	1,732,320
(USD), 6.25%, 04/15/2023	5,190,000	4,962,938
CenturyLink, Inc.
Series W (USD), 6.75%, 12/01/2023	1,265,000	1,260,130
Series P (USD), 7.60%, 09/15/2039	2,830,000	2,433,800
Series U (USD), 7.65%, 03/15/2042	4,460,000	3,835,600
Cenveo Corp. (USD), 6.00%, 08/01/2019 (a)	17,229,000	15,204,592
Chaparral Energy, Inc. (USD), 7.63%, 11/15/2022	5,834,000	1,954,390
CHS/Community Health Systems, Inc. (USD), 6.88%, 02/01/2022	11,547,000	11,691,337
Constellis Holdings LLC / Constellis Finance Corp. (USD), 9.75%, 05/15/2020 (a)	5,860,000	5,325,275
Continental Resources, Inc. (USD), 4.90%, 06/01/2044	9,565,000	7,272,929

See accompanying Notes to Financial Statements.

Annual Report 2015

Statement of Investments (continued)

October 31, 2015

Aberdeen Global High Income Fund

	Shares or Principal Amount	Value (US$)
Crown Castle International Corp.
(USD), 4.88%, 04/15/2022	$807,000	$856,429
(USD), 5.25%, 01/15/2023	11,936,000	12,890,880
DPH Holdings Corp. (USD), 6.55%, 06/15/2006 (d)(f)	1,500,000	45,188
DR Horton, Inc.
(USD), 4.75%, 02/15/2023	2,070,000	2,137,275
(USD), 5.75%, 08/15/2023	9,880,000	10,843,300
Dynegy, Inc.
(USD), 6.75%, 11/01/2019	2,000,000	2,005,000
(USD), 7.38%, 11/01/2022	7,155,000	7,208,662
(USD), 7.63%, 11/01/2024	3,335,000	3,360,013
Eagle Spinco, Inc. (USD), 4.63%, 02/15/2021	924,000	903,210
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. (USD), 11.75%, 03/01/2022 (a)(f)	5,179,486	5,561,473
First Data Corp.
(USD), 10.63%, 06/15/2021	1,771,000	1,981,306
(USD), 11.75%, 08/15/2021	3,707,000	4,235,248
(USD), 5.38%, 08/15/2023 (a)	5,301,000	5,407,020
(USD), 7.00%, 12/01/2023 (a)(h)	3,311,000	3,377,220
First Maryland Capital I (USD), 1.32%, 01/15/2027 (b)	5,640,000	4,688,250
Florida East Coast Holdings Corp. (USD), 9.75%, 05/01/2020 (a)	12,485,000	11,423,775
Frontier Communications Corp.
(USD), 8.88%, 09/15/2020 (a)	90,000	93,656
(USD), 10.50%, 09/15/2022 (a)	10,114,000	10,518,560
(USD), 11.00%, 09/15/2025 (a)	1,607,000	1,688,346
General Electric Capital Corp., Series A (USD), 7.13%, 06/15/2022 (b)(c)	5,000,000	5,881,250
General Motors (Escrow Shares)
(USD), 7.13%, 07/15/2013 (d)(h)	2,240,000	–
(USD), 8.25%, 07/15/2023 (d)(h)	35,495,000	–
(USD), 8.10%, 06/15/2024 (d)(h)	2,485,000	–
(USD), 7.38%, 05/23/2048 (d)(h)	3,460,000	–
(USD), 8.80%, 03/01/2049 (d)(h)	7,200,000	–
(USD), 8.38%, 07/15/2049 (d)(h)	3,550,000	–
GenOn Americas Generation LLC (USD), 8.50%, 10/01/2021	3,961,000	3,139,093
GenOn Energy, Inc.
(USD), 7.88%, 06/15/2017	8,930,000	8,327,225
(USD), 9.88%, 10/15/2020	1,500,000	1,250,625
Goldman Sachs Group, Inc., Series M, (USD), 5.38%, 05/10/2020 (b)(c)	1,960,000	1,942,850
Hardwoods Acquisition, Inc. (USD), 7.50%, 08/01/2021 (a)	10,060,000	9,305,500
HCA, Inc. (USD), 5.25%, 04/15/2025	8,185,000	8,502,169
Hilcorp Energy I LP / Hilcorp Finance Co. (USD), 5.75%, 10/01/2025 (a)	733,000	681,690
Hornbeck Offshore Services, Inc. (USD), 5.00%, 03/01/2021	1,922,000	1,479,940
Intelsat Jackson Holdings SA (USD), 6.63%, 12/15/2022	6,379,000	5,071,305
International Lease Finance Corp. (USD), 6.25%, 05/15/2019	2,334,000	2,544,060
Jarden Corp. (USD), 5.00%, 11/15/2023 (a)	987,000	1,019,078
JBS USA LLC / JBS USA Finance, Inc. (USD), 5.75%, 06/15/2025 (a)	9,312,000	9,055,920
Jefferies Finance LLC / JFIN Co-Issuer Corp.
(USD), 7.38%, 04/01/2020 (a)	1,010,000	994,850
(USD), 6.88%, 04/15/2022 (a)	5,195,000	4,909,275
Jones Energy Holdings LLC / Jones Energy Finance Corp. (USD), 6.75%, 04/01/2022	6,511,000	5,257,633
Kinder Morgan, Inc. (USD), 7.80%, 08/01/2031	10,164,000	10,321,074
Kindred Healthcare, Inc. (USD), 8.75%, 01/15/2023	6,215,000	6,638,397
Kraft Heinz Foods Co. (USD), 7.13%, 08/01/2039 (a)	7,266,000	9,317,570
Kratos Defense & Security Solutions, Inc. (USD), 7.00%, 05/15/2019	8,075,000	6,459,193
Landry’s Holdings II, Inc. (USD), 10.25%, 01/01/2018 (a)	10,515,000	10,856,737
Landry’s, Inc. (USD), 9.38%, 05/01/2020 (a)	2,486,000	2,678,665
Lennar Corp. (USD), 4.88%, 12/15/2023	6,706,000	6,714,382
Level 3 Financing, Inc.
(USD), 5.38%, 08/15/2022	4,504,000	4,599,710
(USD), 5.38%, 01/15/2024	1,000,000	1,015,000
MHGE Parent LLC / MHGE Parent Finance, Inc. (USD), 8.50%, 08/01/2019 (a)	12,140,000	12,397,975
Micron Technology, Inc. (USD), 5.63%, 01/15/2026 (a)	4,433,000	4,178,103
Momentive Performance Materials, Inc.
(USD), 8.88%, 10/15/2020(h)	14,840,000	–
(USD), 3.88%, 10/24/2021	14,840,000	11,946,200
Morgan Stanley, Series J, (USD), 5.55%, 07/15/2020 (b)(c)	1,964,000	1,964,000
Nationstar Mortgage LLC / Nationstar Capital Corp. (USD), 6.50%, 07/01/2021	3,475,000	3,192,656
Neiman Marcus Group Ltd., LLC (USD), 8.00%, 10/15/2021 (a)	6,449,000	6,731,144
New Enterprise Stone & Lime Co Inc. (USD), 13.00%, 03/15/2018 (g)	11,837,097	12,325,377
NewStar Financial, Inc. (USD), 7.25%, 05/01/2020	6,562,000	6,570,202
NRG Energy, Inc. (USD), 6.25%, 05/01/2024	1,910,000	1,719,000
NWH Escrow Corp. (USD), 7.50%, 08/01/2021 (a)	1,972,000	1,774,800
Oasis Petroleum, Inc.
(USD), 6.88%, 03/15/2022	1,698,000	1,456,035
(USD), 6.88%, 01/15/2023	10,000,000	8,700,000
Palace Entertainment Holdings LLC / Palace Entertainment Holdings Corp. (USD), 8.88%, 04/15/2017 (a)	12,841,000	12,479,847
PBF Logistics LP / PBF Logistics Finance Corp. (USD), 6.88%, 05/15/2023 (a)	1,767,000	1,652,145
PNC Preferred Funding Trust I (USD), 1.99%, 03/15/2017 (a)(b)(c)	7,510,000	6,759,000
Sabine Pass Liquefaction LLC
(USD), 5.63%, 04/15/2023	1,380,000	1,349,813
(USD), 5.75%, 05/15/2024	9,409,000	9,126,730
(USD), 5.63%, 03/01/2025(a)	3,125,000	3,007,813
Sanchez Energy Corp. (USD), 6.13%, 01/15/2023	1,804,000	1,316,920
Scientific Games International, Inc. (USD), 7.00%, 01/01/2022 (a)	7,822,000	7,900,220

See accompanying Notes to Financial Statements.

2015 Annual Report

Statement of Investments (continued)

October 31, 2015

Aberdeen Global High Income Fund

	Shares or Principal Amount	Value (US$)
Service Corp. International (USD), 5.38%, 05/15/2024	$11,420,000	$12,233,675
Sinclair Television Group, Inc.
(USD), 6.13%, 10/01/2022	2,510,000	2,591,575
(USD), 5.63%, 08/01/2024 (a)	10,955,000	10,776,981
Sprint Corp. (USD), 7.88%, 09/15/2023	20,315,000	18,842,162
State Street Capital Trust IV (USD), 1.34%, 06/01/2077 (b)	5,740,000	4,642,225
Sun Products Corp. (USD), 7.75%, 03/15/2021 (a)	12,960,000	12,214,800
Tenet Healthcare Corp.
(USD), 3.84%, 06/15/2020 (a)(b)	3,614,000	3,604,965
(USD), 6.75%, 06/15/2023	10,841,000	10,813,897
TransDigm, Inc.
(USD), 6.00%, 07/15/2022	2,770,000	2,811,550
(USD), 6.50%, 07/15/2024	4,825,000	4,933,563
(USD), 6.50%, 05/15/2025 (a)	4,955,000	5,054,100
Triumph Group, Inc. (USD), 5.25%, 06/01/2022	4,260,000	3,849,975
Tronox Finance LLC (USD), 7.50%, 03/15/2022 (a)	7,641,000	5,425,110
United Rentals North America, Inc.
(USD), 6.13%, 06/15/2023	2,190,000	2,296,215
(USD), 5.75%, 11/15/2024	5,470,000	5,579,400
(USD), 5.50%, 07/15/2025	4,725,000	4,730,906
Wise Metals Group LLC / Wise Alloys Finance Corp. (USD), 8.75%, 12/15/2018 (a)	3,566,000	3,387,700
WR Grace & Co-Conn
(USD), 5.13%, 10/01/2021 (a)	4,926,000	5,135,355
(USD), 5.63%, 10/01/2024 (a)	6,330,000	6,559,462
XPO Logistics, Inc. (USD), 7.88%, 09/01/2019 (a)	5,523,000	5,578,230
Zayo Group LLC / Zayo Capital, Inc. (USD), 6.00%, 04/01/2023 (a)	9,485,000	9,693,670
		598,136,464
VIETNAM (0.7%)
Vingroup JSC (USD), 11.63%, 05/07/2018 (a)	9,240,000	9,844,804
Total Corporate Bonds		1,022,663,644
GOVERNMENT BONDS (1.5%)
ARGENTINA (0.5%)
Argentina Bonar Bonds
Series X (USD), 7.00%, 04/17/2017	4,357,558	4,326,571
(USD), 8.75%, 05/07/2024 (b)(d)	2,672,897	2,712,468
		7,039,039
GHANA (0.3%)
Republic of Ghana (USD), 7.88%, 08/07/2023 (a)	4,560,000	3,933,935
INDONESIA (0.6%)
Indonesia Government International Bond (USD), 5.88%, 01/15/2024 (a)	6,910,000	7,655,333
MOZAMBIQUE (0.1%)
Mozambique EMATUM Finance 2020 BV (USD), 6.31%, 09/11/2020 (a)(i)	759,950	679,410
Total Government Bonds		19,307,717
GOVERNMENT AGENCIES (1.1%)
INDONESIA (1.1%)
Pertamina Persero PT
(USD), 4.30%, 05/20/2023 (a)	10,705,000	10,153,628
(USD), 6.00%, 05/03/2042 (a)	4,450,000	3,880,623
		14,034,251
Total Government Agencies		14,034,251
BANK LOANS (12.2%)
GERMANY (0.8%)
Colouroz Investment (Flint) (USD), 8.25%, 09/06/2022	7,095,000	7,000,402
Klockner-Pentaplast of America, Inc. (USD), 5.00%, 04/28/2020	2,353,019	2,358,901
KP Germany Erste GmbH (USD), 5.00%, 04/28/2020	1,005,564	1,008,078
		10,367,381
ITALY (0.8%)
Inter Media Communication (FCE) (EUR), 5.50%, 06/05/2019	9,877,706	9,993,061
SPAIN (1.5%)
IDCSalud Holding S.L.U. (EUR), 8.25%, 11/28/2022	9,223,000	10,145,696
Telepizza SA (TPZM) (EUR), 7.00%, 10/20/2020	9,320,000	10,239,773
		20,385,469
UNITED STATES (9.1%)
Arch Coal, Inc. (USD), 6.25%, 05/16/2018 (b)	8,027,423	4,214,397
Asurion LLC (USD), 8.50%, 03/03/2021 (b)	17,316,000	15,662,322
Birch Communications, Inc. (USD), 7.75%, 07/18/2020 (b)	8,335,611	8,293,933
Cengage Learning, Inc. (USD), 7.00%, 03/31/2020 (b)	12,374,450	12,320,312
Commercial Barge Line Co. (USD), 7.50%, 09/22/2019 (b)	13,155,864	13,098,307
Del Monte Foods, Inc. (USD), 8.25%, 08/18/2021 (b)	12,970,000	11,781,079
Isola USA Corp. (USD), 9.25%, 11/29/2018 (d)	18,336,087	13,706,225
New Media Holdings II, LLC (USD), 7.25%, 06/04/2020	4,400,944	4,389,942
Newpage Corp. (USD), 9.50%, 02/11/2021 (b)	20,286,028	10,599,450
SkillSoft Corp. (USD), 9.25%, 04/28/2022 (b)	12,360,000	9,620,196
Texas Competitive Electric Co. (USD), 4.68%, 10/10/2016	7,678,621	2,489,155

See accompanying Notes to Financial Statements.

Annual Report 2015

Statement of Investments (continued)

October 31, 2015

Aberdeen Global High Income Fund

	Shares or Principal Amount	Value (US$)
Visant Corp. (USD), 7.00%, 09/23/2021 (b)	$10,113,435	$10,051,196
YRC Worldwide, Inc. (USD), 8.00%, 02/13/2019 (b)	4,583,123	4,399,798
		120,626,312
Total Bank Loans		161,372,223
COMMON STOCKS (1.1%)
NORWAY (0.8%)
Deep Ocean (d)(h)(j)	1,427,968	11,244,457
UNITED STATES (0.3%)
Cengage Learning Holdings II LP (k)	140,874	3,380,976
Lear Corp.	1,174	146,821
		3,527,797
Total Common Stocks		14,772,254
PREFERRED STOCKS (0.9%)
UNITED STATES (0.9%)
Ally Financial, Inc., Preferred Shares	4,451	4,558,520
GMAC Capital Trust I, Preferred Shares, Series 2	258,150	6,668,014
Merrill Lynch Capital Trust II, Preferred Shares	1,600	41,184
		11,267,718
Total Preferred Stocks		11,267,718
REPURCHASE AGREEMENT (2.4%)
UNITED STATES (2.4%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/30/2015, due 11/02/2015, repurchase price $31,618,666, collateralized by U.S. Treasury Notes, maturing 10/31/2019-11/30/2019; total market value of $32,252,319	31,618,666	31,618,666
Total Repurchase Agreement		31,618,666
Total Investments (Cost $1,384,997,839) (l)—96.6%		1,275,036,473

Other assets in excess of liabilities—3.4%		45,421,329
Net Assets—100.0%		$1,320,457,802

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2015.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(d)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 3.35% of net assets as of October 31, 2015.
(e)	Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.
(f)	Security is in default.
(g)	Payment-in-kind. This is a type of bond that pays interest in additional bonds rather than in cash.
(h)	This security was fair valued by the Fund’s pricing committee as approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Statements of Investments.
(i)	This security is government guaranteed.
(j)	Investment in affiliate.
(k)	Non-income producing security.
(l)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
CAD	Canadian Dollar
EUR	Euro Currency
GBP	British Pound Sterling
NOK	Norwegian Krone
USD	U.S. Dollar

See accompanying Notes to Financial Statements.

2015 Annual Report

Statement of Investments (continued)

October 31, 2015

Aberdeen Global High Income Fund

At October 31, 2015, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
British Pound/United States Dollar
11/18/2015	Barclays Bank PLC	GBP	8,000,000	USD	12,123,808	$12,331,650	$207,842
11/18/2015	Deutsche Bank AG	GBP	13,074,000	USD	20,119,977	20,152,999	33,022

Euro/United States Dollar
01/11/2016	Citibank N.A.	EUR	1,042,500	USD	1,150,773	1,147,861	(2,912)

Norwegian Krone/United States Dollar
11/13/2015	Barclays Bank PLC	NOK	45,773,000	USD	5,465,580	5,386,214	(79,366)
11/13/2015	Westpac Banking Corp.	NOK	16,898,500	USD	2,036,229	1,988,485	(47,744)
						$41,007,209	$110,842

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/British Pound
11/18/2015	Citibank N.A.	USD	123,285,417	GBP	79,039,500	$121,835,930	$1,449,487
11/18/2015	Deutsche Bank AG	USD	862,901	GBP	559,000	861,674	1,227
11/18/2015	Royal Bank of Canada	USD	2,480,013	GBP	1,603,500	2,471,725	8,288

United States Dollar/Canadian Dollar
12/08/2015	Citibank N.A.	USD	18,839,674	CAD	24,806,500	18,966,888	(127,214)

United States Dollar/Euro
12/04/2015	Royal Bank of Canada	USD	64,867,783	EUR	57,864,500	63,655,958	1,211,825
01/11/2016	Citibank N.A.	USD	48,412,954	EUR	42,535,000	46,833,838	1,579,116
01/26/2016	Deutsche Bank AG	USD	11,717,332	EUR	10,486,500	11,550,050	167,282
01/29/2016	Deutsche Bank AG	USD	3,098,654	EUR	2,802,500	3,086,931	11,723

United States Dollar/Norwegian Krone
11/13/2015	Barclays Bank PLC	USD	19,218,110	NOK	159,395,000	18,756,374	461,736
						$288,019,368	$4,763,470

* Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

Annual Report 2015

Statement of Investments (concluded)

October 31, 2015

Aberdeen Global High Income Fund

At October 31, 2015, the Fund held the following credit default swaps:

Buy Protection:

Counterparty	Expiration Date	Notional Amount	Swap Details	Unrealized Appreciation/ (Depreciation)	Implied Credit Spread*
Barclays Bank PLC	09/20/2018	5,035,000	Receive: Bombardier, Inc. Pay: Fixed rate equal to 5.00%	$205,926	8.49%
JPMorgan Chase Bank N.A.	09/20/2020	4,180,000	Receive: Bombardier, Inc. Pay: Fixed rate equal to 5.00%	406,293	9.63%
Goldman Sachs	03/20/2020	10,565,000	Receive: Transocean, Inc. Pay: Fixed rate equal to 5.00%	312,813	8.85%
				$925,032

Sell Protection:

Counterparty	Expiration Date	Notional Amount	Swap Details	Unrealized Appreciation/ (Depreciation)	Implied Credit Spread*
Goldman Sachs International	03/20/2018	1,265,000	Pay: Rite Aid Receive: Fixed rate equal to 5.00%	$191,287	0.14%
Deutsche Bank	03/20/2018	3,460,000	Pay: Rite Aid Receive: Fixed rate equal to 5.00%	514,554	0.14%
Goldman Sachs International	03/20/2018	5,000,000	Pay: Rite Aid Receive: Fixed rate equal to 5.00%	743,576	0.14%
Morgan Stanley	06/20/2018	450,000	Pay: New Albertsons Receive: Fixed rate equal to 5.00%	80,515	1.09%
Morgan Stanley	06/20/2018	4,515,000	Pay: New Albertsons Receive: Fixed rate equal to 5.00%	819,125	1.09%
				$2,349,057

*	Implied credit spreads, represented in absolute terms, are utilized in determining the market value of credit default swaps agreements on corporate issues or sovereign issues and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made prior to entering into the agreement. For credit default swap with asset-backed securities or credit indices as the underlying assets, the quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying Notes to Financial Statements.

2015 Annual Report

Statements of Assets and Liabilities

October 31, 2015

	Aberdeen Select International Equity Fund	Aberdeen Select International Equity Fund II	Aberdeen Total Return Bond Fund	Aberdeen Global High Income Fund
Assets:
Investments in securities, at fair value	$281,104,710	$141,618,964	$966,721,625	$1,232,173,350
Affiliated securities, at fair value (Note 6)	–	–	–	11,244,457
Repurchase agreements	3,623,854	5,474,023	48,790,041	31,618,666

Total investments	284,728,564	147,092,987	1,015,511,666	1,275,036,473

Foreign currency, at fair value	7,932	15,404	659,526	20,643,619
Cash collateral pledged for futures	–	–	457,119	–
Cash	–	70,000	255,456	2,132,247
Cash on deposit for broker	–	–	–	70,000
Receivable for investments sold	1,049,753	442,488	19,398,134	24,980,225
Interest and dividends receivable	1,134,627	834,949	5,258,523	21,315,101
Unrealized appreciation on forward foreign currency exchange contracts	–	–	2,718,963	5,131,548
Receivable for capital shares issued	9,962	5,083	414,654	760,778
Variation margin receivable for futures contracts	–	–	55,916	–
Variation margin receivable for centrally cleared credit default swaps	–	–	–	7,097
Open credit default swap contracts, at value	–	–	–	3,906,789
Tax reclaim receivable	852,389	462,430	–	–
Prepaid expenses	5,982	2,854	18,849	29,684
Receivable from adviser (Note 3)	–	305,291	–	–

Total assets	287,789,209	149,231,486	1,044,748,806	1,354,013,561

Liabilities:
Due to custodian	–	–	–	386,148
Payable for investments purchased	523,851	458,610	34,155,904	25,523,924
Unrealized depreciation on forward foreign currency exchange contracts	–	–	3,540,397	257,236
Distributions payable	–	–	3,260	–
Payable for capital shares redeemed	791,060	205,727	3,494,069	1,940,357
Collateral due to broker	1,504	70,000	–	–
Collateral due to broker for centrally cleared credit default swaps	–	–	–	4,320,000
Accrued expenses and other payables:
Investment advisory fees	219,361	113,160	286,295	712,721
Legal fees	20,884	11,479	76,444	97,373
Distribution fees	51,977	16,821	16,164	110,942
Transfer agent fees	9,404	10,301	15,111	43,610
Custodian fees	9,327	6,785	19,414	26,584
Audit fees	8,492	8,013	12,641	13,854
Other	75,711	67,072	147,038	123,010

Total liabilities	1,711,571	967,968	41,766,737	33,555,759

Net Assets	$286,077,638	$148,263,518	$1,002,982,069	$1,320,457,802

Cost:
Investments in securities, at cost	$371,758,972	$169,760,930	$963,953,481	$1,323,296,048
Affiliated securities, at cost (Note 6)	4,264,296	–	–	30,083,125
Repurchase agreements	3,623,854	5,474,023	48,790,041	31,618,666
Up-front payments made on open credit default swaps	–	–	–	715,300
Up-front payments received on open credit default swaps	–	–	–	(1,376,985)
Foreign currency	1,589,455	15,466	631,289	20,841,239

Net Assets Consist of:
Par value	$12,489	$14,770	$76,225	$152,430
Paid in capital in excess of par value	2,685,255,265	2,891,414,486	1,001,897,916	1,513,585,846
Accumulated net investment income/(loss)	7,683,121	3,787,566	(398,993)	(6,976,141)
Accumulated net realized loss from investments and foreign currency transactions	(2,310,291,883)	(2,717,823,333)	(364,015)	(84,186,706)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(96,581,354)	(29,129,971)	1,770,936	(102,117,627)

Net Assets	$286,077,638	$148,263,518	$1,002,982,069	$1,320,457,802

Annual Report 2015

Statements of Assets and Liabilities (concluded)

October 31, 2015

	Aberdeen Select International Equity Fund	Aberdeen Select International Equity Fund II		Aberdeen Total Return Bond Fund	Aberdeen Global High Income Fund
Net Assets
Class A Shares	$242,444,194	$79,263,084		$75,595,445	$522,963,648
Institutional Class Shares	43,633,444	69,000,434		927,386,624	797,494,154

Total	$286,077,638	$148,263,518		$1,002,982,069	$1,320,457,802

Shares Outstanding
Class A Shares	10,624,703	7,899,070		5,673,814	58,261,236
Institutional Class Shares	1,864,723	6,870,640		70,551,505	94,169,111

Total	12,489,426	14,769,710		76,225,319	152,430,347

Net asset value and redemption price per share
Class A Shares	$22.82	$10.03	(a)	$13.32	$8.98	(a)
Institutional Class Shares	$23.40	$10.04	(a)	$13.14	$8.47

(a)	The NAV shown above differs from the traded NAV on October 31, 2015 due to financial statement adjustments.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Annual Report

Statements of Operations

For the Year Ended October 31, 2015

	Aberdeen Select International Equity Fund	Aberdeen Select International Equity Fund II	Aberdeen Total Return Bond Fund	Aberdeen Global High Income Fund
INVESTMENT INCOME:
Dividend income	$12,204,972	$6,188,087	$–	$1,832,857
Interest income	1,429,473	121	40,621,807	137,539,733
Foreign tax withholding	(979,912)	(494,145)	–	1,609
Other income	1,334,260 (a)	480,569 (a)	1,428,672	87,658

	13,988,793	6,174,632	42,050,479	139,461,857

EXPENSES:
Investment advisory fees	3,381,502	1,685,626	4,811,536	12,207,239
Distribution fees Class A	768,390	239,705	306,921	1,657,577
Transfer agent fees	55,604	63,432	78,691	274,995
Trustee fees	73,000	37,742	275,734	364,250
Legal fees	60,180	46,634	196,351	258,943
Printing fees	54,897	45,555	189,460	155,124
Custodian fees	107,979	73,540	233,954	343,968
Registration and filing fees	56,339	34,734	61,933	130,708
Audit fees	32,765	26,569	45,520	55,144
Other	85,766	106,347	306,969	587,570

Total expenses before reimbursed/waived expenses	4,676,422	2,359,884	6,507,069	16,035,518
Interest expense (Note 11)	3,350	2,811	–	13,838

Total operating expenses before reimbursed/waived expenses	4,679,772	2,362,695	6,507,069	16,049,356
Expenses reimbursed (Note 3)	–	–	(82,622)	(198,764)
Expenses waived by investment adviser (Note 3)	(18,786)	(9,365)	(68,736)	(93,902)

Total operating expenses	4,660,986	2,353,330	6,355,711	15,756,690

Net Investment Income	9,327,807	3,821,302	35,694,768	123,705,167

Realized gain/(loss) on investment transactions	(40,141,379)	(4,170,485)	(23,697,620)	(155,195,263)
Realized gain/(loss) on credit default swap contracts	–	–	(15,855)	2,389,054
Realized gain/(loss) on futures contracts	–	–	(552,910)	–
Realized gain/(loss) on foreign currency forward and spot contracts transactions	(1,623,907)	(23,605)	19,190,787	48,014,664
Payment from affiliate (Note 3)	–	305,291	–	–

Net realized loss from investments and foreign currency transactions (including payment from affiliate)	(41,765,286)	(3,888,799)	(5,075,598)	(104,791,545)

Net change in unrealized appreciation/(depreciation) on investment transactions	(24,293,981)	(26,498,842)	(11,529,346)	(114,718,398)
Net change in unrealized appreciation/(depreciation) on credit default swap contracts	–	–	–	(4,434,296)
Net change in unrealized appreciation/(depreciation) on futures contracts	–	–	(104,829)	–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(370,343)	(952,874)	(3,906,707)	(11,424,616)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(24,664,324)	(27,451,716)	(15,540,882)	(130,577,310)

Net realized/unrealized loss from investments and foreign currency transactions	(66,429,610)	(31,340,515)	(20,616,480)	(235,368,855)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(57,101,803)	$(27,519,213)	$15,078,288	$(111,663,688)

(a)	Includes withholding tax refunds, see Note 2h of the Notes to Financial Statements.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

Statements of Changes in Net Assets

	Aberdeen Select International Equity Fund		Aberdeen Select International Equity Fund II
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$9,327,807	$21,948,903	$3,821,302	$9,720,569
Net realized gain/(loss) from investments and foreign currency transactions (including payment from affiliate)	(41,765,286)	(11,605,199)	(3,888,799)	6,540,721
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(24,664,324)	(8,857,908)	(27,451,716)	(14,526,993)

Changes in net assets resulting from operations	(57,101,803)	1,485,796	(27,519,213)	1,734,297

Distributions to Shareholders From:
Net investment income:
Class A	(16,428,379)	(11,058,718)	(4,809,380)	(69,226)
Institutional Class	(3,496,500)	(2,430,830)	(4,729,021)	(331,201)

Change in net assets from shareholder distributions	(19,924,879)	(13,489,548)	(9,538,401)	(400,427)

Common Stock Transactions:
Change in net assets from capital transactions	(116,820,137)	(173,886,783)	(43,730,663)	(98,186,443)

Change in net assets	(193,846,819)	(185,890,535)	(80,788,277)	(96,852,573)

Net Assets:
Beginning of year	479,924,457	665,814,992	229,051,795	325,904,368

End of year	$286,077,638	$479,924,457	$148,263,518	$229,051,795

Accumulated net investment income at end of year	$7,683,121	$19,497,739	$3,787,566	$9,328,109

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,811,603	$8,706,701	$11,051,363	$9,367,139
Dividends reinvested	16,112,995	10,795,351	4,669,220	66,355
Cost of shares redeemed	(111,824,230)	(166,295,966)	(37,598,671)	(57,833,700)

Total Class A	(90,899,632)	(146,793,914)	(21,878,088)	(48,400,206)

Institutional Class Shares
Proceeds from shares issued	1,723,909	4,143,592	4,387,592	7,838,242
Dividends reinvested	3,368,549	2,318,673	4,113,653	283,163
Cost of shares redeemed	(31,012,963)	(33,555,134)	(30,353,820)	(57,907,642)

Total Institutional Class	(25,920,505)	(27,092,869)	(21,852,575)	(49,786,237)

Change in net assets from capital transactions:	$(116,820,137)	$(173,886,783)	$(43,730,663)	$(98,186,443)

SHARE TRANSACTIONS:
Class A Shares
Issued	189,629	308,600	1,026,899	759,666
Reinvested	637,886	397,912	422,554	5,628
Redeemed	(4,413,829)	(5,876,767)	(3,391,374)	(4,714,982)

Total Class A Shares	(3,586,314)	(5,170,255)	(1,941,921)	(3,949,688)

Institutional Class Shares
Issued	66,093	141,870	391,640	624,839
Reinvested	130,311	83,556	372,614	24,017
Redeemed	(1,189,930)	(1,147,728)	(2,763,043)	(4,722,115)

Total Institutional Class Shares	(993,526)	(922,302)	(1,998,789)	(4,073,259)

Total change in shares:	(4,579,840)	(6,092,557)	(3,940,710)	(8,022,947)

See accompanying Notes to Financial Statements.

2015 Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen Total Return Bond Fund		Aberdeen Global High Income Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$35,694,768	$42,952,619	$123,705,167	$158,294,160
Net realized gain/(loss) from investments and foreign currency transactions	(5,075,598)	2,177,584	(104,791,545)	45,226,698
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(15,540,882)	17,723,993	(130,577,310)	(73,457,477)

Changes in net assets resulting from operations	15,078,288	62,854,196	(111,663,688)	130,063,381

Distributions to Shareholders From:
Net investment income:
Class A	(2,128,685)	(2,317,155)	(29,921,233)	(58,784,001)
Institutional Class	(24,545,585)	(26,727,765)	(62,514,715)	(104,537,053)
Net realized gains:
Class A	(1,774,676)	–	(19,357,727)	(10,366,807)
Institutional Class	(16,506,438)	–	(37,810,111)	(16,935,520)
Tax return of capital
Class A	(139,855)	–	(7,343,917)	–
Institutional Class	(1,437,186)	–	(13,557,044)	–

Change in net assets from shareholder distributions	(46,532,425)	(29,044,920)	(170,504,747)	(190,623,381)

Common Stock Transactions:
Change in net assets from capital transactions	(479,011,379)	(123,507,424)	(782,474,860)	(107,132,402)

Change in net assets	(510,465,516)	(89,698,148)	(1,064,643,295)	(167,692,402)

Net Assets:
Beginning of year	1,513,447,585	1,603,145,733	2,385,101,097	2,552,793,499

End of year	$1,002,982,069	$1,513,447,585	$1,320,457,802	$2,385,101,097

Accumulated net investment income/(loss) at end of year	$(398,993)	$(1,281,442)	$(6,976,141)	$(1,187,763)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$37,097,408	$66,730,738	$263,981,338	$491,906,310
Dividends reinvested	3,949,037	2,258,635	51,945,174	65,307,706
Cost of shares redeemed	(114,703,680)	(72,960,043)	(519,101,949)	(716,052,886)

Total Class A	(73,657,235)	(3,970,670)	(203,175,437)	(158,838,870)

Institutional Class Shares
Proceeds from shares issued	303,606,043	337,708,864	515,517,331	857,985,100
Dividends reinvested	40,271,196	24,841,421	75,342,754	75,297,454
Cost of shares redeemed	(749,231,383)	(482,087,039)	(1,170,159,508)	(881,576,086)

Total Institutional Class	(405,354,144)	(119,536,754)	(579,299,423)	51,706,468

Change in net assets from capital transactions:	$(479,011,379)	$(123,507,424)	$(782,474,860)	$(107,132,402)

SHARE TRANSACTIONS:
Class A Shares
Issued	2,748,452	4,920,576	26,975,595	46,021,750
Reinvested	292,904	168,402	5,371,018	6,129,870
Redeemed	(8,556,002)	(5,434,499)	(53,425,599)	(66,959,027)

Total Class A Shares	(5,514,646)	(345,521)	(21,078,986)	(14,807,407)

Institutional Class Shares
Issued	22,822,380	25,459,872	55,398,609	84,457,459
Reinvested	3,029,667	1,875,489	8,227,773	7,443,445
Redeemed	(56,681,811)	(36,390,145)	(128,014,246)	(87,153,414)

Total Institutional Class Shares	(30,829,764)	(9,054,784)	(64,387,864)	4,747,490

Total change in shares:	(36,344,410)	(9,400,305)	(85,466,850)	(10,059,917)

See accompanying Notes to Financial Statements.

Annual Report 2015

This page intentionally left blank.

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select International Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2015	$28.00	$0.62	(e)	$(4.60)	$(3.98)	$(1.20)	$–	$(1.20)	$22.82
Year Ended October 31, 2014	28.63	1.09		(1.12)	(0.03)	(0.60)	–	(0.60)	28.00
Year Ended October 31, 2013	23.84	0.37		4.55	4.92	(0.13)	–	(0.13)	28.63
Year Ended October 31, 2012	24.55	0.30		(0.62)	(0.32)	(0.39)	–	(0.39)	23.84
Year Ended October 31, 2011	28.87	0.19		(4.00)	(3.81)	(0.51)	–	(0.51)	24.55
Institutional Class Shares
Year Ended October 31, 2015	28.69	0.67	(e)	(4.68)	(4.01)	(1.28)	–	(1.28)	23.40
Year Ended October 31, 2014	29.33	1.19		(1.16)	0.03	(0.67)	–	(0.67)	28.69
Year Ended October 31, 2013	24.44	0.31		4.80	5.11	(0.22)	–	(0.22)	29.33
Year Ended October 31, 2012	25.20	0.36		(0.64)	(0.28)	(0.48)	–	(0.48)	24.44
Year Ended October 31, 2011	29.64	0.28		(4.13)	(3.85)	(0.59)	–	(0.59)	25.20

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Includes interest expense that amounts to less than 0.01%.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select International Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Waived Expenses) to Average Net Assets (b)(c)	Portfolio Turnover (d)

(14.62	%)(e)	$242,444	1.28%	2.47	%(e)	1.28%	11%
(0.04%)		397,911	1.26%	3.83%		1.26%	12%
20.70%		554,922	1.25%	1.39%		1.26%	94%
(1.14%)		877,738	1.23%	1.30%		1.24%	35%
(13.49%)		2,059,255	1.29%	0.65%		1.30%	41%

(14.40	%)(e)	43,633	1.04%	2.56	%(e)	1.04%	11%
0.19%		82,014	1.02%	4.06%		1.03%	12%
21.04%		110,893	1.03%	1.15%		1.04%	94%
(0.93%)		1,138,838	1.00%	1.51%		1.01%	35%
(13.31%)		3,687,999	1.05%	0.95%		1.05%	41%

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds (Note 2h of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets for Class A Shares would have been $0.53, (15.03%), and 2.11%, respectively. For Institutional Class Shares, these amounts would have been $0.58, (14.80%), and 2.20%, respectively.

2015 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select International Equity Fund II

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2015	$12.23	$0.21	(f)	$(1.89	)(e)	$(1.68)	$(0.52)	$–	$(0.52)	$10.03
Year Ended October 31, 2014	12.18	0.42		(0.36)		0.06	(0.01)	–	(0.01)	12.23
Year Ended October 31, 2013	10.38	0.13		1.92		2.05	(0.25)	–	(0.25)	12.18
Year Ended October 31, 2012	10.46	0.12		(0.05)		0.07	(0.15)	–	(0.15)	10.38
Year Ended October 31, 2011	12.18	0.07		(1.56)		(1.49)	(0.23)	–	(0.23)	10.46
Institutional Class Shares
Year Ended October 31, 2015	12.25	0.24	(f)	(1.90	)(e)	(1.66)	(0.55)	–	(0.55)	10.04
Year Ended October 31, 2014	12.20	0.46		(0.38)		0.08	(0.03)	–	(0.03)	12.25
Year Ended October 31, 2013	10.45	0.11		1.97		2.08	(0.33)	–	(0.33)	12.20
Year Ended October 31, 2012	10.54	0.14		(0.04)		0.10	(0.19)	–	(0.19)	10.45
Year Ended October 31, 2011	12.27	0.10		(1.57)		(1.47)	(0.26)	–	(0.26)	10.54

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select International Equity Fund II (concluded)

		Ratios/Supplemental Data
Total Return		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Waived Expenses) to Average Net Assets (b)(d)	Portfolio Turnover (c)

(14.16	%)(e)(f)	$79,263	1.38%	1.93	%(f)	1.38%	12%
0.46%		120,387	1.32%	3.41%		1.33%	11%
20.00%		168,028	1.21%	1.19%		1.23%	97%
0.91%		278,360	1.30%	1.21%		1.32%	34%
(12.61%)		1,310,435	1.28%	0.54%		1.28%	51%

(13.96	%)(e)(f)	69,000	1.13%	2.16	%(f)	1.13%	12%
0.64%		108,665	1.10%	3.69%		1.11%	11%
20.36%		157,876	1.04%	1.02%		1.04%	97%
1.11%		806,052	1.01%	1.33%		1.02%	34%
(12.31%)		3,666,631	1.04%	0.79%		1.04%	51%

(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Includes interest expense that amounts to less than 0.01%.
(e)	Included within Net Realized and Unrealized Gains (Losses) on Investment per share is a payment from affiliate (See Note 3). If such payment was excluded, the total return would have been (14.33%) for Class A Shares and (14.13%) for Institutional Class Shares.
(f)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds (Note 2h of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets for Class A Shares would have been $0.18, (14.42%), and 1.66%, respectively. For Institutional Class Shares, these amounts would have been $0.21, (14.22%), and 1.89%, respectively.

2015 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Total Return Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2015	$13.60	$0.32	$(0.19)	$0.13	$(0.22)	$(0.17)	$(0.02)	$(0.41)	$13.32
Year Ended October 31, 2014	13.30	0.34	0.18	0.52	(0.22)	–	–	(0.22)	13.60
Year Ended October 31, 2013	14.17	0.31	(0.56)	(0.25)	(0.29)	(0.30)	(0.03)	(0.62)	13.30
Year Ended October 31, 2012	14.02	0.34	0.56	0.90	(0.49)	(0.26)	–	(0.75)	14.17
Year Ended October 31, 2011	14.24	0.55	0.18	0.73	(0.47)	(0.48)	–	(0.95)	14.02
Institutional Class Shares
Year Ended October 31, 2015	13.43	0.35	(0.20)	0.15	(0.25)	(0.17)	(0.02)	(0.44)	13.14
Year Ended October 31, 2014	13.13	0.37	0.18	0.55	(0.25)	–	–	(0.25)	13.43
Year Ended October 31, 2013	14.03	0.35	(0.56)	(0.21)	(0.36)	(0.30)	(0.03)	(0.69)	13.13
Year Ended October 31, 2012	13.91	0.38	0.55	0.93	(0.55)	(0.26)	–	(0.81)	14.03
Year Ended October 31, 2011	14.16	0.58	0.18	0.76	(0.53)	(0.48)	–	(1.01)	13.91

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Total Return Bond Fund (concluded)

	Ratios/Supplemental Data
Total Return	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements/ Waived Expenses) to Average Net Assets (b)	Portfolio Turnover (c)

0.91%	$75,595	0.69%	2.37%	0.71%	102%
3.96%	152,196	0.68%	2.56%	0.69%	128%
(1.81%)	153,370	0.68%	2.29%	0.70%	265%
6.64%	247,217	0.69%	2.47%	0.69%	236%
5.49%	271,444	0.69%	3.96%	0.71%	219%

1.12%	927,387	0.44%	2.62%	0.45%	102%
4.25%	1,361,252	0.42%	2.81%	0.43%	128%
(1.59%)	1,449,776	0.42%	2.56%	0.43%	265%
6.97%	1,849,138	0.41%	2.73%	0.41%	236%
5.79%	1,498,733	0.44%	4.20%	0.45%	219%

(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

2015 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global High Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2015	$10.38	$0.62	$(1.22)	$(0.60)	$(0.44)	$(0.25)	$(0.11)	$(0.80)	$8.98
Year Ended October 31, 2014	10.61	0.62	(0.13)	0.49	(0.61)	(0.11)	–	(0.72)	10.38
Year Ended October 31, 2013	10.30	0.72	0.30	1.02	(0.71)	–	–	(0.71)	10.61
Year Ended October 31, 2012	10.14	0.73	0.34	1.07	(0.74)	(0.16)	(0.01)	(0.91)	10.30
Year Ended October 31, 2011	11.06	0.77	(0.62)	0.15	(0.79)	(0.28)	–	(1.07)	10.14
Institutional Class Shares
Year Ended October 31, 2015	9.85	0.61	(1.16)	(0.55)	(0.47)	(0.25)	(0.11)	(0.83)	8.47
Year Ended October 31, 2014	10.10	0.61	(0.11)	0.50	(0.64)	(0.11)	–	(0.75)	9.85
Year Ended October 31, 2013	9.84	0.71	0.29	1.00	(0.74)	–	–	(0.74)	10.10
Year Ended October 31, 2012	9.72	0.73	0.31	1.04	(0.74)	(0.16)	(0.02)	(0.92)	9.84
Year Ended October 31, 2011	10.64	0.76	(0.59)	0.17	(0.81)	(0.28)	–	(1.09)	9.72

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Includes interest expense that amounts to less than 0.01%.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global High Income Fund (concluded)

		Ratios/Supplemental Data
Total Return		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements/ Waived Expenses) to Average Net Assets (b)(c)	Portfolio Turnover (d)

(6.01	%)(e)	$522,964	1.00%	6.43%	1.04%	79%
4.70%		823,808	1.00%	5.76%	1.01%	96%
10.20%		999,250	0.99%	6.83%	1.00%	57%
11.22%		1,066,487	0.99%	7.26%	1.01%	62%
1.30%		1,308,597	0.99%	7.19%	1.00%	78%

(5.85%)		797,494	0.75%	6.68%	0.76%	79%
5.01%		1,561,293	0.74%	6.01%	0.75%	96%
10.53%		1,553,543	0.75%	7.10%	0.75%	57%
11.49%		2,130,565	0.73%	7.53%	0.74%	62%
1.52%		2,077,865	0.73%	7.44%	0.74%	78%

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	The total return shown above includes the impact of financial statement adjustments.

2015 Annual Report

Notes to Financial Statements

October 31, 2015

1. Organization

Aberdeen Investment Funds (the “Trust”) was organized as a business trust under the laws of the State of Massachusetts by a Master Trust Agreement adopted on April 30, 1992 and is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. As of October 31, 2015, the Trust offered four diversified, open-ended investment funds: Aberdeen Select International Equity Fund (the “Select International Equity Fund”), Aberdeen Select International Equity Fund II (the “Select International Equity Fund II”), Aberdeen Total Return Bond Fund (the “Total Return Bond Fund”) and Aberdeen Global High Income Fund (the “Global High Income Fund”). Each series of the Trust is also referred to herein as a “Fund” or collectively, the “Funds”.

Each of the Funds offers multiple share classes. As of October 31, 2015, all of the Funds offered Class A and Institutional Class shares. The classes of shares are offered to different types of investors and have different expense structures, as outlined in the Funds’ prospectus. Each class of shares has exclusive voting rights with respect to matters that affect that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses that are not attributable to a specific class are allocated daily to each class based on its relative net assets. Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets.

Each Fund has distinct investment objectives. Following are the objectives for the Funds:

Fund Name	Investment Objective
Select International Equity Fund	Seeks long-term growth of capital.
Select International Equity Fund II	Seeks long-term growth of capital.
Total Return Bond Fund	Seeks to provide total return, which consists of two components: (1) changes in the market value of the Fund’s portfolio securities (both realized and unrealized appreciation/depreciation) and (2) income received from its portfolio securities.
Global High Income Fund	Seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and records of the Funds are maintained in U.S. Dollars.

a.	Security Valuation

The Funds value their securities at current market value or fair value consistent with the Funds’ valuation procedures (“Valuation Procedures”) and regulatory requirements.

Each Fund’s assets for which market quotations are readily available are valued at fair value on the basis of quotations furnished by a pricing service or provided by securities dealers. Equity investments are generally valued using the last sale price or official closing price taken from the primary market in which each security trades, or if no sales occurred during the day, at the mean of the current quoted bid and ask prices.

Foreign equity securities that are traded on foreign exchanges that close prior to 4:00 pm Eastern time (“Valuation Time”) are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold.

Fixed income securities are generally valued using prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the Valuation Procedures approved by the Trust’s Board of Trustees (the

Annual Report 2015

Notes to Financial Statements (continued)

October 31, 2015

“Board”). The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date, to determine current fair value. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades occur in smaller “odd lot” size that may be effected at lower prices than institutional round lot trades.

Assets and liabilities initially expressed in foreign currency will be converted into U.S. Dollar values. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. To the extent each Fund invests in other open-ended funds, the Fund will calculate its Net Asset Value (“NAV”) based upon the NAV of the underlying funds in which it invests. The prospectuses of these underlying funds explain the circumstances under which they will use good faith fair value pricing and the effects of such fair value pricing.

Derivative instruments are generally valued according to the following procedures. For forward currency exchange contracts the market value is interpolated by the pricing agent by using forward spot points obtained from an authorized pricing service. Futures contracts are generally valued at the most recent settlement price as of net asset value (“NAV”) determination. Generally for swap agreements, if quotes are unavailable from authorized pricing services swap pricing is determined using a modeling tool which considers and forecasts the impact of cash flow projections, prevailing and expected interest rate movements, and potential credit events. Swap prices are generally evaluated based upon the latest available data provided by the counterparty and rely upon an industry accepted modeling tool.

When market quotations or exchange rates are not readily available, or if the Funds’ investment adviser, Aberdeen Asset Management Inc. (the “Adviser”), concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures. For options, swaps and warrants, a fair value price may be determined using readily available market quotations, prices provided by independent pricing services, or by using modeling tools provided by industry accepted financial data service providers. Key inputs to such tools may include yield and prices from comparable or reference assets, maturity or expiration dates, ratings, and interest rates. In addition, the Adviser, through its pricing committee, may determine the fair value price in accordance with the Valuation Procedures approved by the Board.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for similar assets, Level 2 measurements to valuations based upon significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for similar investments;
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

For movements between the Levels with the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. As described above, certain foreign securities are valued utilizing valuation factors provided by an independent pricing service to reflect any significant market movements between the time foreign markets close and the time the Fund values such foreign securities. The utilization of valuation factors may result in transfers between Level 1 and Level 2. Select International Equity Fund II and Total Return Bond Fund had no transfers between levels.

2015 Annual Report

Notes to Financial Statements (continued)

October 31, 2015

The following is a summary of significant transfers during the year ended October 31, 2015:

Fund	Transfer from Level 1	Transfer from Level 2	Transfer from Level 3
Global High Income Fund	$3,380,976	$8,659,382	$16,195,380
Select International Equity Fund[1]	–	–	–

1	Banco Provincial SA-Banco Universal transferred from Level 1 to Level 3 because the security was fair valued by the Fund’s Pricing Committee as of October 31, 2015 pursuant to procedures approved by the Fund’s Board of Trustees.

The following is a summary of the inputs used as of October 31, 2015 in valuing the Funds’ investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

	LEVEL 1-Quoted Prices ($)	LEVEL 2-Other Significant Observable Inputs ($)	LEVEL 3-Significant Unobservable Inputs ($)	Total ($)
Select International Equity Fund
Investments in Securities
Common Stocks	35,468,348	219,337,718	–	254,806,066
Preferred Stocks	9,378,194	16,920,450	–	26,298,644
Exchange Traded Funds[1]	–	–	–	–
Government Bonds[1]	–	–	–	–
Repurchase Agreement	–	3,623,854	–	3,623,854

	44,846,542	239,882,022	–	284,728,564

1 Represents a security that is fair valued at zero pursuant to procedures approved by the Fund’s Board of Trustees.
Select International Equity Fund II
Investments in Securities
Common Stocks	17,221,159	110,145,964	–	127,367,123
Preferred Stocks	4,752,559	9,499,282	–	14,251,841
Repurchase Agreement	–	5,474,023	–	5,474,023

	21,973,718	125,119,269	–	147,092,987

Total Return Bond Fund
Investments in Securities
Asset-Backed Securities	–	90,725,669	–	90,725,669
Commercial Mortgage-Backed Securities	–	118,292,794	–	118,292,794
Corporate Bonds	–	363,004,612	–	363,004,612
Government Bonds	–	73,005,189	–	73,005,189
Municipal Bonds	–	54,795,671	–	54,795,671
Non-Agency Mortgage-Backed Securities	–	141,828,595	–	141,828,595
Repurchase Agreement	–	48,790,041	–	48,790,041
U.S. Agencies	–	97,328,576	–	97,328,576
U.S. Treasuries	–	27,740,519	–	27,740,519
Other Financial Instruments
Assets
Futures Contracts	93,774	–	–	93,774
Forward Foreign Currency Exchange Contracts	–	2,718,963	–	2,718,963
Liabilities
Futures Contracts	(265,447)	–	–	(265,447)
Forward Foreign Currency Exchange Contracts	–	(3,540,397)	–	(3,540,397)

	(171,673)	1,014,690,232	–	1,014,518,559

Annual Report 2015

Notes to Financial Statements (continued)

October 31, 2015

Investments, at Value	LEVEL 1-Quoted Prices ($)	LEVEL 2-Other Significant Observable Inputs ($)	LEVEL 3-Significant Unobservable Inputs ($)	Total ($)
Global High Income Fund
Investments in Securities
Bank Loans	–	130,081,092	31,291,131	161,372,223
Corporate Bonds	–	1,012,373,733	10,289,911	1,022,663,644
Common Stocks	146,821	–	14,625,433	14,772,254
Government Agencies	–	14,034,251	–	14,034,251
Government Bonds	–	19,307,717	–	19,307,717
Preferred Stocks	6,709,198	4,558,520	–	11,267,718
Repurchase Agreement	–	31,618,666	–	31,618,666
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	5,131,548	–	5,131,548
Credit Default Swap Contracts	–	3,274,089	–	3,274,089
Liabilities
Forward Foreign Currency Exchange Contracts	–	(257,236)	–	(257,236)

	6,856,019	1,220,122,380	56,206,475	1,283,184,874

Amounts listed as “–” are $0 or round to $0.

Select International Equity Fund

Rollforward of Level 3 Fair Value Measurement

For the Year Ended October 31, 2015

Investments in Securities	Balance as of October 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net Transfers in to Level 3	Net Transfers out of Level 3	Balance as of October 31, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Held at October 31, 2015
COMMON STOCK
Bulgaria	$1,780,964	$–	$(22,825,390)	$21,160,724	$–	$(116,298)	$–	$–	$–	$–
Latvia	–	–	–	–	–	–	–	–	–	–
Serbia	–	–	–	–	–	–	–	–	–	–
Venezuela	–	–	–	–	–	–	–	–	–	–
GOVERNMENT BONDS
Venezuela	968,864	(4,583)	–	(964,281)	–	–	–	–	–	(964,281)
EXCHANGE TRADED FUNDS
Russia	–	–	–	–	–	–	–	–	–	–
TOTAL	$2,749,828	$(4,583)	$(22,825,390)	$20,196,443	$–	$(116,298)	$–	$–	$–	$(964,281)

2015 Annual Report

Notes to Financial Statements (continued)

October 31, 2015

Global High Income Fund

Rollforward of Level 3 Fair Value Measurement

For the Year Ended October 31, 2015

Investments in Securities	Balance as of October 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net Transfers in to Level 3	Net Transfers out of Level 3	Balance as of October 31, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Held at October 31, 2015
BANK LOANS
Ethiopia	$6,754,979	$–	$(787,500)	$4,495,021	$–	$(10,462,500)	$–	$–	$–	$–
Italy	17,323,265	65,033	(1,194,748)	(1,788,264)	–	(4,412,225)	–	–	9,993,061	(1,788,264)
United States	72,391,303	155,897	(8,060,069)	(1,739,474)	4,401,000	(38,269,402)	8,614,195	(16,195,380)	21,298,070	(344,596)
COMMON STOCK
Norway	37,722,113	–	–	(26,477,656)	–	–	–	–	11,244,457	(26,477,656)
United States	–	–	–	–	–	–	3,380,976	–	3,380,976	–
CORPORATE BONDS
Canada	16,420,744	27,303	(467,027)	(1,673,541)	–	(4,062,756)	–	–	10,244,723	(1,673,541)
United States	–	–	–	–	–	–	45,188	–	45,188	–
TOTAL	$150,612,404	$248,233	$(10,509,344)	$(27,183,914)	$4,401,000	$(57,206,883)	$12,040,359	$(16,195,380)	$56,206,475	$(33,060,518)

The following is quantitative information about level 3 fair value measurements:

Description	Fair Value at 10/31/15 ($)	Valuation Technique(s)	Unobservable Inputs	Range	Weighted Average
Global High Income Fund
Bank Loans	$31,291,131	Broker Pricing	Bid/Ask Spread	$52.50-101.17	$88.83
Common Stocks	11,244,457	Evaluated Pricing	Bid/Ask Spread	7.9	7.9
Common Stocks	3,380,976	Broker Pricing	Bid/Ask Spread	24.0	24.0
Corporate Bonds	10,289,911	Broker Pricing	Bid/Ask Spread	3.01-75.33	68.15

Evaluated Pricing: In determining the fair value of the Common Stock as of October 31, 2015, the Global High Income Fund took an average of the values calculated using the Income Approach – Discounted Cash Flow Method and the Market Approach – Guideline Public Company Method, weighted equally, to derive an evaluated price.

Income Approach: A well-established technique used to estimate the equity value of a company through an analysis of projected income, such as using the Discounted Cash Flow Method. Using this analysis, value is indicated from all of the future cash flows attributable to the subject company discounted to present value at a required rate of return. If debt free cash flows are used, any long-term debt is deducted from the indicated value of the invested capital to determine equity value.

Market Approach: References actual transactions in the equity of the enterprise being valued or transactions in similar enterprises that are traded in private and public markets. Third-party transactions in the equity of an entity generally represent the best estimate of fair value if they are completed at arm’s length. The Guideline Public Company Method involves identifying and selecting publicly traded companies with financial and operating characteristics similar to the company being valued. Once publicly traded companies are identified, valuation multiples can be derived, adjusted for comparability, and then applied to the subject company to estimate the value of its equity or invested capital. Similarly, the Comparable Transactions Method analyzes transactions involving target companies operating in industries similar to the subject company. While it is known that no two companies are exactly alike, nor are any two transactions structured identically, consideration is given to comparisons of the capital structure, operations, size, and profitability, as well as other operating characteristics of the target companies. Once comparable transactions for reasonable targets are identified, valuation multiples can be derived, adjusted for comparability, and then applied to the subject company to estimate the value of its equity or invested capital.

b.	Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, consisting of government securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be

Annual Report 2015

Notes to Financial Statements (continued)

October 31, 2015

delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on individual repurchase agreements, see the Statements of Investments.

c.	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

d.	Foreign Currency Translation

Foreign currency amounts are translated into U.S. Dollars at the current rate of exchange as of Valutaion Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service.

Investments in emerging markets can be riskier and more volatile than investments in the United States and other developed markets. Adverse political and economic developments can make it more difficult for the Select International Equity Fund and Select International Equity Fund II to sell foreign securities which could reduce the NAV of the Funds. In contrast to more established markets, emerging markets may have governments that are less stable and markets that are less liquid, increasing your investment risk. At October 31, 2015, the Select International Equity Fund had 0.00% of its net assets invested in Venezuelan securities and held Venezuelan Bolivar valued at 0.00% of the Fund’s net assets. Venezuela currently imposes foreign exchange controls which prohibit the Select International Equity Fund from repatriating dividends, interest, or other income from investments or proceeds from the sale of Venezuelan securities.

e.	Derivative Financial Instruments

Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the year ended October 31, 2015, the Funds used forward contracts to hedge some of the Funds’ foreign currency holdings. Managing active currency risk involves both hedging currency risk and adding currency risk in excess of underlying bond positions. A Fund may also enter into forward contracts to obtain potential appreciation of a foreign currency, which also adds currency risk.

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of a Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract it has entered.

2015 Annual Report

Notes to Financial Statements (continued)

October 31, 2015

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statements of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets. During the year ended October 31, 2015, U.S. Treasury futures contracts were used to manage Total Return Bond Fund’s overall curve and interest rate exposure.

Swaps

Certain Funds enter into swaps to efficiently gain or hedge interest rate or currency risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. A Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, a Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. A Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions.

Certain Funds are a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by certain Funds and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement. To the extent a Fund engages in transactions under these agreements, it is subject to counterparty risk, which is described with respect to swaps both above and below.

Certain swaps entered into after June 10, 2013, including some interest rate swaps and credit default swaps, must be cleared pursuant to U.S. Commodity Futures Trading Commission (“CFTC”) regulations. As a result, these swaps can no longer be traded over-the-counter and are subject to various regulations and rules of the CFTC.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds’ maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by having a master netting agreement between the Funds and the counterparties and by the posting of collateral by the counterparties to the Funds to cover the Funds’ exposure to the counterparty. A Fund must also segregate liquid assets to “cover” its obligations under the swap.

Credit Default Swaps

A credit default swap is a credit derivative contract between two counterparties. The buyer makes periodic payments to the seller, and in return receives protection if an underlying financial instrument defaults. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts, to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed. As the seller in a credit default

Annual Report 2015

Notes to Financial Statements (continued)

October 31, 2015

swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation. During the year ended October 31, 2015, Global High Income Fund employed CDX (a basket of credit derivatives) to hedge overall beta risk, a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. The Global High Income Fund also employed individual credit default swaps to hedge individual exposures as well as to initiate new long positions that are more efficient than the cash market.

Summary of Derivative Instruments

Certain Funds may use derivatives for various purposes as noted above.

Location on the Statement of Assets and Liabilities
Derivative Instrument Risk Type	Asset Derivatives	Liability Derivatives
Interest Rate Risk	Unrealized appreciation on futures contracts	Unrealized depreciation on futures contracts
	Variation margin receivable for futures contracts	Variation margin payable for futures contracts
Foreign Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Credit Risk	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts

The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of October 31, 2015:

		Asset Derivatives
Funds	Total Value at October 31, 2015	Credit Default Swaps (Credit Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Total Return Bond Fund	$2,812,737	$–	$2,718,963	$93,774
Global High Income Fund	9,038,337	3,906,789	5,131,548	–

		Liability Derivatives
Funds	Total Value at October 31, 2015	Credit Default Swaps (Credit Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)

Total Return Bond Fund	$3,805,770	$–	$3,540,397	$265,373
Global High Income Fund	257,236	–	257,236	–

2015 Annual Report

Notes to Financial Statements (continued)

October 31, 2015

A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of October 31, 2015 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

	Gross Amounts Not Offset in Statement of Assets & Liabilities
	Gross Amounts of Assets				Gross Amounts of Liabilities
Description	Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Global High Income Fund
Forward foreign currency contracts
Barclays Bank PLC(2)	$669,578	$(79,366)	$–	$590,212	$79,366	$(79,366)	$–	$–
Citibank N.A.(2)	3,028,603	(130,126)	–	2,898,477	130,126	(130,126)	–	–
Deutsche Bank AG(2)	213,254	–	–	213,254	–	–	–	–
Royal Bank of Canada(2)	1,220,113	–	–	1,220,113	–	–	–	–
Westpac Banking Corp.	–	–	–	–	47,744	–	–	47,744

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instrument (forwards) which are not subject to master netting arrangement, across Funds, or other another similar arrangement.
3.	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

	Gross Amounts Not Offset in Statement of Assets & Liabilities
	Gross Amounts of Assets				Gross Amounts of Liabilities
Description	Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Total Return Bond Fund
Forward foreign currency contracts
Barclays Bank PLC(2)	$473,364	$(473,364)	$–	$–	$689,528	$(473,364)	$–	$216,164
Citibank N.A.(2)	390,910	(62,484)	–	328,426	62,484	(62,484)	–	–
Deutsche Bank AG(2)	365,936	(88,571)	–	277,365	88,571	(88,571)	–	–
JPMorgan Chase Bank N.A.	888,070	(519,018)	–	369,052	519,018	(519,018)	–	–
Royal Bank of Canada(2)	559,690	(559,690)	–	–	1,138,874	(559,690)	–	579,184
Westpac Banking Corp.	40,993	(40,993)	–	–	1,041,922	(40,993)	–	1,000,929

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instrument (forwards) which are not subject to master netting arrangement, across funds, or other another similar arrangement.
3.	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2015:

		Realized Gain or (Loss) on Derivatives Recognized in the Statement of Operations
Funds	Total	Credit Default Swaps (Credit Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Total Return Bond Fund	$19,197,545	$(15,855)	$19,766,310	$(552,910)
Global High Income Fund	57,805,640	2,389,054	55,416,586	–

Annual Report 2015

Notes to Financial Statements (continued)

October 31, 2015

		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in the Statement of Operations
Funds	Total	Credit Default Swaps (Credit Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Total Return Bond Fund	$(4,071,762)	$–	$(3,966,933)	$(104,829)
Global High Income Fund	(15,557,333)	(4,434,296)	(11,123,037)	–

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the year ended October 31, 2015. The table below summarizes the weighted average values of derivatives holdings by the Funds during the year ended October 31, 2015.

Fund	Forward foreign exchange contracts (Average Notional Value)	Futures contracts (Average Notional Value)	Swap contracts (Average Notional Value)
Total Return Bond Fund	$359,739,087	$(4,611,261)	$–
Global High Income Fund	433,298,044	–	50,705,088

The Funds value derivatives at fair value, as described in the results of operations. Accordingly, the Funds do not follow hedge accounting even for derivatives employed as economic hedges.

f.	Bank Loans

Global High Income Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participants. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

Global High Income Fund may enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Global High Income Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause a Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, a Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

As of October 31, 2015, Global High Income Fund held one unfunded commitment with a cost and fair value of $6,114,395 and $6,161,671, respectively (par of 6,303,500 USD). The Fund did not hold any bridge term loans.

g.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign

2015 Annual Report

Notes to Financial Statements (continued)

October 31, 2015

securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses among classes is based on the total net asset value of each class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and Transfer Agent fees) are charged to that class.

h.	Foreign Taxes

Funds that invest in foreign securities are subject to foreign taxes that may be imposed by certain countries in which the Funds invest. The Funds generally record foreign taxes based on applicable foreign tax law. The Funds incur withholding taxes on certain foreign dividends and interest, and those taxes are accrued at the time the associated income is recorded. The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Select International Equity Fund and Select International Equity Fund II (the “International Equity Funds”) have filed for additional reclaims related to prior years in accordance with European Union law. However, consistent with US GAAP accrual requirements, the International Equity Funds have not recorded a corresponding receivable amount because there is limited historical precedent for US funds collecting reclaims of this magnitude and the total amount of the reclaims that these funds may receive in the future is uncertain. Any amounts to which the International Equity Funds may be entitled, if and when recorded, likely would result in an increase in the net asset value per share of each fund at that time. As of October 31, 2015, the total amount of reclaims filed for the International Equity Funds in the countries that may be affected by the European courts’ decisions (namely, Spain, Finland, France, Germany, The Netherlands, and Poland) represents approximately 8% of the net asset value per share for each of the International Equity Funds; however, the recovery of any or all of this amount and timing of recovery, if any, is uncertain. On May 21, 2015, the Select International Equity Fund and the Select International Equity Fund II (collectively “the Funds”) received withholding tax refunds of $1,355,000 (0.35% of total net assets) and $500,000 (0.25% of total net assets), respectively, from the Finnish Tax Authority (FTA) in connection with the Funds’ filing of withholding tax reclaims for taxes that were previously paid by the Funds to the FTA. The tax refund amounts are included in other income on the accompanying Statement of Operations.

i.	Distributions

Distributions from net investment income, if any, are declared and paid monthly for the Total Return Bond Fund and Global High Income Fund. Distributions from net investment income, if any, are declared and paid annually for the Select International Equity Fund and Select International Equity Fund II. The Funds will also declare and pay distributions annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. Additional distributions of net investment income and capital gains may be made at the discretion of the Board to avoid the application of the excise tax imposed under Section 4982 of the Internal Revenue Code of 1986, as amended (the “Code”), for certain undistributed amounts.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

j.	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

3. Agreements and Transactions with Affiliates

a.	Investment Adviser

Under the Investment Advisory Agreements with the Funds, effective May 22, 2013, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board. Prior to May 22, 2013, the Funds were managed by Artio Global Management LLC (the “Predecessor Adviser”).

Annual Report 2015

Notes to Financial Statements (continued)

October 31, 2015

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Select International Equity Fund	Of the first $5 billion	0.900%
	On the next $2.5 billion	0.880%
	Over $7.5 billion	0.850%
Select International Equity Fund II	Of the first $5 billion	0.900%
	On the next $2.5 billion	0.880%
	Over $7.5 billion	0.850%
Total Return Bond Fund	On all assets	0.350%
Global High Income Fund	Of the first $5 billion	0.650%
	On the next $2.5 billion	0.630%
	On the next $2.5 billion	0.600%
	Over $10 billion	0.590%

The Adviser has engaged the services of Aberdeen Asset Managers Limited (the “Subadviser”), an affiliate, pursuant to the subadvisory agreements. The Subadviser manages a portion of certain of the Funds’ investments and has responsibility for making all investment decisions for the portion of a Fund’s assets that it manages. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadviser. For the year ended October 31, 2015, the Adviser paid the following amounts to the Subadviser for its services to the respective Funds:

Fund	Amount
Select International Equity Fund	$2,197,977
Select International Equity Fund II	1,095,657

Certain of the Funds and Aberdeen have entered into written contracts (“Expense Limitation Agreements”) limiting operating expenses for all classes of each Fund from exceeding the amounts listed below. This contractual limitation may not be terminated without the approval of the Board until the earlier of (a) the termination of the Investment Advisory Agreement or (b) the end of February, 2016. This limit excludes certain expenses, including taxes, interest, brokerage commissions, and other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Fund	Class A Limit	Institutional Class Limit
Total Return Bond Fund	0.69%	0.44%
Global High Income Fund	1.00%	0.75%

The Adviser has agreed to continue to waive a portion of its management fee for each of the Funds at the annual rate of 0.005% of the respective Funds’ average daily assets. The waiver may be terminated at any time by the Board.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreements at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made. However, no reimbursement will be made for fees waived prior to May 21, 2013 by the Predecessor Adviser.

For fees waived on or after May 22, 2013, no reimbursement will be made unless:

(i)	the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and
(ii)	the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreements in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

2015 Annual Report

Notes to Financial Statements (continued)

October 31, 2015

As of October 31, 2015, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2013 (Expires 10/31/16)	Amount Fiscal Year 2014 (Expires 10/31/17)	Amount Fiscal Year 2015 (Expires 10/31/18)	Total*
Select International Equity Fund	$–	$–	$–	$–
Select International Equity Fund II	–	–	–	–
Total Return Bond Fund	11,826	22,047	82,622	116,495
Global High Income Fund	–	75,716	198,764	274,480

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

Amounts listed as “–” are $0 or round to $0.

An accounting correction to reflect an aged dividend receivable for an ADR at its net realizable value inclusive of currency fluctuations resulted in an amount due to the Select International Equity Fund II. To rectify the matter, the Adviser agreed to contribute $305,291 to the Select International Equity Fund II. This amount is reflected as a payment from affiliate in the accompanying Statement of Operations.

4. Distributor and Shareholder Services

The Funds and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Funds’ shares. Prior to May 22, 2013, Quasar Distributors, LLC (“Quasar”) was the Distributor of the Funds.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund’s Class A shares may compensate certain financial institutions, including the Distributor, for certain distribution, shareholder servicing, administrative and accounting services. The Funds’ Class A shares may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of a Fund attributable to Class A shares. The Funds will adjust accruals accordingly for any unused or surplus balances on an annual basis. The Adviser may pay additional marketing and other distribution costs out of its profits.

Under its terms, the Funds’ Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Board members and a majority of those Board members who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2015, were as follows:

Fund	Purchases	Sales
Select International Equity Fund	$41,786,352	$171,126,525
Select International Equity Fund II	21,052,517	72,624,211
Total Return Bond Fund	1,343,509,568	1,706,372,793
Global High Income Fund	1,387,431,337	2,071,213,267

6. Investments in Affiliated Issuers

An affiliated issuer, as defined under the Investment Company Act of 1940, as amended includes, an issuer in which a Fund holds 5% or more of the issuer’s outstanding voting securities. A summary of the Funds’ investments in securities of these issuers for the year ended October 31, 2015 is set forth below:

Affiliate	Shares Held October 31, 2015	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Fair Value October 31, 2015
Select International Equity Fund
Toza Markovic ad Kikinda	78,160	$–	$–	$–	$–
Global High Income Fund
Deep Ocean	1,427,968	$–	$–	$–	$11,244,457

Annual Report 2015

Notes to Financial Statements (continued)

October 31, 2015

7. Portfolio Investment Risks

a.	Active Trading Risk

A Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a Fund does trade this way, it may incur increased costs, which can lower the actual return of the Fund.

b.	Asset-Backed Securities Risk

Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

c.	Bank Loan Risk

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause a Fund to lose income or principal on a particular investment, which in turn could affect a Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, a Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

d.	Credit Default Swap Risk

Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the Fund. Additionally, to the extent the Fund sells credit default swap contracts, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap in the event of a default of the referenced debt obligation.

e.	Credit Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. High yield bonds (“junk bonds”) may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility.

f.	Delayed Funding Loans and Revolving Credit Facilities Risk

There are a number of risks associated with an investment in delayed funding loans and revolving credit facilities including credit, interest rate and liquidity risk and the risks of being a lender. There may be circumstances under which the borrowing issuer’s credit risk may be deteriorating and yet a Fund may be obligated to make loans to the borrowing issuer as the borrowing issuer’s credit continues to deteriorate, including at a time when the borrowing issuer’s financial condition makes it unlikely that such amounts will be repaid. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments.

g.	Derivatives Risk (Including Options, Futures and Swaps)

Derivatives are speculative and may hurt the Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of this strategy will be successful.

Hedged Exposure Risk – Losses generated by a derivative or practice used by the Fund for hedging purposes should be offset in part by gains on the hedged investment depending on the degree of correlation between the hedging instrument and the assets hedged. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

h.	Emerging Markets Risk

A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

2015 Annual Report

Notes to Financial Statements (continued)

October 31, 2015

i.	Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency.

j.	Foreign Securities Risk

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign securities also may involve risks relating to the impact of currency exchange rate fluctuations; such risks may impact the Funds more greatly to the extent a Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsucessful.

k.	High-Yield Bonds and Other Lower-Rated Securities Risk

A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

l.	Illiquid Securities Risk

Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.

The Fund employs proprietary procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. The Fund’s procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

m.	Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of a Fund’s shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle.

n.	Interest Rate Risk

A Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

o.	Large-Cap Securities Risk

Stocks issued by large cap companies subject the Fund to the risk that those stocks may underperform stocks issued by companies with smaller capitalizations or the market as a whole. Large cap companies may be unable to respond as quickly as smaller- and mid-sized companies can to new competitive pressures and may lack the growth potential of those securities. Historically, large cap companies do not recover as quickly as smaller companies do from market declines.

p.	Leverage Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, loans of securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also cause leveraging risk.

q.	Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which a Fund invests.

r.	Mid-Cap Securities Risk

Stocks of mid-cap companies tend to be more volatile and less liquid than larger company stocks of larger companies.

Annual Report 2015

Notes to Financial Statements (continued)

October 31, 2015

s.	Mortgage-Related Securities Risk

A Fund may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

t.	Municipal Securities Risk

A Fund may invest in municipal bonds which may be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal Bonds have varying levels of sensitivity to changes in interest rates. In general, the price of a Municipal Bond can fall when interest rates rise and can rise when interest rates fall. Interest rate risk is generally lower for shorter-term Municipal Bonds and higher for long term Municipal Bonds. Under certain market conditions, the Adviser may purchase Municipal Bonds that the Adviser perceives are undervalued. Undervalued Municipal Bonds are subject to the same market volatility and principal and interest rate risks described above. Lower quality Municipal Bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower quality Municipal Bonds often fluctuates in response to political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. In the case of tax-exempt Municipal Bonds, if the Internal Revenue Service or state tax authorities determine that an issuer of a tax-exempt Municipal Bond has not complied with applicable tax requirements, interest from the security could become taxable at the federal, state and/or local level, and the security could decline significantly in value. Municipal Bonds are subject to credit or default risk. Credit risk is the risk that the issuer of a municipal security might not make interest and principal payments on the security as they become due.

u.	Prepayment Risk

As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This forces a Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

v.	Private Placements and Other Restricted Securities Risk

Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing a Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and a Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

w.	Sector Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

x.	Securities Selection Risk

The investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

y.	Small-Cap Securities Risk

Stocks of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

z.	Structured Notes Risk

Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The amount of principal repayments and/or interest payments is based upon the movement of one or more “factors,” such as currency or interest rates. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured notes may vary from money market quality to below investment grade. Depending on the factor used and use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular structured notes to become illiquid.

Please read the prospectus for more detailed information regarding these and other risks.

2015 Annual Report

Notes to Financial Statements (continued)

October 31, 2015

8. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

As of October 31, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Select International Equity Fund	$379,934,485	$14,457,666	$(109,663,587)	$(95,205,921)
Select International Equity Fund II	175,394,578	7,392,248	(35,693,839)	(28,301,591)
Total Return Bond Fund	1,013,521,023	14,864,314	(12,873,671)	1,990,643
Global High Income Fund	1,385,423,798	22,474,148	(132,861,473)	(110,387,325)

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Select International Equity Fund	$19,924,879	$–	$19,924,879	$–	$–	$19,924,879
Select International Equity Fund II	9,538,401	–	9,538,401	–	–	9,538,401
Total Return Bond Fund	23,348,183	21,607,201	44,955,384	–	1,577,041	46,532,425
Global High Income Fund	103,149,950	46,453,836	149,603,786	–	20,900,961	170,504,747

The tax character of distributions paid during the fiscal year ended October 31, 2014 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Select International Equity Fund	$13,489,548	$–	$13,489,548	$–	$–	$13,489,548
Select International Equity Fund II	400,427	–	400,427	–	–	400,427
Total Return Bond Fund	29,044,920	–	29,044,920	–	–	29,044,920
Global High Income Fund	163,321,054	27,302,327	190,623,381	–	–	190,623,381

As of October 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ Depreciation*	Accumulated Capital and Other Losses**	Total Accumulated Earnings (Deficit)
Select International Equity Fund	$–	$7,467,582	$–	$–	$–	$–	$500,761	$(96,868,717)	$(2,310,289,742)	$(2,399,190,116)
Select International Equity Fund II	–	3,882,372	–	–	–	–	50,871	(29,289,596)	(2,717,809,385)	(2,743,165,738)

Annual Report 2015

Notes to Financial Statements (continued)

October 31, 2015

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ Depreciation*	Accumulated Capital and Other Losses**	Total Accumulated Earnings (Deficit)
Total Return Bond Fund	$–	$–	$–	$–	$–	$–	$(1,350,902)	$2,358,830	$–	$1,007,928
Global High Income Fund	–	–	–	–	–	–	(6,903,383)	(102,543,582)	(83,833,509)	(193,280,474)

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.
**	As of October 31, 2015, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, which expire in the years set forth below.

Fund	Amount	Expires
Select International Equity Fund	$314,780,611	2016 (Short-Term)
Select International Equity Fund	1,643,693,179	2017 (Short-Term)
Select International Equity Fund	18,624,351	Unlimited (Short-Term)
Select International Equity Fund	333,191,601	Unlimited (Long-Term)
Select International Equity Fund II	1,379,336,238	2016 (Short-Term)
Select International Equity Fund II	1,211,390,775	2017 (Short-Term)
Select International Equity Fund II	121,152,924	2018 (Short-Term)
Select International Equity Fund II	1,419,889	Unlimited (Short-Term)
Select International Equity Fund II	4,509,559	Unlimited (Long-Term)
Global High Income Fund	23,104,660	Unlimited (Short-Term)
Global High Income Fund	60,728,849	Unlimited (Long-Term)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency gain (loss), swap adjustments, book/tax differences related to amortization of premiums and discounts, paydowngains (losses) and redesignation of distributions. These reclassifications have no effect on net assets or net asset values per share.

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Select International Equity Fund	$(1)	$(1,217,546)	$1,217,547
Select International Equity Fund II	–	176,556	(176,556)
Total Return Bond Fund	–	(8,138,049)	8,138,049
Global High Income Fund	–	(37,057,597)	37,057,597

10. Significant Shareholders

As of October 31, 2015, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Select International Equity Fund	62.3%	2
Select International Equity Fund II	54.9	3
Total Return Bond Fund	69.4	2
Global High Income Fund	68.4	6

2015 Annual Report

Notes to Financial Statements (concluded)

October 31, 2015

11. Line of Credit

Aberdeen Investment Funds (the “Borrowers”) entered into a Credit Agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”). The Agreement provides for a revolving credit facility (the “Credit Facility”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The amount of the Credit Facility was $100,000,000* for the year ended October 31, 2015. The Funds may draw up to their stated sublimit (subject to certain other limitations therein):

	Sublimit Amount	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Select International Equity	$100,000,000	$1,550,041	1.381%	52
Select International Equity II	$100,000,000	$1,231,375	1.384%	53
Total Return Bond Fund	$100,000,000	–	–	0

*	The Credit Facility was reduced from $175,000,000 to $100,000,000 on April 20, 2015.

In addition, the Global High Income Fund entered into a separate Credit Agreement (the “Global High Income Fund Credit Agreement”) with the Bank. The Global High Income Fund Credit Agreement provides for a revolving credit facility (the “Global High Income Fund Credit Facility”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The amount of the Global High Income Fund Credit Facility was $150,000,000** for the year ended October 31, 2015. The Global High Income Fund may draw the entire $150,000,000 (subject to certain limitations).

	Sublimit Amount	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Global High Income Fund	$150,000,000	$12,385,014	1.381%	29

**	The Global High Income Fund Credit Facility was reduced from $250,000,000 to $150,000,000 on April 20, 2015.

Principal on each outstanding loan made under the Agreement and the Global High Income Fund Credit Agreement shall bear the interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day plus 1.25% and (b) the Overnight London Interbank Offered Rate (“LIBOR”) as in effect on that day plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.18% per annum on the daily unused portion of each of the Credit Facility or Global High Income Fund Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. The commitment fee was increased from 0.10% to 0.18% per annum on the daily unused portion of each of the Credit Facility or Global High Income Credit Facility on April 20, 2015.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2015.

Annual Report 2015

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Aberdeen Investment Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen Investment Funds comprised of the Aberdeen Select International Equity Fund, Aberdeen Select International Equity Fund II, Aberdeen Total Return Bond Fund, and Aberdeen Global High Income Fund, (collectively, the “Funds”), as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

January 11, 2016

2015 Annual Report

Other Tax Information (Unaudited)

For the period ended October 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2015 Form 1099-DIV.

During the year ended October 31, 2015, the following Funds designated dividends as long-term capital gains:

Fund	Amount
Total Return Bond Fund	$21,607,201
Global High Income Fund	$46,453,836

The Funds intend to elect to pass through to their shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2015. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2015) was as follows:

Fund	Foreign Tax
Select International Equity Fund	1.03392%

For the year ended October 31, 2015, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Select International Equity Fund	81.50%
Select International Equity Fund II	83.00%
Global High Income Fund	1.91%

For the taxable year ended October 31, 2015, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:

Fund	Dividend Received Deduction
Global High Income Fund	1.91%

Annual Report 2015

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Investment Funds you incur ongoing costs, including investment advisory fees, shareholder service fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2015 and continued to hold your shares at the end of the reporting period, October 31, 2015.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Beginning Account Value, May 1, 2015	Actual Ending Account Value, October 31, 2015	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Select International Equity Fund
	Class A	$1,000.00	$857.90	$1,018.85	$5.90	$6.41	1.26%
	Institutional Class	$1,000.00	$859.00	$1,020.11	$4.73	$5.14	1.01%
Select International Equity Fund II
	Class A	$1,000.00	$863.80	$1,018.30	$6.44	$6.97	1.37%
	Institutional Class	$1,000.00	$864.60	$1,019.56	$5.26	$5.70	1.12%
Total Return Bond Fund	Class A	$1,000.00	$992.70	$1,021.73	$3.47	$3.52	0.69%
	Institutional Class	$1,000.00	$993.90	$1,022.99	$2.21	$2.24	0.44%
Global High Income Fund	Class A	$1,000.00	$939.40	$1,020.16	$4.89	$5.09	1.00%
	Institutional Class	$1,000.00	$941.60	$1,021.43	$3.67	$3.82	0.75%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.

2015 Annual Report

Supplemental Information (Unaudited)

Disclosure in Aberdeen Investment Funds Shareholder Report dated October 31, 2015

Board Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees of the Aberdeen Investment Funds (the “Trust”) held on June 17, 2015, the Board, including a majority of the Board Members who are not considered to be “interested persons” of the Trust (the “Independent Board Members”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) between the Trust and Aberdeen Asset Management Inc. (the “Adviser”) with respect the each of Aberdeen Select International Equity Fund, Aberdeen Select International Equity Fund II, Aberdeen Total Return Bond Fund and Aberdeen Global High Income Fund (the “Funds”); and the sub-advisory agreement between the Adviser and Aberdeen Asset Managers Limited (the “Sub-Adviser”) with respect to certain of the Funds (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Advisory Agreements”). The Sub-Adviser is an affiliate of the Adviser. The Adviser and the Sub-Adviser are sometimes referred to collectively as the “Advisers.”

In addition to the meeting on June 17, 2015, the Independent Board Members met on April 15, 2015, May 18, 2015, May 28, 2015, and June 5, 2015, to discuss, among other things: the peer groups proposed by an independent third party to be used for comparison of fees and performance; the Funds’ performance and expenses, including in-person interviews with the Advisers’ management personnel; the information request provided to the Advisers on behalf of the Independent Board Members by their independent legal counsel; supplemental information that they requested from the Advisers that they believed reasonably necessary for their review; the response of the Advisers to the information requests; and the legal standards that apply to their review.

In addition, the Investment Management and Service Contracts Committee met periodically to discuss the contract review process as a whole, the selection of the peer group by an independent third party, the independent third party’s report and the information provided by the Adviser.

In connection with the contract review meetings, the Independent Board Members reviewed a variety of information provided by the Advisers, both initially and supplementally, relating to the Funds, the Advisory Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Advisory Agreements. The materials provided to the Board generally included, among other items:

•	information on the investment performance of the Funds and comparative performance of peer groups of funds and the Funds’ performance benchmarks;

•

information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s advisory fees and other expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints;”

•	sales and redemption data with respect to each Fund;

•	information about the profitability of the Advisory Agreements to the Advisers;

•	reports prepared by the Advisers in response to requests submitted by the Independent Board Members’ independent legal counsel on behalf of the Independent Board Members; and

•

a memorandum from the Independent Board Members’ independent legal counsel on the responsibilities of the Board in considering for approval investment advisory and investment sub-advisory arrangements under the 1940 Act and state law.

The Board, including the Independent Board Members, also considered other matters such as:

•	the Advisers’ financial results and financial condition;

•	each Fund’s investment objective and strategies;

•	the Advisers’ investment personnel and operations;

•	arrangements relating to the distribution of the Funds’ shares and the related costs;

•	the procedures employed to determine the value of the Funds’ assets;

•

the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services;

•	the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and

•	possible conflicts of interest.

Annual Report 2015

Supplemental Information (Unaudited) (continued)

The Board also considered the nature, extent and quality of the services provided to the Funds by the Adviser’s affiliates. Throughout the process, the Independent Board Members were afforded the opportunity to ask questions of and request additional materials from the Adviser and the Sub-Adviser.

In addition to the materials requested by the Independent Board Members in connection with their annual consideration of the continuation of the Advisory Agreements, the Independent Board Members receive materials in advance of each regular quarterly meeting of the Board that provided information relating to the services provided by the Advisers, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Advisers’ management of the Funds) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of each Fund’s shares for the period. The Board also receives periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also consulted in executive sessions with counsel to the Independent Board Members regarding consideration of the renewal of the Advisory Agreements. In considering whether to approve the continuation of the Advisory Agreements, the Board, including the Independent Board Members, did not identify any single factor as determinative. Individual Board members may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Board Members, in connection with their approval of the continuation of the Advisory Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Advisory Agreements. The Board considered the nature, extent and quality of the services provided by Advisers, as applicable, to the Funds and the resources dedicated to the Funds by the Advisers and their affiliates. The Board considered, among other things:

•	The Advisers’ investment experience;

•

The background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds;

•	The allocation of responsibilities among the Advisers;

•	The Advisers’ role in coordinating the activities of the Funds’ other service providers;

•	Information provided on a regular basis by the Chief Compliance Officer of the Trust regarding the effectiveness of the Advisers’ compliance policies and procedures;

•	The Advisers’ risk management processes;

•	The Advisers’ focus on monitoring the performance of the Funds and addressing performance matters;

•

The benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services; and

•	Its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided to the Funds by the Advisers were extensive in nature and of high quality and supported the renewal of the Advisory Agreements.

Investment performance. The Board requested, and received, information about the performance of the Funds over various time periods, including information that compared the performance of each Fund to the performance of relevant peer groups of funds and its performance benchmark. When applicable, the Board considered the performance of each Fund compared to the performance of comparable funds or accounts managed by the Adviser and its affiliates. In addition, the Board reviewed data prepared by an independent third party which analyzed the performance of each Fund using a variety of performance metrics.

The Board considered the Advisers’ performance and reputation generally, the performance of the Aberdeen fund family generally, and the Advisers’ responsiveness to the Board’s concerns about performance and their willingness to take steps intended to improve performance from the time they commenced management of the Funds in 2013.

In addition to the foregoing, the Board considered the specific factors set forth below with respect to the performance of each Fund for the periods ended March 31, 2015. In each case, the Board noted that the Advisers assumed management of each Fund on May 22, 2013, and that the Funds’ performance for periods prior to that time reflects the performance of the Funds’ previous investment adviser.

2015 Annual Report

Supplemental Information (Unaudited) (continued)

Aberdeen Select International Equity Fund. The Board noted that the Select International Equity Fund had performance in the bottom quintile when compared to its peer group over the 1-, 3-, 4- and 5-year periods, and had performance in the fourth quintile over the 2-year period. The Board noted that it would closely monitor the Fund’s performance.

Aberdeen Select International Equity Fund II. The Board noted that for the 1-, 4- and 5-year periods, the Select International Equity Fund II ranked in the bottom quintile, but that for the 2- and 3- year periods, it ranked in the fourth and third quintiles, respectively. The Board noted that it would closely monitor the Fund’s performance.

Aberdeen Global High Income Fund. The Board noted that the Fund compared favorably against the funds in its peer group and in the performance universe for the 1-, 2-, 3- and 5-year periods, and noted that it ranked in the first quintile over the 10-year period when compared against funds in the performance universe. The Board noted less favorable performance in the 4-year period, and that the Board would continue to closely monitor the Fund’s performance.

Aberdeen Total Return Bond Fund. The Board noted that the Fund underperformed its peer group average, performing in the fifth quintile, for the 1-, 2- and 3-year periods, but that performance was in the fourth quintile for 4- and 5-year periods. The Board noted that it would continue to closely monitor the Fund’s performance.

Fees paid for advisory services and expenses. The Board considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of each Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”) and information about the advisory fees charged by the Adviser to separately managed accounts with a similar investment strategy.

In comparing each Fund’s net management fee to that of comparable funds, the Board noted that such fee included advisory fees, but not fund administration fees. In considering the fees charged to any comparable accounts, the Board considered, among other things, management’s discussion of the differences required to manage the different types of accounts. In evaluating each of the Fund’s advisory fees, the Board also took into account the demands, complexity and quality of the investment management of the Funds.

The Board also noted that the sub-advisory fees, as applicable, for the Funds are paid by the Adviser, not the Funds, out of its advisory fee. The Board also considered that the Adviser had entered into expense limitation agreements with respect to the Aberdeen Global High Income Fund and the Aberdeen Total Return Bond Fund, pursuant to which the Adviser agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time. Additionally, the Adviser has agreed to waive a portion of its management fees for each of the Funds at the annual rate of 0.005% of the respective Fund’s average daily net assets.

The Board also considered other benefits directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds, such as the engagement of affiliates of the Adviser to provide distribution services to the Funds.

In addition to the factors described above, the Board considered the specific factors set forth below with respect to each Fund’s fees and expenses. The Board considered the advisory fees, both contractual and after waivers and reimbursements, and also considered total expenses, both including Rule 12b-1 fees and excluding such fees.

Aberdeen Select International Equity Fund. The Board noted that the Fund’s contractual management fees are equal to the peer group median, ranking 5 of 9 funds, while the Fund’s actual management fees are slightly lower than the peer group median, ranking 4 of 9 funds. The Board considered, however, that the Fund’s total expenses are lower than the median, ranking 3 of 9 funds in the peer group.

Aberdeen Select International Equity Fund II. The Board considered that the Fund’s contractual management fees are above the peer group median, ranking 7 of 9 funds, and that the Fund’s actual management fees are slightly greater than the median, ranking of 6 of 9 funds. The Board noted that the Fund’s total expenses are equal to the median, ranking 5 of 9 funds in the peer group.

Aberdeen Global High Income Fund. The Board considered that the Fund’s contractual management fees are equal to the peer group median, ranking 5 of 9, and that the Fund’s actual management fees are below the peer group median, ranking 4 of 9 funds. The Board noted that the Fund’s total expenses are lower than the median, ranking 2 of 9 funds in the peer group. The Board noted the complexity of the securities held in the Fund’s portfolio.

Aberdeen Total Return Bond Fund. The Board considered that the Fund’s contractual management fees are below the peer group median, ranking 4 of 15 funds, and that the Fund’s actual management fees are below the peer group median, ranking 5 of 15 funds. The Board noted that the Fund’s total expenses, both including Rule 12b-1 fees, and excluding such fees, are lower than the median, ranking 6 of 15 and 2 of 15 funds in the peer group, respectively.

The Independent Board Members asked for, and received, information about the fees paid by other funds and accounts managed by the Adviser. The Independent Board Members considered the nature of the other accounts, which included comingled and separately managed accounts. The

Annual Report 2015

Supplemental Information (Unaudited) (concluded)

Independent Board Members noted the differences in managing the Funds compared to other accounts managed by the Advisers, including, among other things, the complexity of managing the Funds in light of regulatory, tax and compliance considerations resulting from the Funds’ status as registered investment companies.

After reviewing these and related factors, and taking into account management’s discussion regarding Fund expenses, the Board concluded that the advisory fee, and as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Advisory Agreements.

Economies of Scale. The Board considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Board noted that the Aberdeen Global High Income Fund and the Aberdeen Total Return Bond Fund benefitted from an expense limitation agreement, and that the fees of Select International Equity Fund, Select International Equity Fund II and Global High Income Fund were subject to breakpoints. The Board considered the Adviser’s belief that the Total Return Bond Fund does not have breakpoints at this time because this Fund has a lower overall fee structure.

The Board also considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

Profitability and costs. The Board also examined the profitability of the Adviser and its affiliates on a Fund-by-Fund basis. The Board also considered information about the allocation of expenses used to calculate profitability. When reviewing the Adviser’s profitability, the Board also considered guidance from the Securities and Exchange Commission and the courts regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints, if any, and expense limitations, with respect to the Funds.

Other factors. The Board also considered other factors, which included, but were not limited to, the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds;

•

whether the Funds have operated in accordance with their investment objectives, the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and the Adviser. The Trustees also considered the compliance-related resources that the Adviser and its affiliates provide to the Funds;

•	the Adviser’s financial condition and its ability to continue to provide a high level of service under the Advisory Agreements; and

•

so-called “fallout benefits” to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Board considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

* * *

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Independent Board Members concluded that the advisory fee, and as applicable, sub-advisory fee structures, were reasonable in light of the nature and quality of the services provided, and recommended that renewal of the Advisory Agreements would be in the best interest of each Fund and its shareholders. Accordingly, the Board, and the Independent Board Members voting separately, approved the Advisory Agreements for an additional one-year period.

Annual Report 2015

Management of the Funds (Unaudited)

As of October 31, 2015

Board of Trustees and Officers of the Funds

Name, Address, And Year of Birth	Position(s) Held, Length of Time Served And Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees who are not Interested Persons (as Defined in the 1940 Act) of the Funds
Antoine Bernheim**** 62	Trustee since November 2004; Chairman of the Fund Complex since December 2008.	President, Dome Capital Management, Inc., 1984–present (investment advisory firm); Chairman, Dome Securities Corp., 1995–2012 (broker/dealer); President, The U.S. Offshore Funds Directory, 1990–present (publishing).	4	None
Thomas Gibbons**** 68	Trustee since November 2004.	President, Cornerstone Associates Management, 1987–present (consulting firm).	4	None
Cynthia Hostetler**** 53	Trustee since September 2011.	Member of the Board of Directors of the Edgen Group (energy), 2012–2013, TriLinc Global Impact Fund, 2013–present, Vulcan Materials Company, 2014–present and Independent Directors Council (August 2014–present); Vice President of Investment Funds, Overseas Private Investment Corporation, 2001–2009; President, First Manhattan Bancorporation, 1991–2006.	4	Director, Edgen Group (NYSE: EDG) 2012–2013; Director, TriLinc Global Impact Fund, 2013–present; Director, Vulcan Materials Company (NYSE: VMC), 2014–present (construction materials).
Robert S. Matthews**** 72	Trustee since June 1992.	Managing Partner, Matthews & Co., 1990–present (certified public accounting firm).	4	Trustee, Allstate Financial Investment Trust, 2008–2009, (investment company).
Peter Wolfram**** 62	Trustee since June 1992.	Partner, Kelley Drye & Warren LLP, 1983–present (law firm).	4	Friends of Atlantik-Bruecke e.V. Foundation, 2004–present.

*	Each Trustee serves during the lifetime of the Funds or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Funds’ shareholders and until the election and qualification of his or her successor. The current retirement age is 75.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of four portfolios, Aberdeen Funds, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc. and Aberdeen Japan Equity Fund, Inc.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.

Annual Report 2015

Management of the Funds (Unaudited) (continued)

As of October 31, 2015

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustee who is an Interested Person (as Defined in The 1940 Act) of the Funds
Andrew Smith****† 47	Trustee since September 2014.	Co-Head of Americas for Aberdeen since June 2014. Mr. Smith is Chief Operating Officer of Aberdeen Asset Management Inc. He held various roles since he joined Aberdeen including Chief Compliance Officer for their North American Closed End Funds as well as Chief Financial Officer and Chief Operating Officer for Aberdeen in the Americas. Andrew joined Aberdeen in December 2000 as the result of the acquisition of Murray Johnstone.	4	Aberdeen Asset Management Inc. (2009-2015) (investment adviser)

*	Each Trustee serves during the lifetime of the Funds or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Funds’ shareholders and until the election and qualification of his or her successor. The current retirement age is 75.
**	The Aberdeen Fund Complex consists of the Trust, which currently consists of four portfolios, Aberdeen Funds, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc. and Aberdeen Japan Equity Fund, Inc.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.
†	Mr. Smith is considered to be an “interested person” of the Funds as defined in the 1940 Act because of his affiliation with the Adviser.

2015 Annual Report

Management of the Funds (Unaudited) (continued)

As of October 31, 2015

Officers of the Funds

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office[1]	Principal Occupation During Past 5 Years
Bev Hendry* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 62	President and Chief Executive Officer Officer of the Trust since September 2014	Currently, Co-Head of Americas and Director and Chief Financial Officer for Aberdeen Asset Management Inc. since June 2014. He first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr. Hendry left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale, Florida, where he worked for six years as Chief Operating Officer.
Jeffrey Cotton* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 38	Chief Compliance Officer, Anti-Money Laundering and Identity Theft Officer and Vice President Officer of the Trust since 2013	Currently, Director and Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a Vice President and Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).
Sofia Rosala* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 41	Deputy Fund Chief Compliance Officer and Vice President Officer of the Trust since 2013	Currently, Vice President, Deputy Head of Compliance and Adviser Chief Compliance Officer for Aberdeen Asset Management Inc. (since July, 2012). Prior to joining Aberdeen, Ms. Rosala was Counsel for Vertex, Inc. from April 2011 to June 2012. She was also an Associate Attorney with Morgan, Lewis and Bockius from May 2008 – April 2011.
Andrea Melia* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 46	Chief Financial Officer and Treasurer Officer of the Trust since 2013	Currently, Vice President and Head of Fund Administration – U.S. for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.
Megan Kennedy* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 41	Assistant Secretary and Vice President Officer of the Trust since 2013	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Annual Report 2015

Management of the Funds (Unaudited) (continued)

As of October 31, 2015

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office[1]	Principal Occupation During Past 5 Years
Lucia Sitar* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 44	Chief Legal Officer and Vice President Officer of the Trust since 2013	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.
Alan Goodson* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 41	Vice President Officer of the Trust since 2013	Currently, Director, Vice President and Head of Product – U.S, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.
Stephen Docherty* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 45	Vice President Officer of the Trust since 2013	Currently, Head of Global Equities for Aberdeen Asset Managers Limited. Mr. Docherty joined Aberdeen Asset Managers Limited in 1994.
Greg Hopper Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 58	Vice President Officer of the Trust since 2002	Currently, Head of Global High Yield for Aberdeen Asset Management Inc. Prior to joining Aberdeen, Mr. Hopper served as Senior Vice President (2009 – 2013) and First Vice President of Artio Global Management LLC (2002 – 2009).
Jennifer Nichols* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 37	Vice President Officer of the Trust since 2013	Currently, Global Head of Legal for Aberdeen. Director and Vice President for Aberdeen Asset Management Inc. (since October 2006).
Donald Quigley Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 50	Vice President Officer of the Trust since 2001	Currently, Head of US Total Return Bond for Aberdeen Asset Management Inc. Prior to joining Aberdeen, Mr. Quigley served as Senior Vice President and Head of High Grade Fixed-Income of Artio Global Management LLC (2001 – 2013).
Andrew Smith Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 47	Vice President Officer of the Trust since 2013	Currently, Co-Head of Americas for Aberdeen since June 2014. Mr. Smith is Director and Chief Operating Officer of Aberdeen Asset Management Inc. He held various roles since he joined Aberdeen including Chief Compliance Officer for their North American Closed End Funds as well as Chief Financial Officer and Chief Operating Officer for Aberdeen in the Americas. Andrew joined Aberdeen in December 2000 as the result of the acquisition of Murray Johnstone.
Hugh Young* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 57	Vice President Officer of the Trust since 2013	Currently, Managing Director of Aberdeen Asset Management Asia Limited (“AAMAL”) (since 1991) and member of the Executive Management Committee and Director of Aberdeen Asset Management PLC (since 1991 and 2011, respectively). Mr. Young joined Aberdeen in 1991.

2015 Annual Report

Management of the Funds (Unaudited) (concluded)

As of October 31, 2015

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office[1]	Principal Occupation During Past 5 Years
Brian Link State Street Bank and Trust Company 100 Huntington, CHP0026 Boston, MA 02116 43	Secretary Officer of the Trust since September 2014	Vice President and Managing Counsel, State Street Bank and Trust Company (since 2007).
Pamela Wade* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 44	Assistant Secretary Officer of the Trust since 2013	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Wade joined Aberdeen Asset Management Inc. in 2012 as Senior Product Manager. Prior to joining Aberdeen Asset Management Inc., Ms. Wade was a Vice President and Assistant Counsel with BNY Mellon Asset Servicing (2007-2012).
Brian O’Neill* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 47	Assistant Treasurer Officer of the Trust since 2013	Currently, Senior Fund Administration Manager – U.S. for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002-2008).

1	Pursuant to the Trust’s By-laws, officers of the Trust are elected by the Board of Trustees to hold such office until his or her successor is chosen and qualified, or until they resign or are removed from office.
*	Mr. Hendry, Mr. Cotton, Ms. Rosala, Ms. Melia, Mr. O’Neill, Ms. Kennedy, Ms. Sitar, Mr. Goodson, Mr. Young, Ms. Wade and Ms. Nichols hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Funds, Aberdeen Japan Equity Fund, Inc., each of which may also be deemed to be a part of the same “Fund Complex” as the Funds.

Annual Report 2015

Management Information

Trustees

Antoine Bernheim, Chairman

Thomas Gibbons

Cynthia Hostetler

Robert S. Matthews

Andrew Smith

Peter Wolfram

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer, Vice President and Anti-Money Laundering and Identity Theft Officer

Sofia Rosala, Deputy Chief Compliance Officer and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Brian Link, Secretary

Megan Kennedy, Assistant Secretary and Vice President

Lucia Sitar, Chief Legal Officer and Vice President

Alan Goodson, Vice President

Stephen Docherty, Vice President

Greg Hopper, Vice President

Jennifer Nichols, Vice President

Donald Quigley, Vice President

Andrew Smith, Vice President

Hugh Young, Vice President

Pamela Wade, Assistant Secretary

Brian O’Neill, Assistant Treasurer

Investment Adviser

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Iron Street 5th Floor

Boston, MA 02210

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Morrison & Foerster LLP

250 West 55th Street

New York, NY 10019-9601

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0377-AR

Item 2. Code of Ethics.

(a) As of October 31, 2015, the Registrant had adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(c) During the period covered by the report, the Code of Ethics was revised in order to amend the definition of “employee” to extend Sarbanes-Oxley whistleblower protection to employees of private contractors that provide service to the Registrant in accordance with the Supreme Court decision in Lawson v. FMR LLC, 134 S. Ct. 1158 (2014).

(d) During the period covered by the report, the Registrant did not grant any waivers to the provisions of the Code of Ethics.

(f) The Code of Ethics is included with this Form N-CSR as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one member who qualifies as an “Audit Committee Financial Expert” serving on its Audit Committee. Mr. Robert S. Matthews is the “Audit Committee Financial Expert” and is considered to be an “Independent Trustee” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees

October 31, 2015	$156,000	$5,250	$33,000	$ -

October 31, 2014	$147,325	$10,000	$29,088	$ -

[1]	The Tax Fees are the aggregate fees billed for professional services rendered by KPMG LLP for the review of Form 1120-RIC, Form 8613, and review of excise tax distribution calculations.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) None.

(c) None.

(d) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Registrant for the Registrant’s fiscal years ended October 31, 2015 and October 31, 2014 were $180,745 and $584,188, respectively.

(h) The Registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) or Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

(a) Included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2015, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting. However, subsequent to the Registrant’s last fiscal year, a control enhancement has been implemented so that aged dividend receivables are evaluated to determine if the net realizable value could be subject to currency fluctuations regardless of whether the receivable is denominated in a foreign currency or the fund’s functional currency.

Item 12. Exhibits.

(a)(1) The Code of Ethics of the registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2) Certifications of the registrant pursuant to Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) Certifications of the registrant pursuant to Rule 30a-2(b) under the Act are exhibits to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Investment Funds

By: /s/ Bev Hendry

Bev Hendry

Principal Executive Officer

Aberdeen Investment Funds

Date: January 11, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Bev Hendry

Bev Hendry

Principal Executive Officer

Aberdeen Investment Funds

Date: January 11, 2016

By: /s/ Andrea Melia

Andrea Melia

Principal Financial Officer

Aberdeen Investment Funds

Date: January 11, 2016